SEMI-ANNUAL REPORT APRIL 30, 2002 (UNAUDITED)

JPMORGAN FUNDS

[GRAPHIC]


INTERNATIONAL EQUITY FUNDS


FLEMING EUROPEAN FUND

FLEMING JAPAN FUND

FLEMING INTERNATIONAL GROWTH FUND

FLEMING INTERNATIONAL VALUE FUND

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING EMERGING MARKETS EQUITY FUND

FLEMING PACIFIC REGION FUND

SELECT INTERNATIONAL EQUITY FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

PRESIDENT'S LETTER                                  1

FLEMING EUROPEAN FUND
FUND COMMENTARY                                     3

FLEMING JAPAN FUND
FUND COMMENTARY                                     6

FLEMING INTERNATIONAL GROWTH FUND
FUND COMMENTARY                                     9

FLEMING INTERNATIONAL VALUE FUND
FUND COMMENTARY                                    12

FLEMING INTERNATIONAL OPPORTUNITIES FUND
FUND COMMENTARY                                    15

FLEMING EMERGING MARKETS EQUITY FUND
FUND COMMENTARY                                    18

FLEMING PACIFIC REGION FUND
FUND COMMENTARY                                    21

SELECT INTERNATIONAL EQUITY FUND
FUND COMMENTARY                                    23

PORTFOLIO OF INVESTMENTS                           26

FINANCIAL STATEMENTS                               55

NOTES TO FINANCIAL STATEMENTS                      67

FINANCIAL HIGHLIGHTS                               93

HIGHLIGHTS

- Equities stabilize after bear market.

- Global interest rates at low levels.

- International equities outperform U.S. equities.

- Technology and telecom equity prices remain volatile.


NOT FDIC INSURED May lose value / No bank guarantee
JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMorgan INTERNATIONAL EQUITY FUNDS

PRESIDENT'S LETTER                                                 JUNE 17, 2002

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan International Equity Funds. Inside, you'll find information detailing the performance of each Fund for the six months ended April 30, 2002, along with a report from the portfolio manager.

INVESTMENT STRATEGY CHANGES

In our efforts to continue providing our shareholders with high-quality mutual fund products, our Board of Trustees has approved a change of name and investment strategy for the JPMorgan Fleming Pacific Region Fund. The Fund is to be renamed JPMorgan Fleming Asia Equity Fund. Additionally, its strategy shifted from investing in companies based in the Pacific region to Pacific companies, excluding those of Japan.

ECONOMIES AND EQUITY MARKETS STABILIZE

In the six months under review, the world's leading central banks have managed to stimulate the global economy. After a period in which fear dominated financial markets and recession threatened, there are signs of renewed growth throughout the major economies. Once again, the United States appears to be leading -- the U.S. economy is reported to have grown by a remarkable 5.8% in the first quarter of 2002. However, data also suggests that the economies of Europe and Japan are, at least, stable.

The equity markets have moved to anticipate a revival in economic fortunes. After substantial drops in 2001, the S&P 500 Index was up 2.31% in the period and the MSCI EAFE Index (of international equity markets) rose 5.66%. Most of this rally happened in the fourth quarter of 2001, as investors gained confidence that the authorities' monetary and military response to the September 11 attacks on the United States would succeed. With interest rates in the United States, Europe and Japan at their lowest in a generation, investors assumed that economic revival was on its way.

At JPMorgan Fleming, our Funds participated in the market's growth. Indeed, in the wake of September 11, some of our managers recognized that the negative sentiment of markets did not reflect economic reality. They invested in equities with strong prospects, but trading on excessively low valuations. Such actions have boosted the value of Funds, and also coincidentally supported the fragile markets.

OUTLOOK

While markets may have showed some signs of stabilization, this is not a classic economic recovery. Unlike most recoveries, there is no sign of a bounce back in corporate spending. The buoyant fourth-quarter U.S. GDP numbers are a reflection of companies rebuilding their inventories and robust government spending. Further, there remain doubts over the reliability of corporate earnings reports, and the telecom and technology sectors remain mired in excess capacity.

What this means is that while international equities remain a good long-term investment, they are unlikely to match the exceptional returns of the late 1990s. However, we at JPMorgan Fleming will strive to maximize the returns available from your investments.

Sincerely yours,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds


International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

JPMorgan FLEMING EUROPEAN FUND

AS OF APRIL 30, 2002 (UNAUDITED)

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Fleming European Fund, which seeks long-term capital growth from investments in European companies, returned 17.28% (A shares, without sales charges) during the six months ended April 30, 2002. This compares to a total return of 5.89% for the MSCI Europe Index.

Q: HOW DID THE FUND OUTPERFORM ITS BENCHMARK?

A: Early in the review period, the Fund benefited from its exposure to cyclical growth stocks. For example, the Fund did well from its positions in the oversold technology hardware sector, where valuations had fallen sharply post-September
11. One such attractively valued technology name was Philips, which bounced back strongly from September lows.

Later in the period, our focus on cheaper industrial stocks boosted Fund performance, as low valuations and improving economic data sparked a strong value-cycle rally. The Fund benefited particularly from holdings in attractively valued industrial recovery stocks, such as Dutch office supplier Buhrmann and British aerospace company GKN, as restructuring announcements and robust earnings reports boosted share prices. Fund performance was also helped by a move into the oil services sector, where valuations had yet to reflect the positive effect of stronger economic growth and higher oil prices on the earnings of oil services providers.

Q: HOW WAS THE FUND MANAGED?

A: The Fund maintained its exposure to both cyclical growth and value stocks during the review period. However, we increased exposure to cyclical-value stocks as the review period progressed due to increased evidence of economic recovery, and an emphasis by a number of European corporations on restructuring efforts to enhance long-term profitability.

Q: WHAT IS THE OUTLOOK?

A: Europe's economy is recovering, which we believe will help drive cyclical earnings through the rest of the year. Along with a more positive global economic environment, the economic backdrop for European investments is, therefore, positive. Meanwhile, we expect inflation to remain broadly under control, and any rate increases this year by the European Central Bank and the Bank of England to be fairly limited, although the inflation data is volatile due to oil price movements and therefore, the inflation outlook is not without risk. Furthermore, European valuations, particularly in industrial cyclical sectors, are more attractive than their U.S. counterparts.

We would expect Europe's stock markets to outperform as earnings recover and the valuation gap with Wall Street to close. In the longer term, ongoing corporate and economic reform continues to boost the attractiveness of European equities, especially as politicians retake the initiative later in the year after major elections in France and Germany.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

France                    15.9%
United Kingdom            14.4%
The Netherlands           13.6%
Italy                     13.5%
Germany                    8.1%
Spain                      7.8%
Switzerland                6.1%
Belgium                    5.3%
Sweden                     3.0%
Finland                    2.6%
Denmark                    2.5%
Norway                     2.0%
Greece                     1.9%
Austria                    1.7%
Ireland                    1.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. DEXIA (BELGIUM) (3.0%)

2. KONINKLIJKE PHILIPS ELECTRONICS NV (THE NETHERLANDS) (2.9%)

3. SOCIETE GENERALE (FRANCE) (2.8%)

4. BANCA MONTE DEI PASCHI DI SIENA SPA (ITALY) (2.5%)

5. ANGLO AMERICAN PLC (UNITED KINGDOM) (2.5%)

6. ONTEX (BELGIUM) (2.3%)

7. SLIGRO BEHEER NV (THE NETHERLANDS) (2.3%)

8. UNICREDITO ITALIANO SPA (ITALY) (2.2%)

9. AUTOROUTES DU SUD DE LA FRANCE (FRANCE) (2.2%)

10. VALORA HOLDING AG (SWITZERLAND) (2.2%)

TOP 10 EQUITY HOLDINGS COMPRISED 24.9% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($15,273,642). AS OF APRIL 30, 2002 THE FUND HELD 89 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE INCEPTION
                                1 YEAR    3 YEARS     5 YEARS       (11/2/95)
   Class A Shares
     Without Sales Charge        4.97%      2.06%      10.04%        12.99%
     With Sales Charge*         -1.04%      0.06%       8.75%        11.96%

   Class B Shares
     Without CDSC                4.15%      1.32%       9.24%        12.17%
     With CDSC**                -0.85%      0.42%       8.96%        12.17%

   Class C Shares
     Without CDSC                4.15%      1.30%       9.23%        12.16%
     With CDSC***                3.15%      1.30%       9.23%        12.16%

   Institutional Shares          5.46%      2.22%      10.14%        13.07%
   Select Shares                 5.11%      2.10%      10.07%        13.01%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period and 2% CDSC for the five year period and 0% for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/2/95 TO 4/30/02)

[CHART]

                 JPMORGAN FLEMING EUROPEAN   MSCI          LIPPER EUROPEAN
                 FUND (A SHARES)             EUROPE INDEX  FUNDS INDEX
      11/2/1995                     $10,000       $10,000          $10,000
     11/30/1995                     $10,020       $10,000          $10,000
     12/31/1995                     $10,183       $10,317          $10,210
      1/31/1996                     $10,254       $10,384          $10,287
      2/29/1996                     $10,624       $10,573          $10,633
      3/31/1996                     $10,964       $10,700          $10,887
      4/30/1996                     $11,174       $10,777          $11,097
      5/31/1996                     $11,354       $10,860          $11,378
      6/30/1996                     $11,776       $10,979          $11,483
      7/31/1996                     $11,374       $10,842          $11,175
      8/31/1996                     $11,635       $11,164          $11,540
      9/30/1996                     $11,908       $11,399          $11,686
     10/31/1996                     $12,079       $11,663          $11,930
     11/30/1996                     $12,664       $12,254          $12,433
     12/31/1996                     $13,046       $12,492          $12,711
      1/31/1997                     $13,211       $12,526          $12,843
      2/28/1997                     $13,506       $12,691          $13,036
      3/31/1997                     $13,781       $13,101          $13,341
      4/30/1997                     $13,692       $13,036          $13,172
      5/31/1997                     $13,857       $13,592          $13,693
      6/30/1997                     $14,680       $14,272          $14,338
      7/31/1997                     $15,239       $14,941          $14,758
      8/31/1997                     $14,570       $14,088          $14,035
      9/30/1997                     $15,691       $15,455          $15,298
     10/31/1997                     $15,482       $14,694          $14,659
     11/30/1997                     $15,428       $14,921          $14,769
     12/31/1997                     $15,835       $15,465          $15,113
      1/31/1998                     $16,722       $16,108          $15,676
      2/28/1998                     $18,230       $17,368          $16,968
      3/31/1998                     $19,714       $18,605          $18,253
      4/30/1998                     $20,309       $18,966          $18,672
      5/31/1998                     $20,841       $19,351          $19,141
      6/30/1998                     $21,033       $19,564          $19,197
      7/31/1998                     $21,860       $19,951          $19,563
      8/31/1998                     $18,227       $17,441          $16,738
      9/30/1998                     $17,465       $16,743          $15,801
     10/31/1998                     $18,380       $18,083          $16,906
     11/30/1998                     $19,371       $19,045          $17,869
     12/31/1998                     $20,295       $19,877          $18,702
      1/31/1999                     $21,374       $19,750          $19,035
      2/28/1999                     $20,139       $19,248          $18,479
      3/31/1999                     $20,101       $19,458          $18,531
      4/30/1999                     $20,782       $20,038          $19,061
      5/31/1999                     $19,701       $19,076          $18,369
      6/30/1999                     $20,087       $19,399          $18,835
      7/31/1999                     $20,447       $19,579          $19,152
      8/31/1999                     $20,666       $19,779          $19,307
      9/30/1999                     $20,705       $19,626          $19,096
     10/31/1999                     $21,246       $20,349          $19,744
     11/30/1999                     $24,114       $20,898          $21,116
     12/31/1999                     $27,613       $23,040          $23,844
      1/31/2000                     $27,284       $21,400          $23,076
      2/29/2000                     $29,928       $22,515          $26,256
      3/31/2000                     $29,299       $23,057          $26,275
      4/30/2000                     $27,585       $22,040          $24,851
      5/31/2000                     $26,578       $21,860          $24,349
      6/30/2000                     $26,945       $22,330          $24,926
      7/31/2000                     $26,382       $21,972          $24,734
      8/31/2000                     $26,160       $21,713          $24,828
      9/30/2000                     $24,852       $20,697          $23,547
     10/31/2000                     $23,399       $20,540          $22,831
     11/30/2000                     $22,142       $19,745          $21,609
     12/31/2000                     $23,548       $21,105          $23,232
      1/31/2001                     $23,475       $21,116          $23,163
      2/28/2001                     $22,168       $19,262          $21,210
      3/31/2001                     $20,059       $17,825          $19,348
      4/30/2001                     $21,048       $19,092          $20,629
      5/31/2001                     $20,598       $18,160          $19,834
      6/30/2001                     $19,580       $17,474          $19,027
      7/31/2001                     $19,246       $17,518          $18,835
      8/31/2001                     $19,769       $17,062          $18,351
      9/30/2001                     $18,229       $15,359          $16,292
     10/31/2001                     $18,840       $15,848          $16,862
     11/30/2001                     $20,569       $16,483          $17,592
     12/31/2001                     $20,641       $16,905          $17,967
      1/31/2002                     $19,987       $16,021          $17,180
      2/28/2002                     $20,510       $16,018          $17,192
      3/31/2002                     $21,485       $16,886          $18,052
      4/30/2002                     $22,094       $16,758          $18,003

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/2/95.

Returns for the Institutional and Select Shares prior to 9/10/01 (offering date of the Institutional and Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Institutional and Select Shares.

Returns for the Class B Shares prior to 11/3/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

Returns for the Class C Shares prior to 11/1/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Fleming European Fund, MSCI Europe Index, and Lipper European Funds Index from November 2, 1995 to April 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI Europe Index is a replica (or model) of the performance of the European markets. The Lipper European Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan FLEMING JAPAN FUND

AS OF APRIL 30, 2002 (UNAUDITED)

Q. HOW DID THE FUND PERFORM?

A. JPMorgan Fleming Japan Fund, which seeks long-term capital growth from a broadly diversified portfolio of Japanese stocks, rose 6.81% (A shares, no sales charge) during the six months ended April 30, 2002. This compares with a rise of 1.35% in the MSCI Japan Index.

Q. HOW DID THE FUND OUTPERFORM ITS BENCHMARK?

A. While the broad Japanese equity market, as measured by the MSCI Japan Index, generated only a small gain over the period, stocks with exposure to a perceived U.S.-led global economic recovery appreciated significantly. The upward move began in the closing months of 2001, when investors drew confidence from the developed world's monetary and military response to the September 11 attacks on the United States. Consequently, the blue-chip exporters and technology-component manufacturers rallied. Industrial cyclical companies, which performed well as domestic economic data and corporate news suggested that business activity was stabilizing, joined the rally in early 2002.

The Fund had overweight positions in stocks from all three of these areas. Among its blue-chip holdings: Canon's stock price rose 44% and Honda's price increased 39%. Technology company Sumitomo Bakelite, which makes sealants for semiconductors, climbed 29%. And, Koyo Seiko, an industrial company that makes ball bearings, rose 33%.

In addition, the Fund benefited from being underweight in stocks that performed poorly, such as banks and the real estate plays that had rallied during the summer of 2001.

Q. HOW WAS THE FUND MANAGED?

A. The Fund reduced some of its holdings in both technology and industrial cyclical stocks following their strong price increases. Towards the end of the reporting period, it added a number of apparel retail holdings, which should benefit from a stabilizing economy.

Q. WHAT IS THE OUTLOOK?

A. While macroeconomic data indicates a flat rate of economic growth, company managers have been surprisingly enthusiastic about future profits. This suggests that the economy may be stronger than most commentators realize. At the same time, large numbers of companies have sought permission to buy back shares, which may show the extent to which Japanese managers now recognize the interests of their shareholders.

The key issue now for equity prices is whether the recent increase in business activity among Japan's technology, industrial and blue-chip companies can be sustained. So far, this has been driven by inventory restocking -- in Japan and on a global basis. Capital spending needs to pick up if the recovery is to be maintained. Should this happen, we believe Japanese equity prices will rise.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Technology                     26.4%
Consumer Cyclical              18.2%
Industrial Cyclical            12.3%
Services                        8.6%
Software & Services             7.9%
Retail                          7.5%
Basic Materials                 7.3%
Telecommunications              3.4%
Capital Markets                 1.8%
Consumer Staple                 1.5%
Energy                          1.5%
Systems Hardware                1.5%
Pharmaceuticals                 1.3%
Insurance                       0.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. TOYOTA MOTOR CORP. (4.2%)

2. CANON, INC (3.9%)

3. FUJI PHOTO FILM CO., LTD (3.3%)

4. SONY CORP. (2.8%)

5. MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD (2.8%)

6. NIPPON TELEGRAPH & TELEPHONE CORP. (2.4%)

7. MABUCHI MOTOR CO., LTD (2.0%)

8. RICOH CO., LTD (1.9%)

9. SUMITOMO CORP. (1.9%)

10. FUJI SOFT ABC, INC. (1.9%)

TOP 10 EQUITY HOLDINGS COMPRISED 27.1% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($262,876). AS OF APRIL 30, 2002 THE FUND HELD 69 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE INCEPTION
                                   1 YEAR    3 YEARS     5 YEARS     (11/2/95)
   Class A Shares
     Without Sales Charge         -19.52%    -10.11%      -8.47%      -7.32%
     With Sales Charge*           -24.16%    -11.85%      -9.55%      -8.16%

   Class B Shares
     Without CDSC                 -20.18%    -10.63%      -9.05%      -7.93%
     With CDSC**                  -24.17%    -11.54%      -9.40%      -7.93%

*    Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period and 2% CDSC for the five year period and 0% for the period since inception.

LIFE OF FUND PERFORMANCE (11/2/95 TO 4/30/02)

[CHART]

               JPMORGAN FLEMING JAPAN     MSCI          TOKYO STOCK EXCHANGE       LIPPER JAPAN
               FUND (A SHARES)            JAPAN INDEX   (TOPIX) 1ST SECTION INDEX  EQUITY FUNDS INDEX
    11/2/1995                    $10,000       $10,000                    $10,000             $10,000
   11/30/1995                    $10,000       $10,000                    $10,000             $10,000
   12/31/1995                    $10,270       $10,511                    $10,477             $10,417
    1/31/1996                    $10,400       $10,373                    $10,335             $10,455
    2/29/1996                    $10,190       $10,189                    $10,164             $10,231
    3/31/1996                    $10,650       $10,548                    $10,499             $10,512
    4/30/1996                    $11,160       $11,149                    $11,198             $11,176
    5/31/1996                    $10,670       $10,574                    $10,649             $10,800
    6/30/1996                    $10,800       $10,630                    $10,695             $10,969
    7/31/1996                    $10,291       $10,154                    $10,169             $10,489
    8/31/1996                     $9,750        $9,700                     $9,736             $10,108
    9/30/1996                    $10,051       $10,036                    $10,010             $10,309
   10/31/1996                     $9,420        $9,363                     $9,338              $9,741
   11/30/1996                     $9,520        $9,541                     $9,407              $9,780
   12/31/1996                     $9,130        $8,882                     $8,681              $9,423
    1/31/1997                     $8,987        $7,916                     $7,744              $8,823
    2/28/1997                     $9,303        $8,101                     $7,892              $8,917
    3/31/1997                     $9,160        $7,834                     $7,598              $8,763
    4/30/1997                     $9,497        $8,119                     $7,779              $9,104
    5/31/1997                    $10,375        $9,015                     $9,080             $10,168
    6/30/1997                    $10,886        $9,688                     $9,565             $10,550
    7/31/1997                    $11,447        $9,393                     $9,186             $10,564
    8/31/1997                    $10,157        $8,579                     $8,362              $9,428
    9/30/1997                    $10,311        $8,449                     $8,100              $9,256
   10/31/1997                     $9,748        $7,662                     $7,480              $8,736
   11/30/1997                     $9,584        $7,191                     $6,911              $8,141
   12/31/1997                     $9,278        $6,780                     $6,366              $7,653
    1/31/1998                     $9,171        $7,385                     $7,041              $8,329
    2/28/1998                     $8,879        $7,423                     $7,095              $8,311
    3/31/1998                     $8,706        $6,918                     $6,612              $7,918
    4/30/1998                     $8,587        $6,891                     $6,520              $7,970
    5/31/1998                     $8,684        $6,512                     $6,210              $7,757
    6/30/1998                     $8,609        $6,603                     $6,245              $7,825
    7/31/1998                     $8,512        $6,516                     $6,158              $7,981
    8/31/1998                     $7,723        $5,773                     $5,521              $7,327
    9/30/1998                     $7,518        $5,615                     $5,115              $7,093
   10/31/1998                     $6,924        $6,557                     $5,586              $7,557
   11/30/1998                     $7,237        $6,857                     $5,653              $8,119
   12/31/1998                     $7,453        $7,122                     $5,372              $8,387
    1/31/1999                     $7,335        $7,174                     $5,502              $8,496
    2/28/1999                     $7,097        $7,017                     $5,574              $8,459
    3/31/1999                     $8,080        $7,990                     $6,560              $9,557
    4/30/1999                     $8,404        $8,323                     $6,745             $10,181
    5/31/1999                     $8,037        $7,854                     $6,641              $9,854
    6/30/1999                     $8,706        $8,598                     $7,365             $11,358
    7/31/1999                     $9,473        $9,456                     $7,363             $12,479
    8/31/1999                     $9,689        $9,389                     $7,551             $13,113
    9/30/1999                    $10,219        $9,959                     $7,647             $13,921
   10/31/1999                    $10,629       $10,387                     $8,052             $14,495
   11/30/1999                    $11,180       $10,832                     $8,128             $15,915
   12/31/1999                    $11,947       $11,505                     $8,663             $17,371
    1/31/2000                    $11,115       $11,007                     $8,783             $16,312
    2/29/2000                    $11,029       $10,722                     $8,507             $16,488
    3/31/2000                    $11,601       $11,606                     $8,647             $17,088
    4/30/2000                    $10,704       $10,733                     $8,588             $15,340
    5/31/2000                     $9,754       $10,187                     $7,932             $14,171
    6/30/2000                    $10,273       $10,887                     $8,291             $15,238
    7/31/2000                     $8,976        $9,633                     $7,570             $13,208
    8/31/2000                     $9,710       $10,256                     $7,874             $14,537
    9/30/2000                     $9,527        $9,746                     $7,682             $13,583
   10/31/2000                     $8,771        $9,181                     $7,208             $12,241
   11/30/2000                     $8,576        $8,800                     $7,118             $11,504
   12/31/2000                     $7,896        $8,265                     $6,705             $10,331
    1/31/2001                     $7,874        $8,167                     $6,792             $10,547
    2/28/2001                     $7,215        $7,799                     $6,485              $9,789
    3/31/2001                     $7,150        $7,567                     $6,672              $9,693
    4/30/2001                     $7,582        $8,081                     $6,693             $10,313
    5/31/2001                     $7,679        $8,062                     $6,709             $10,338
    6/30/2001                     $7,172        $7,581                     $6,618              $9,748
    7/31/2001                     $6,621        $7,017                     $6,044              $8,856
    8/31/2001                     $6,340        $6,841                     $5,611              $8,419
    9/30/2001                     $5,703        $6,202                     $5,203              $7,352
   10/31/2001                     $5,714        $6,189                     $5,385              $7,682
   11/30/2001                     $5,941        $6,257                     $5,339              $7,775
   12/31/2001                     $5,574        $5,834                     $5,247              $7,492
    1/31/2002                     $5,239        $5,377                     $4,940              $6,898
    2/28/2002                     $5,530        $5,601                     $5,154              $7,118
    3/31/2002                     $5,909        $5,922                     $5,503              $7,656
    4/30/2002                     $6,103        $6,266                     $5,502              $7,926

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/2/95.

Returns for the Class B Shares prior to 11/3/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Fleming Japan Fund, MSCI Japan Index, Tokyo Stock Exchange (TOPIX) 1st Section Index and Lipper Japan Equity Funds Index from November 2, 1995 to April 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI Japan Index is a replica (or model) of the performance of the Japan Equity Markets. The Tokyo Stock Exchange (TOPIX) 1st
Section Index, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Lipper Japan Equity Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan FLEMING INTERNATIONAL GROWTH FUND

AS OF APRIL 30, 2002 (UNAUDITED)

Q. HOW DID THE FUND PERFORM?

A. JPMorgan Fleming International Growth Fund, which seeks total return from long-term capital growth from a portfolio of international growth stocks, rose 10.39% (A shares, no sales charge) during the six months ended April 30, 2002. This compares with a rise of 5.80% for the MSCI EAFE Growth Index.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. The Fund outpaced its benchmark in a period when international equity markets moved higher in response to evidence that the global economy was staging a mild recovery. Even so, some stocks lost value as the fall-out, from the technology-media-telecommunications bubble, continued. Consequently, the six months ended April 30, 2002 was a period when avoiding the losers was as important as selecting the winners.

In the early part of the period, technology stocks staged an impressive rally as investors assumed that technology companies would benefit from a bounce back in growth industries. As 2002 began, however, doubts emerged about the strength of recovery and whether telecom and technology companies would participate. Those stocks that continued to rise were cyclical stocks and under-priced defensive stocks.

Technology stocks that contributed to performance included Dutch company Philips Electronics and Japanese semiconductor manufacturer Rohm. In the U.K., there was strong performance from oil stock BG and food retailer Tesco. In continental Europe, tobacco stock Altadis, the bank Nordea and industrial company St. Gobain performed well. However, there was poor performance from Reuters and the Japanese financial stocks Nikko and Takefuji.

Q. HOW WAS THE FUND MANAGED?

A. During the period under review, the number of portfolio holdings was reduced from 35 to 50. This action was taken to reduce the Fund's tracking error against its benchmark.

Q. WHAT IS THE OUTLOOK?

A. As we enter the summer months, the global economy is staging a slow recovery. During the first quarter, companies rebuilding their depleted inventories drove economic recovery. We believe it is unlikely that either consumer spending or capital expenditure will now pick up sufficiently to maintain the pace of growth. As a result, recovery is likely to pause for a breath and corporate earnings growth will remain weak. International stocks may perform better than U.S. stocks because they are cheaper, but we do not expect substantial broad market advances. We will therefore continue to rotate our holdings -- selling those that have become expensive and replacing them with cheaper holdings.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

United Kingdom            30.2%
Japan                     18.0%
France                    17.6%
South Korea                6.7%
Germany                    6.2%
Hong Kong                  3.3%
The Netherlands            3.0%
Finland                    2.7%
Spain                      2.2%
Switzerland                2.1%
Sweden                     1.9%
Belgium                    1.6%
Italy                      1.6%
Brazil                     1.5%
Taiwan                     1.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. GLAXOSMITHKLINE PLC (UNITED KINGDOM) (4.6%)

2. TOTALFINAELF SA (FRANCE) (4.5%)

3. AVENTIS SA (FRANCE) (4.5%)

4. SAMSUNG ELECTRONICS, GDR (SOUTH KOREA) (3.3%)

5. BAE SYSTEMS PLC (UNITED KINGDOM) (3.2%)

6. COMPAGNLE DE SAINT-GOBAIN (FRANCE) (3.1%)

7. NTT DOCOMO, INC. (JAPAN) (3.0%)

8. CGNUPLC (UNITED KINGDOM) (2.9%)

9. CANON, INC. (JAPAN) (2.9%)

10. VODAFONE GROUP PLC (UNITED KINGDOM) (2.7%)

TOP 10 EQUITY HOLDINGS COMPRISED 34.7% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($1,384,943). AS OF APRIL 30, 2002 THE FUND HELD 49 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                     SINCE INCEPTION
                                            1 YEAR      (12/29/00)
   Class A Shares
     Without Sales Charge                  -12.84%       -15.53%
     With Sales Charge*                    -17.87%       -19.20%

   Class B Shares
     Without CDSC                          -13.24%       -15.96%
     With CDSC**                           -17.58%       -18.49%

   Class C Shares
     Without CDSC                          -13.24%       -15.96%
     With CDSC***                          -14.11%       -15.96%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period and 3% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/29/00 TO 4/30/02)

[CHART]

               JPMORGAN FLEMING INTERNATIONAL   MSCI EAFE      LIPPER INTERNATIONAL
               GROWTH FUND (A SHARES)           GROWTH INDEX   FUNDS INDEX
   12/29/2000                          $10,000        $10,000              $10,000
   12/31/2000                          $10,000        $10,000              $10,000
    1/31/2001                          $10,180         $9,972              $10,059
    2/28/2001                           $9,150         $8,960               $9,353
    3/31/2001                           $8,389         $8,340               $8,695
    4/30/2001                           $9,160         $8,911               $9,224
    5/31/2001                           $8,779         $8,552               $9,001
    6/30/2001                           $8,324         $8,136               $8,747
    7/31/2001                           $8,003         $7,939               $8,520
    8/31/2001                           $7,753         $7,577               $8,348
    9/30/2001                           $6,821         $6,860               $7,438
   10/31/2001                           $7,232         $7,133               $7,640
   11/30/2001                           $7,762         $7,500               $7,925
   12/31/2001                           $7,993         $7,543               $8,066
    1/31/2002                           $7,572         $7,136               $7,740
    2/28/2002                           $7,592         $7,233               $7,848
    3/31/2002                           $8,003         $7,508               $8,264
    4/30/2002                           $7,983         $7,548               $8,321

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 12/29/00.

All Share Classes were introduced on 12/29/00.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Fleming International Growth Fund, MSCI EAFE Growth Index and Lipper International Funds Index from December 29, 2000 to April 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE Growth Index is a market capitalization-weighted index representing all 20 developed markets that make up that index. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan FLEMING INTERNATIONAL VALUE FUND

AS OF APRIL 30, 2002 (UNAUDITED)

Q. HOW DID THE FUND PERFORM?

A. JPMorgan Fleming International Value Fund, which seeks to provide high total return from a portfolio of international value stocks, rose 6.59% (Institutional Shares) during the six months ended April 30, 2002. This compares with a rise of 6.85% for the Salomon Smith Barney PMI Value EPAC Index, and a rise of 5.50% for MSCI EAFE Index.

Q. WHY DID THE FUND PERFORM THIS WAY?

A. In December 2001, the Fund changed its mandate from investing in large-cap international core stocks to large-cap international value. Correspondingly, its benchmark was changed from the MSCI EAFE Index to the Salomon Smith Barney PMI Value EPAC Index. Performance was roughly in line with the combination of these two benchmarks, driven by relative value-stock picking in a rising equity market.

Stock selection was particularly good in the auto, oil and telecom sectors. Honda performed well, largely as a result of its strong North American sales. Buoyant energy prices caused renewed interest in the oil sector, which drove strong performance as a number of relatively undervalued oil stocks such as Russia's Lukoil and China's CNOOC benefited. Additionally, European oil stock Total Fina Elf performed well, as it continued to squeeze costs. In telecom, Fund performance was as much a consequence of what it did not own as what it did. While it benefited from holding Japanese mobile company KDDI, it avoided France Telecom.

By contrast, stock picking was poor in insurance and retail. Zurich Financial Services performed badly after consistently disappointing news called its management's growth strategy into question. In retail, the Japanese stock Fast Retailing fell back as its revenue growth slowed and the company reduced earnings expectations.

Q. HOW WAS THE FUND MANAGED?

A. Many of the Fund's holdings were changed to reflect the new value style and to bring the portfolio into line with the new index. At the same time, the number of stocks was reduced from approximately 150 to approximately 70. This has created a more concentrated portfolio, which will emphasize the effects of our stock picking.

Q. WHAT IS THE OUTLOOK?

A. International economies are following the U.S. trend towards higher economic growth, although to varying degrees. There is a likelihood that greater sensitivity to the economic cycle may cause the following rebound in corporate earnings to be greater in Europe and Japan than in the United States. With international companies trading on relatively low valuations, we believe international markets may outperform the U.S. market this year.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

United Kingdom            26.5%
Japan                     17.2%
France                    13.8%
Switzerland                8.1%
Germany                    5.2%
Spain                      4.9%
Hong Kong                  3.9%
The Netherlands            3.9%
Australia                  3.1%
Italy                      3.0%
South Korea                2.4%
Russia                     1.9%
Brazil                     1.1%
Finland                    1.1%
South Africa               1.0%
Venezuela                  1.0%
Belgium                    0.9%
India                      0.7%
United States              0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. BP PLC (UNITED KINGDOM) (4.0%)

2. TOTALFINAELF SA (FRANCE) (3.8%)

3. BNP PARIBAS (FRANCE) (3.7%)

4. UNICREDITO ITALIANO SPA (ITALY) (3.0%)

5. UBS AG (SWITZERLAND) (2.9%)

6. SOCIETE GENERALE, (FRANCE) (2.8%)

7. CGNU PLC (UNITED KINGDOM) (2.8%)

8. ROYAL BANK OF SCOTLAND GROUP PLC (UNITED KINGDOM) (2.3%)

9. HONDA MOTOR CO., LTD (JAPAN) (2.3%)

10. UNILEVER PLC (UNITED KINGDOM) (2.1%)

TOP 10 EQUITY HOLDINGS COMPRISED 29.7% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($18,927,945). AS OF APRIL 30, 2002 THE FUND HELD 72 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class A Shares
  Without Sales Charge      -13.82%      -7.45%      -0.72%       3.82%
  With Sales Charge*        -18.80%      -9.26%      -1.90%       3.21%

Class B Shares
  Without CDSC              -13.95%      -7.50%      -0.75%       3.80%
  With CDSC**               -18.95%      -8.39%      -1.08%       3.80%

Institutional Shares        -12.96%      -6.92%      -0.31%       4.13%
Select Shares               -13.54%      -7.35%      -0.66%       3.85%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.

10-YEAR PERFORMANCE (4/30/92 TO 4/30/02)

[CHART]

               JPMORGAN FLEMING INTERNATIONAL     SSB PMI            SSB             MSCI
               VALUE FUND (INSTITUTIONAL SHARES)  VALUE EPAC INDEX   VALUE INDEX     EAFE INDEX
    4/30/1992                         $3,000,000        $3,000,000    $3,000,000     $3,000,000
    5/31/1992                         $3,162,300        $3,185,400    $3,178,613     $3,200,700
    6/30/1992                         $3,023,791        $3,048,109    $3,048,766     $3,048,987
    7/31/1992                         $2,946,080        $2,970,382    $2,977,380     $2,970,933
    8/31/1992                         $3,152,305        $3,138,209    $3,136,898     $3,157,210
    9/30/1992                         $3,071,291        $3,081,408    $3,073,149     $3,094,697
   10/31/1992                         $2,898,992        $2,903,918    $2,905,993     $2,932,226
   11/30/1992                         $2,932,910        $2,925,407    $2,918,919     $2,959,789
   12/31/1992                         $2,954,907        $2,941,205    $2,937,720     $2,975,180
    1/31/1993                         $2,910,583        $2,950,028    $2,943,302     $2,974,882
    2/28/1993                         $2,988,878        $3,035,579    $3,032,021     $3,064,724
    3/31/1993                         $3,248,014        $3,382,242    $3,370,740     $3,331,968
    4/30/1993                         $3,517,274        $3,702,202    $3,683,608     $3,648,171
    5/31/1993                         $3,616,109        $3,773,655    $3,755,875     $3,725,148
    6/30/1993                         $3,506,903        $3,670,634    $3,658,049     $3,667,035
    7/31/1993                         $3,656,998        $3,842,787    $3,823,443     $3,795,382
    8/31/1993                         $3,820,466        $4,030,699    $4,004,113     $4,000,332
    9/30/1993                         $3,721,134        $3,936,381    $3,907,168     $3,910,325
   10/31/1993                         $3,802,999        $4,048,568    $4,025,264     $4,030,763
   11/30/1993                         $3,474,420        $3,726,706    $3,714,454     $3,678,474
   12/31/1993                         $3,679,411        $3,981,240    $3,965,335     $3,944,060
    1/31/1994                         $3,988,849        $4,330,793    $4,309,636     $4,277,333
    2/28/1994                         $3,966,511        $4,308,706    $4,282,021     $4,265,356
    3/31/1994                         $3,813,801        $4,157,040    $4,128,085     $4,081,520
    4/30/1994                         $3,970,548        $4,337,455    $4,299,354     $4,254,576
    5/31/1994                         $3,996,754        $4,332,684    $4,297,297     $4,230,325
    6/30/1994                         $3,996,754        $4,414,572    $4,367,803     $4,289,972
    7/31/1994                         $4,041,517        $4,464,457    $4,421,563     $4,331,156
    8/31/1994                         $4,090,015        $4,559,103    $4,525,264     $4,433,805
    9/30/1994                         $3,944,411        $4,428,713    $4,402,761     $4,294,140
   10/31/1994                         $4,037,499        $4,599,218    $4,563,161     $4,437,135
   11/30/1994                         $3,847,333        $4,360,979    $4,328,731     $4,223,708
   12/31/1994                         $3,900,426        $4,385,836    $4,353,114     $4,250,318
    1/31/1995                         $3,749,479        $4,225,315    $4,192,127     $4,087,106
    2/28/1995                         $3,707,860        $4,188,554    $4,163,925     $4,075,253
    3/31/1995                         $3,881,388        $4,468,350    $4,436,545     $4,329,549
    4/30/1995                         $3,994,725        $4,634,572    $4,601,939     $4,492,340
    5/31/1995                         $3,915,629        $4,596,569    $4,571,974     $4,438,881
    6/30/1995                         $3,825,178        $4,509,234    $4,490,599     $4,361,201
    7/31/1995                         $4,070,372        $4,810,451    $4,782,902     $4,632,903
    8/31/1995                         $3,995,070        $4,608,412    $4,589,894     $4,456,390
    9/30/1995                         $4,029,028        $4,717,171    $4,693,302     $4,543,289
   10/31/1995                         $3,938,375        $4,580,373    $4,562,867     $4,421,075
   11/30/1995                         $4,028,958        $4,735,189    $4,716,216     $4,543,981
   12/31/1995                         $4,211,067        $4,933,594    $4,906,580     $4,727,103
    1/31/1996                         $4,261,599        $4,923,233    $4,904,818     $4,746,484
    2/29/1996                         $4,246,258        $4,937,510    $4,914,806     $4,762,622
    3/31/1996                         $4,343,072        $5,056,504    $5,033,784     $4,863,590
    4/30/1996                         $4,482,485        $5,214,267    $5,190,658     $5,005,120
    5/31/1996                         $4,428,247        $5,145,960    $5,127,497     $4,913,026
    6/30/1996                         $4,478,729        $5,184,041    $5,162,162     $4,940,539
    7/31/1996                         $4,327,348        $5,047,182    $5,029,965     $4,796,275
    8/31/1996                         $4,342,926        $5,093,616    $5,082,844     $4,806,827
    9/30/1996                         $4,459,317        $5,229,106    $5,221,504     $4,934,689
   10/31/1996                         $4,432,115        $5,206,098    $5,223,267     $4,884,355
   11/30/1996                         $4,591,228        $5,417,986    $5,447,415     $5,078,752
   12/31/1996                         $4,568,272        $5,358,930    $5,380,729     $5,013,236
    1/31/1997                         $4,463,201        $5,126,353    $5,173,913     $4,837,773
    2/28/1997                         $4,511,404        $5,214,526    $5,262,926     $4,917,113
    3/31/1997                         $4,551,555        $5,253,113    $5,284,959     $4,934,814
    4/30/1997                         $4,567,486        $5,257,316    $5,297,591     $4,960,969
    5/31/1997                         $4,821,895        $5,650,037    $5,691,246     $5,283,928
    6/30/1997                         $5,031,647        $5,969,830    $6,003,231     $5,575,072
    7/31/1997                         $5,083,976        $6,042,065    $6,093,713     $5,665,388
    8/31/1997                         $4,716,913        $5,677,728    $5,729,436     $5,242,184
    9/30/1997                         $4,955,117        $5,988,868    $6,046,710     $5,535,746
   10/31/1997                         $4,595,871        $5,581,625    $5,652,174     $5,110,047
   11/30/1997                         $4,563,700        $5,486,179    $5,556,992     $5,057,925
   12/31/1997                         $4,634,438        $5,515,804    $5,594,595     $5,101,929
    1/31/1998                         $4,802,204        $5,776,702    $5,838,425     $5,335,087
    2/28/1998                         $5,064,885        $6,127,347    $6,206,228     $5,677,599
    3/31/1998                         $5,219,870        $6,393,887    $6,480,024     $5,852,470
    4/30/1998                         $5,301,822        $6,430,332    $6,519,095     $5,898,704
    5/31/1998                         $5,306,064        $6,440,621    $6,525,558     $5,869,800
    6/30/1998                         $5,340,553        $6,485,061    $6,556,698     $5,914,411
    7/31/1998                         $5,353,371        $6,542,130    $6,580,200     $5,974,146
    8/31/1998                         $4,630,665        $5,632,119    $5,638,367     $5,233,950
    9/30/1998                         $4,381,073        $5,411,903    $5,449,471     $5,073,267
   10/31/1998                         $4,824,437        $6,019,119    $6,052,585     $5,601,902
   11/30/1998                         $5,061,317        $6,327,900    $6,358,402     $5,888,719
   12/31/1998                         $5,266,807        $6,444,333    $6,469,154     $6,120,735
    1/31/1999                         $5,262,593        $6,375,379    $6,415,100     $6,102,373
    2/28/1999                         $5,129,449        $6,296,324    $6,327,262     $5,957,136
    3/31/1999                         $5,355,658        $6,649,548    $6,677,732     $6,205,549
    4/30/1999                         $5,577,382        $7,060,490    $7,106,639     $6,456,873
    5/31/1999                         $5,320,265        $6,679,224    $6,723,854     $6,124,344
    6/30/1999                         $5,572,978        $6,895,630    $6,938,895     $6,363,194
    7/31/1999                         $5,746,297        $7,121,117    $7,152,468     $6,552,181
    8/31/1999                         $5,772,730        $7,200,162    $7,227,673     $6,576,424
    9/30/1999                         $5,794,667        $7,228,963    $7,255,288     $6,642,846
   10/31/1999                         $6,016,602        $7,468,241    $7,490,012     $6,891,952
   11/30/1999                         $6,278,325        $7,519,025    $7,535,840     $7,131,103
   12/31/1999                         $6,858,442        $7,948,362    $7,963,572     $7,771,476
    1/31/2000                         $6,481,913        $7,250,495    $7,288,190     $7,277,987
    2/29/2000                         $6,797,582        $7,170,015    $7,210,047     $7,473,765
    3/31/2000                         $6,913,821        $7,689,124    $7,728,848     $7,763,747
    4/30/2000                         $6,500,375        $7,426,925    $7,480,611     $7,355,374
    5/31/2000                         $6,277,412        $7,424,697    $7,492,362     $7,175,903
    6/30/2000                         $6,509,676        $7,758,808    $7,833,137     $7,456,481
    7/31/2000                         $6,277,281        $7,464,749    $7,565,511     $7,144,054
    8/31/2000                         $6,277,281        $7,620,016    $7,753,819     $7,206,208
    9/30/2000                         $5,947,096        $7,354,078    $7,454,465     $6,855,265
   10/31/2000                         $5,705,644        $7,257,739    $7,326,381     $6,693,481
   11/30/2000                         $5,436,337        $7,059,603    $7,109,871     $6,442,476
   12/31/2000                         $5,640,743        $7,409,759    $7,462,397     $6,671,183
    1/31/2001                         $5,625,513        $7,388,271    $7,455,347     $6,667,848
    2/28/2001                         $5,182,223        $7,029,940    $7,062,280     $6,167,759
    3/31/2001                         $4,820,504        $6,577,915    $6,605,758     $5,756,370
    4/30/2001                         $5,167,098        $7,027,844    $7,051,998     $6,156,437
    5/31/2001                         $5,019,319        $6,857,067    $6,897,474     $5,939,115
    6/30/2001                         $4,779,898        $6,682,898    $6,723,854     $5,696,205
    7/31/2001                         $4,642,236        $6,515,157    $6,556,110     $5,592,534
    8/31/2001                         $4,575,853        $6,451,309    $6,481,492     $5,451,043
    9/30/2001                         $4,137,486        $5,786,824    $5,823,149     $4,898,853
   10/31/2001                         $4,218,994        $5,889,251    $5,916,569     $5,024,263
   11/30/2001                         $4,371,722        $6,035,304    $6,084,313     $5,209,659
   12/31/2001                         $4,404,073        $6,064,877    $6,114,571     $5,240,396
    1/31/2002                         $4,207,211        $5,789,532    $5,853,995     $4,962,131
    2/28/2002                         $4,155,462        $5,859,585    $5,913,925     $4,996,865
    3/31/2002                         $4,414,347        $6,193,581    $6,242,656     $5,267,196
    4/30/2002                         $4,495,778        $6,293,298    $6,337,250     $5,301,959

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 10/4/93.

Returns for the Institutional Shares prior to 10/4/93 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan International Equity Fund, which are higher than the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan International Equity Fund, which were lower than the expenses of the Select Share.

Returns for the Class A and B Shares prior to 9/28/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Fleming International Value Fund, MSCI EAFE Index, Salomon Smith Barney PMI Value EPAC Index, and Salomon Smith Barney Value Index from April 30, 1992 to April 30, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE (Europe, Australia, Far East) Index is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada. The Salomon Smith Barney PMI Value EPAC Index consists of stocks in the Euro Pacific region of the Primary Market Index (The Primary Market Index are stocks that fall in the top 80% of each country's cumulative available capital.) that have a value style. The Salomon Smith Barney Value Index consists of stocks that have a value style, as defined by Salomon Smith Barney. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan FLEMING INTERNATIONAL OPPORTUNITIES FUND

AS OF APRIL 30, 2002 (UNAUDITED)

Q. HOW DID THE FUND PERFORM?

A. JPMorgan Fleming International Opportunities Fund, which seeks to provide high total return from a portfolio of international stocks, rose 8.45% (Institutional Shares) during the six months ended April 30, 2002. This compares with a rise of 8.36% for the MSCI All Country World Index (ex-U.S.).

Q. HOW DID THE FUND OUTPERFORM ITS BENCHMARK?

A. The portfolio management team added value in the auto, banking and oil sectors through judicious stock selection. In autos, two Asian car companies stood out. Honda, the Japanese car manufacturer, performed exceptionally, as its models continued to sell well in the U.S. market, and margins held up. In Korea, Hyundai performed well, as its recent restructuring began to pay off in terms of higher return on equity. Hyundai's relatively cheap cars were also appropriately priced for the economic climate in the United States last year.

Performance in the banking sector was driven by underweight positions in Germany and overweights in Asia. The Fund was underweight in German retail bank stocks where the lack of consolidation continues to impact profitability. However, the Fund profited from buying DBS Bank (a bank based in Singapore) when it appeared cheap after making an acquisition. Additionally, the Fund bought Mizuho stock -- the first Japanese bank it has owned in three years. While there remain credit problems in the Japanese banking system, we felt that Mizuho was undervalued.

From a negative perspective, global media stocks Reuters and Vivendi Universal suffered from concerns that revenues were under pressure. In retail, Japanese stock Fast Retailing fell back as its revenue growth slowed and the company reduced earnings expectations.

Q. HOW WAS THE FUND MANAGED?

A. Unwarranted economic pessimism in late 2001 enabled us to buy stocks below their fair valuations. In particular, the September 11 attacks on America led to indiscriminate price decreases, which created investment opportunities.

Q. WHAT IS THE OUTLOOK?

A. International economies are following the U.S. trend towards higher economic growth, although to varying degrees. There is likelihood that greater sensitivity to the economic cycle may cause the following rebound in corporate earnings to be greater in Europe and Japan than the United States. With international companies trading on relatively low valuations, international equity markets may outperform the U.S. market this year.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Japan                     21.2%
United Kingdom            21.1%
France                    11.4%
Switzerland               10.9%
The Netherlands            6.3%
Spain                      5.1%
Australia                  3.8%
Hong Kong                  3.6%
Other                      3.4%
Italy                      2.4%
United States              2.3%
Belgium                    1.6%
Russia                     1.6%
Finland                    1.5%
Germany                    1.5%
India                      1.3%
South Korea                1.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. NOVARTIS AG (SWITZERLAND) (3.2%)

2. VODAFONE GROUP PLC (UNITED KINGDOM) (2.8%)

3. TOTAL FINA ELF SA (FRANCE) (2.7%)

4. UNI CREDITO ITALIANO SPA (ITALY) (2.4%)

5. UNILEVER PLC (UNITED KINGDOM) (2.4%)

6. UBS AG (SWITZERLAND) (2.4%)

7. HONDA MOTOR CO., LTD (JAPAN) (2.1%)

8. RECKITT BENCKISER PLC (UNITED KINGDOM) (2.1%)

9. BRITISH AIRWAYS PLC (UNITED KINGDOM) (2.0%)

10. MINEBEA CO., LTD (JAPAN) (1.9%)

TOP 10 EQUITY HOLDINGS COMPRISED 24.0% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($83,028,852). AS OF APRIL 30, 2002 THE FUND HELD 104 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                              SINCE INCEPTION
                               1 YEAR    3 YEARS    5 YEARS      (2/26/97)
Class A Shares
  Without Sales Charge        -11.56%     -4.73%     -0.26%      -0.10%
  With Sales Charge*          -16.65%     -6.60%     -1.43%      -1.24%

Class B Shares
  Without CDSC                -11.72%     -4.79%     -0.30%      -0.13%
  With CDSC**                 -16.19%     -5.71%     -0.67%      -0.31%

Institutional Shares          -10.51%     -4.17%      0.15%       0.30%
Select Shares                 -11.08%     -4.56%     -0.15%       0.01%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% CDSC for the period since inception.

LIFE OF FUND PERFORMANCE (2/26/97 TO 4/30/02)

[CHART]

                JPMORGAN FLEMING INTERNATIONAL               MSCI ALL COUNTRY               LIPPER INTERNATIONAL
                OPPORTUNITIES FUND (INSTITUTIONAL SHARES)    WORLD FREE INDEX (EX - U.S.)   FUNDS INDEX
    2/26/1997                                  $3,000,000                      $3,000,000             $3,000,000
    2/28/1997                                  $3,012,000                      $3,000,000             $3,000,000
    3/31/1997                                  $3,027,060                      $2,993,700             $3,015,900
    4/30/1997                                  $3,048,249                      $3,019,146             $3,029,170
    5/31/1997                                  $3,166,217                      $3,205,428             $3,200,015
    6/30/1997                                  $3,311,229                      $3,382,367             $3,353,616
    7/31/1997                                  $3,401,957                      $3,450,691             $3,461,267
    8/31/1997                                  $3,163,140                      $3,179,122             $3,211,710
    9/30/1997                                  $3,341,541                      $3,351,112             $3,417,901
   10/31/1997                                  $3,033,117                      $3,065,598             $3,158,483
   11/30/1997                                  $3,005,819                      $3,027,278             $3,131,951
   12/31/1997                                  $3,076,756                      $3,062,091             $3,156,381
    1/31/1998                                  $3,116,446                      $3,153,648             $3,232,765
    2/28/1998                                  $3,290,032                      $3,363,996             $3,438,046
    3/31/1998                                  $3,436,109                      $3,480,390             $3,624,731
    4/30/1998                                  $3,472,532                      $3,505,449             $3,680,552
    5/31/1998                                  $3,378,079                      $3,441,650             $3,687,913
    6/30/1998                                  $3,326,395                      $3,428,916             $3,655,829
    7/31/1998                                  $3,338,702                      $3,461,491             $3,711,763
    8/31/1998                                  $2,744,747                      $2,973,420             $3,177,640
    9/30/1998                                  $2,616,568                      $2,910,681             $3,078,816
   10/31/1998                                  $2,946,255                      $3,215,430             $3,305,108
   11/30/1998                                  $3,086,791                      $3,388,098             $3,470,694
   12/31/1998                                  $3,194,520                      $3,504,988             $3,556,073
    1/31/1999                                  $3,222,632                      $3,501,132             $3,577,766
    2/28/1999                                  $3,125,309                      $3,422,707             $3,485,817
    3/31/1999                                  $3,319,703                      $3,588,023             $3,601,895
    4/30/1999                                  $3,489,008                      $3,767,425             $3,769,743
    5/31/1999                                  $3,388,524                      $3,590,356             $3,629,508
    6/30/1999                                  $3,586,075                      $3,755,512             $3,801,547
    7/31/1999                                  $3,704,416                      $3,843,767             $3,886,322
    8/31/1999                                  $3,742,201                      $3,857,220             $3,917,024
    9/30/1999                                  $3,779,997                      $3,883,449             $3,929,558
   10/31/1999                                  $3,880,923                      $4,027,913             $4,066,700
   11/30/1999                                  $4,069,924                      $4,189,030             $4,364,789
   12/31/1999                                  $4,468,369                      $4,588,663             $4,901,221
    1/31/2000                                  $4,190,437                      $4,339,499             $4,614,500
    2/29/2000                                  $4,327,883                      $4,456,665             $4,919,057
    3/31/2000                                  $4,359,910                      $4,624,236             $4,931,846
    4/30/2000                                  $4,168,074                      $4,366,203             $4,619,167
    5/31/2000                                  $4,104,302                      $4,254,429             $4,492,140
    6/30/2000                                  $4,302,129                      $4,435,667             $4,700,126
    7/31/2000                                  $4,174,356                      $4,260,458             $4,547,842
    8/31/2000                                  $4,244,485                      $4,313,288             $4,624,701
    9/30/2000                                  $4,017,405                      $4,073,901             $4,355,081
   10/31/2000                                  $3,844,657                      $3,944,351             $4,207,008
   11/30/2000                                  $3,640,121                      $3,767,249             $4,029,472
   12/31/2000                                  $3,743,501                      $3,896,089             $4,179,772
    1/31/2001                                  $3,756,603                      $3,954,530             $4,204,432
    2/28/2001                                  $3,469,223                      $3,641,332             $3,909,281
    3/31/2001                                  $3,195,154                      $3,383,889             $3,634,459
    4/30/2001                                  $3,429,998                      $3,613,994             $3,855,434
    5/31/2001                                  $3,410,447                      $3,514,248             $3,762,132
    6/30/2001                                  $3,299,607                      $3,379,301             $3,656,040
    7/31/2001                                  $3,154,755                      $3,304,280             $3,560,983
    8/31/2001                                  $3,138,350                      $3,222,334             $3,489,407
    9/30/2001                                  $2,764,886                      $2,880,444             $3,109,062
   10/31/2001                                  $2,830,414                      $2,961,097             $3,193,317
   11/30/2001                                  $2,980,992                      $3,096,419             $3,312,428
   12/31/2001                                  $3,029,880                      $3,136,363             $3,371,389
    1/31/2002                                  $2,874,145                      $3,002,126             $3,235,185
    2/28/2002                                  $2,874,145                      $3,023,742             $3,280,478
    3/31/2002                                  $3,033,085                      $3,187,931             $3,454,015
    4/30/2002                                  $3,046,366                      $3,208,652             $3,478,193

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 2/26/97.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional International Opportunities Fund, which are higher than the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan International Opportunities Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A and B Shares prior to 9/10/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the J.P. Morgan International Opportunities Fund, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Fleming International Opportunities Fund, MSCI All Country World Free Index (ex-U.S.), and Lipper International Funds Index from February 26, 1997 to April 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI All Country World Free Index (ex-U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan FLEMING EMERGING MARKETS EQUITY FUND

AS OF APRIL 30, 2002 (UNAUDITED)

Q. HOW DID THE FUND PERFORM?

A. JPMorgan Fleming Emerging Markets Equity Fund, which seeks to provide high total return from a portfolio of equity securities from emerging-market issuers, rose 31.10% (Institutional shares) during the six months ended April 30, 2002. This compares with a rise of 33.67% for the MSCI Emerging Markets Equity Free Index.

Q. WHY DID THE FUND PERFORM IN THIS WAY?

A. Emerging markets equities recorded strong results in the six-month period ended April 30, with the asset class benefiting from lower interest rates globally, as well as a perceived bottoming in the global economic cycle. Additionally, central banks in a number of developing countries reduced rates, while other countries received improved credit ratings.

Country allocation decisions caused the Fund to marginally underperform its MSCI Emerging Markets Free Index benchmark. In particular, the Fund was underweight Korea, where the local market index rose more than 50% and overweight the poorly performing Latin American markets of Argentina and Brazil. Korean equities performed well in response to both the improving global economic picture and buoyant domestic demand. In Latin America, however, Argentina's economic crisis deepened, while in Brazil a political scandal damaged sentiment.

On a positive note, stock selection contributed to returns and helped offset the effect of country allocation decisions. Overweight positions in South African gold stocks Goldfields and Anglogold added to results, as did energy stocks including Hindustan Petroleum, Yukos Oil and SK Corp. The prices of both gold and oil touched near term highs during the period.

Q. HOW WAS THE FUND MANAGED?

A. Our strategy at the country level was largely unchanged throughout the reporting period. We made adjustments to the existing active positions in the portfolio that included further reducing the underweight position in Chile, increasing our underweight position in Korea, adding to the overweight position in India and reducing our overweight position in Russia. After being overweight in Korea prior to the reporting period, we significantly reduced the weight on valuation concerns, cutting positions in the telecom sector including SK Telecom.

Q. WHAT IS THE OUTLOOK?

A: Emerging markets stocks can no longer be classified as extremely "cheap" from a valuation standpoint. Even so, we expect emerging market equities to appreciate from current levels given their relative attractiveness based on valuation measures and the support of the global economic cycle. Additionally, improved corporate profitability should support higher equity prices. Current valuations suggest a 12-month return in the low double-digits.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

South Korea                 18.4%
Brazil                      12.3%
Taiwan                      12.0%
Mexico                       7.9%
South Africa                 7.5%
India                        6.8%
Russia                       5.2%
United Kingdom               4.6%
Hong Kong                    4.4%
Other                        3.7%
Malaysia                     2.2%
Chile                        2.0%
Poland                       2.0%
Indonesia                    1.9%
Hungary                      1.6%
China                        1.4%
Thailand                     1.4%
Czech Republic               1.3%
Turkey                       1.3%
Philippines                  1.1%
Peru                         1.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. SAMSUNG ELECTRONICS (SOUTH KOREA) (3.5%)

2. ANGLO AMERICAN PLC (UNITED KINGDOM) (2.7%)

3. TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD (TAIWAN) (2.5%)

4. GOLD FIELDS LTD (SOUTH AFRICA) (2.4%)

5. HYUNDAI MOTOR CO., LTD (SOUTH KOREA) (2.1%)

6. COMPANIA TELECOMUNICACIONES DE CHILE SA, ADR (CHILE) (2.0%)

7. SAMSUNG FIRE & MARINE INSURANCE (SOUTH KOREA) (1.9%)

8. PETROLEO BRASILEIRO SA, ADR (BRAZIL) (1.8%)

9. POHANG IRON & STEEL CO. (SOUTH KOREA) (1.7%)

10. TELEFONOS DE MEXICO SA DE CV, CLASS L, ADR (MEXICO) (1.7%)

TOP 10 EQUITY HOLDINGS COMPRISED 22.3% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($20,830,858). AS OF APRIL 30, 2002 THE FUND HELD 123 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                              SINCE INCEPTION
                                1 YEAR    3 YEARS    5 YEARS     (11/15/93)
   Class A Shares
     Without Sales Charge        7.67%     -0.95%     -7.23%       -2.54%
     With Sales Charge*          1.43%     -2.88%     -8.32%       -3.22%

   Class B Shares
     Without CDSC                7.24%     -1.08%     -7.31%       -2.59%
     With CDSC**                 2.26%     -2.01%     -7.63%       -2.59%

   Institutional Shares          8.16%     -0.54%     -6.92%       -2.26%
   Select Shares                 7.69%     -0.94%     -7.23%       -2.54%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period and 2% CDSC for the five year period and 0% for the period since inception.

LIFE OF FUND PERFORMANCE (11/15/93 TO 4/30/02)

[CHART]

               JPMORGAN FLEMING EMERGING  MARKETS  MSCI EMERGING MARKETS  LIPPER EMERGING MARKET
               EQUITY FUND (INSTITUTIONAL SHARES)  EQUITY FREE INDEX      EQUITY FUNDS AVERAGE
   11/15/1993                          $3,000,000             $3,000,000              $3,000,000
   11/30/1993                          $3,062,700             $3,000,000              $3,000,000
   12/31/1993                          $3,519,961             $3,495,900              $3,409,500
    1/31/1994                          $3,752,983             $3,559,525              $3,580,657
    2/28/1994                          $3,669,291             $3,496,166              $3,491,857
    3/31/1994                          $3,358,502             $3,179,763              $3,219,492
    4/30/1994                          $3,257,075             $3,116,168              $3,098,761
    5/31/1994                          $3,319,937             $3,222,741              $3,166,004
    6/30/1994                          $3,239,262             $3,133,793              $3,044,113
    7/31/1994                          $3,397,662             $3,328,715              $3,213,974
    8/31/1994                          $3,711,267             $3,741,808              $3,511,267
    9/30/1994                          $3,791,801             $3,784,465              $3,551,998
   10/31/1994                          $3,726,203             $3,716,345              $3,485,220
   11/30/1994                          $3,582,744             $3,523,095              $3,330,825
   12/31/1994                          $3,267,104             $3,240,190              $3,081,346
    1/31/1995                          $2,868,844             $2,895,434              $2,782,455
    2/28/1995                          $2,792,820             $2,821,311              $2,735,710
    3/31/1995                          $2,853,703             $2,839,367              $2,762,247
    4/30/1995                          $2,951,015             $2,966,855              $2,880,747
    5/31/1995                          $3,072,597             $3,124,691              $3,024,208
    6/30/1995                          $3,087,652             $3,134,066              $3,026,930
    7/31/1995                          $3,212,393             $3,204,269              $3,135,597
    8/31/1995                          $3,124,374             $3,128,648              $3,075,707
    9/30/1995                          $3,094,067             $3,113,943              $3,071,093
   10/31/1995                          $2,951,121             $2,994,679              $2,937,501
   11/30/1995                          $2,862,883             $2,941,374              $2,889,913
   12/31/1995                          $2,950,773             $3,071,971              $2,985,280
    1/31/1996                          $3,177,393             $3,290,388              $3,249,478
    2/29/1996                          $3,162,141             $3,238,071              $3,226,406
    3/31/1996                          $3,201,984             $3,263,328              $3,248,669
    4/30/1996                          $3,306,049             $3,393,861              $3,397,458
    5/31/1996                          $3,330,514             $3,378,589              $3,449,778
    6/30/1996                          $3,339,839             $3,399,536              $3,473,582
    7/31/1996                          $3,180,529             $3,167,347              $3,271,419
    8/31/1996                          $3,251,136             $3,248,432              $3,366,618
    9/30/1996                          $3,235,856             $3,276,693              $3,389,174
   10/31/1996                          $3,146,870             $3,189,205              $3,304,106
   11/30/1996                          $3,183,688             $3,242,784              $3,381,752
   12/31/1996                          $3,211,705             $3,257,376              $3,445,329
    1/31/1997                          $3,471,211             $3,479,529              $3,725,779
    2/28/1997                          $3,567,016             $3,628,453              $3,859,907
    3/31/1997                          $3,557,742             $3,533,025              $3,776,919
    4/30/1997                          $3,539,242             $3,539,384              $3,804,113
    5/31/1997                          $3,665,946             $3,640,611              $3,967,690
    6/30/1997                          $3,851,443             $3,835,384              $4,193,848
    7/31/1997                          $3,978,156             $3,892,531              $4,325,535
    8/31/1997                          $3,564,030             $3,397,012              $3,934,939
    9/30/1997                          $3,700,176             $3,491,109              $4,095,091
   10/31/1997                          $3,047,835             $2,918,218              $3,452,571
   11/30/1997                          $2,961,276             $2,811,703              $3,319,647
   12/31/1997                          $2,963,941             $2,879,465              $3,374,422
    1/31/1998                          $2,744,906             $2,653,715              $3,132,813
    2/28/1998                          $2,917,561             $2,930,763              $3,416,333
    3/31/1998                          $3,057,020             $3,057,958              $3,550,594
    4/30/1998                          $3,083,616             $3,024,626              $3,576,159
    5/31/1998                          $2,638,959             $2,610,252              $3,112,689
    6/30/1998                          $2,336,798             $2,336,437              $2,826,321
    7/31/1998                          $2,418,119             $2,410,502              $2,919,025
    8/31/1998                          $1,729,680             $1,713,626              $2,087,978
    9/30/1998                          $1,792,814             $1,822,270              $2,143,518
   10/31/1998                          $1,965,820             $2,014,155              $2,336,864
   11/30/1998                          $2,072,171             $2,181,732              $2,484,554
   12/31/1998                          $2,064,918             $2,150,097              $2,450,515
    1/31/1999                          $2,010,198             $2,115,481              $2,397,584
    2/28/1999                          $1,973,813             $2,136,001              $2,380,082
    3/31/1999                          $2,199,618             $2,417,526              $2,641,415
    4/30/1999                          $2,512,843             $2,716,574              $3,000,647
    5/31/1999                          $2,480,176             $2,700,818              $2,978,742
    6/30/1999                          $2,720,505             $3,007,360              $3,332,319
    7/31/1999                          $2,665,823             $2,925,560              $3,256,342
    8/31/1999                          $2,676,753             $2,952,183              $3,220,522
    9/30/1999                          $2,614,920             $2,852,399              $3,104,584
   10/31/1999                          $2,629,564             $2,913,155              $3,217,280
   11/30/1999                          $2,859,124             $3,174,465              $3,582,441
   12/31/1999                          $3,291,996             $3,578,257              $4,241,252
    1/31/2000                          $3,244,262             $3,599,727              $4,203,929
    2/29/2000                          $3,222,201             $3,647,243              $4,410,342
    3/31/2000                          $3,214,790             $3,665,114              $4,434,599
    4/30/2000                          $2,961,786             $3,317,662              $3,932,159
    5/31/2000                          $2,855,458             $3,180,642              $3,706,060
    6/30/2000                          $3,013,079             $3,292,601              $3,893,957
    7/31/2000                          $2,870,259             $3,123,361              $3,712,109
    8/31/2000                          $2,910,443             $3,138,666              $3,791,920
    9/30/2000                          $2,657,525             $2,864,660              $3,405,902
   10/31/2000                          $2,448,644             $2,656,972              $3,156,250
   11/30/2000                          $2,206,718             $2,424,753              $2,851,040
   12/31/2000                          $2,296,752             $2,483,189              $2,948,546
    1/31/2001                          $2,604,976             $2,825,125              $3,298,243
    2/28/2001                          $2,421,586             $2,603,917              $3,039,331
    3/31/2001                          $2,190,324             $2,348,213              $2,752,418
    4/30/2001                          $2,285,822             $2,464,214              $2,910,958
    5/31/2001                          $2,355,540             $2,493,538              $2,997,413
    6/30/2001                          $2,304,189             $2,442,421              $2,938,964
    7/31/2001                          $2,135,523             $2,288,060              $2,743,523
    8/31/2001                          $2,109,896             $2,265,408              $2,685,909
    9/30/2001                          $1,794,256             $1,914,723              $2,304,510
   10/31/2001                          $1,885,942             $2,033,627              $2,446,237
   11/30/2001                          $2,080,383             $2,245,938              $2,691,350
   12/31/2001                          $2,202,293             $2,424,265              $2,858,752
    1/31/2002                          $2,298,534             $2,506,448              $2,970,815
    2/28/2002                          $2,342,895             $2,547,554              $3,034,984
    3/31/2002                          $2,446,451             $2,700,916              $3,208,586
    4/30/2002                          $2,472,286             $2,718,472              $3,237,463

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/15/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Emerging Markets Equity Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Emerging Markets Equity Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A and B Shares prior to 9/28/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Fleming Emerging Markets Equity Fund, MSCI Emerging Markets Equity Free Index and Lipper Emerging Markets Equity Funds Average from November 15, 1993 to April 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI Emerging Markets Equity Free Index is a replica (or model) of the world's emerging market equity markets. The Lipper Emerging Market Equity Funds average describes the average total returns for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan FLEMING PACIFIC REGION FUND

AS OF APRIL 30, 2002 (UNAUDITED)

Q. HOW DID THE FUND PERFORM?

A. JPMorgan Fleming Pacific Region Fund, which seeks to provide long-term capital growth from a portfolio of Asian stocks, rose 10.33% (A shares, no sales charge) during the six months ended April 30, 2002. This compares with a rise of 10.99% for the MSCI All Country Pacific Free Index. Please note that along with the Fund's change of name and investment strategy, the Fund's benchmark will change to the MSCI All Countries Far East Ex. Japan Gross Index. See the President's Letter for further detail.

Q. WHY DID THE FUND PERFORM THIS WAY?

A. The past six months has been a tale of two trends in Asia. On one hand, smaller markets such as Korea, Malaysia, Taiwan and Thailand have risen dramatically, driven by the twin forces of strong domestic consumer spending and a recovery in U.S. retail demand for electronics goods such as personal computers, flat screens and hand-held computers. At the same time, Japan's broad equity market indices have scarcely risen.

From a negative perspective, the Fund suffered from remaining overweight in the defensive market of Hong Kong, which included leading bank and utility stocks. The Fund was also underweight in ASEAN markets, which performed well.

Positive contributions to performance were results of being overweight in Korea and Taiwan, and strong stock picking in these markets. In Korea, for example, Kookman Bank and Kookman Credit Card performed exceptionally well, benefiting respectively from increases in mortgage and credit card lending. Another holding, Samsung Electronics, was a prime beneficiary of U.S. consumer demand for electronic goods.

Being underweight in Japan also added to performance over the six months -- although the Japanese market rallied in early 2002. Stock selection was also positive. Exporters reported healthy profits helped by the weak yen, strong global consumer demand, and cost cutting. Nissan Motor (+83%), for example, reported higher profits and forecasts good sales growth.

Q. HOW WAS THE FUND MANAGED?

A. There were two major strategic moves. In the wake of the September 11 attacks on the United States, stock prices in Asia virtually collapsed. Starting in October, we took the view that the global economy was likely to rebound and that stocks were oversold. We bought high beta stocks in Korea and Taiwan that would gain from a revival of global demand. Additionally, we reduced the underweight position in Japan early in 2002, focusing on companies planning stock buy-back programs.

Q. WHAT IS THE OUTLOOK?

A. The outlook for Asia's equity markets appears fairly good. Significantly, we believe Japan's economy has stabilized after last year's recession. While the economy still has structural problems, many exporters look attractive. Elsewhere, we believe markets such as Korea are reasonably priced considering earnings growth prospects. Further affirmation of U.S. economic recovery should underpin Asian share prices.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

South Korea             28.0%
Japan                   23.9%
Taiwan                  15.4%
Australia               11.7%
Hong Kong               10.6%
Malaysia                 5.8%
Singapore                3.9%
Thailand                 0.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. KOOKMIN BANK (SOUTH KOREA), SPONSORED ADR (3.9%)

2. SAMSUNG ELECTRONICS, GDR (SOUTH KOREA) (3.4%)

3. NISSAN MOTOR CO., LTD (JAPAN) (3.2%)

4. TOYOTA MOTOR CORP. (JAPAN) (2.9%)

5. TAKEDA CHEMICAL INDUSTRIES LTD (JAPAN) (2.8%)

6. HANG SENG BANK (HONG KONG) (2.7%)

7. SAMSUNG FIRE & MARINE INSURANCE (SOUTH KOREA) (2.7%)

8. CANON, INC. (JAPAN) (2.4%)

9. SONY CORP. (JAPAN) (2.4%)

10. RICOH CO., LTD (JAPAN) (2.4%)

TOP 10 EQUITY HOLDINGS COMPRISED 28.8% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($917,839). AS OF APRIL 30, 2002 THE FUND HELD 82 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                       SINCE INCEPTION
                                          (11/1/01)
Class A Shares
   Without Sales Charge                     10.33%
   With Sales Charge*                        3.96%

Class B Shares
   Without CDSC                             10.07%
   With CDSC**                               5.07%

*Sales Charge for Class A Shares is 5.75%.

**Assumes 5% CDSC (contingent deferred sales charge) for the period since inception.

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/1/01.

All Share Classes were introduced on 11/1/01

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan SELECT INTERNATIONAL EQUITY FUND

AS OF APRIL 30, 2002 (UNAUDITED)

Q. HOW DID THE FUND PERFORM?

A. JPMorgan Select International Equity Fund, which seeks long-term capital growth and income from a portfolio of international stocks, rose 10.79% (Select shares) during the six months ended April 30, 2002. This compares with a rise of 5.66% for the MSCI EAFE Index.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. The Fund outpaced its benchmark, MSCI EAFE Index, during a period when international equity markets moved higher in response to evidence that the global economy was staging a mild recovery. Even so, some stocks lost value as the fallout from the technology-media-telecommunications bubble continued. Consequently, the six months was a period when avoiding the losers was as important as selecting the winners.

Emerging markets stocks were among the best performers, as is demonstrated by a 33.67% rise in the MSCI Emerging Markets Free Index. In the climate of fear that followed the September 11 terrorist attacks, investors had shied away from this higher risk asset class. But as confidence returned, and evidence of a reviving global economy emerged, these markets rallied.

Across other markets, the final months of 2001 saw technology stocks stage an impressive rally as investors assumed they would benefit from a bounce-back in growth. Come 2002, however, doubts emerged about the strength of recovery and whether telecom and technology companies would participate. Those stocks that continued to rise were cyclical stocks and under-priced defensive stocks.

Stocks that contributed to performance in emerging markets included Samsung Electronics, United Microelectronics and Unibanco. In Europe, positive names included BMW, Banco Popular and Altadis. The Fund also benefited from not holding Deutsche Telekom and France Telecom. In Japan, there were strong performances from Canon and NTT DoCoMo. Positive performance was offset, to an extent, by holdings in Nokia, Reuters and Vodafone.

Q. HOW WAS THE FUND MANAGED?

A. Many of the positions that performed well during the period were acquired following September 11. In the wake of the terrorist attacks all stocks fell without any discrimination according to fundamentals. This allowed us to buy stocks we believed had good growth prospects on low valuations.

Q. WHAT IS THE OUTLOOK?

A. As we enter the summer months, the global economy could stage a slow recovery. We are unlikely to see strong demand from either companies or consumers. Although international stocks are cheaper than U.S. stocks, we do not expect significant broad market advances.

JPMORGAN SELECT INTERNATIONAL EQUITY FUND

AS OF APRIL 30, 2002 (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

United Kingdom            26.4%
Japan                     18.3%
France                    12.4%
Germany                    9.7%
Switzerland                6.0%
The Netherlands            6.0%
Italy                      4.8%
Spain                      3.1%
South Korea                2.5%
Hong Kong                  2.5%
Finland                    2.2%
Belgium                    2.1%
Australia                  1.3%
Sweden                     1.3%
Portugal                   0.8%
Brazil                     0.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. TOTALFINAELF SA (FRANCE) (4.4%)

2. ENI-ENTE NAZIONALE IDROCARBURI SPA (ITALY) (3.9%)

3. VODAFONE GROUP PLC (UNITED KINGDOM) (3.0%)

4. GLAXOSMITHKLINE PLC (UNITED KINGDOM) (2.6%)

5. DEUTSCHE BANK AG (GERMANY) (2.2%)

6. NOKIA OYJ (FINLAND) (2.2%)

7. NOVARTIS AG (SWITZERLAND) (2.0%)

8. TESCO PLC (UNITED KINGDOM) (2.0%)

9. BARCLAYS PLC (UNITED KINGDOM) (1.9%)

10. ALTADIS SA (SPAIN) (1.9%)

TOP 10 EQUITY HOLDINGS COMPRISED 26.1% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($47,548,282). AS OF APRIL 30, 2002 THE FUND HELD 89 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                              SINCE INCEPTION
                                1 YEAR    3 YEARS    5 YEARS     (5/31/93)
   Class A Shares
     Without Sales Charge       -6.84%     -1.62%      3.18%       4.49%
     With Sales Charge*        -12.20%     -3.54%      1.96%       3.80%

   Class B Shares
     Without CDSC               -6.92%     -1.65%      3.16%       4.48%
     With CDSC**               -11.54%     -2.43%      2.88%       4.48%

   Select Shares                -6.76%     -1.59%      3.19%       4.50%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period and 2% CDSC for the five year period and 0% for the period since inception.

LIFE OF FUND PERFORMANCE (5/31/93 TO 4/30/02)

[CHART]

               JPMORGAN SELECT INTERNATIONAL     MSCI           LIPPER INTERNATIONAL
               EQUITY FUND (SELECT SHARES)       EAFE INDEX     EQUITY FUND INDEX
    5/31/1993                     $1,000,000     $1,000,000               $1,000,000
    6/30/1993                       $985,000       $984,400                 $980,300
    7/31/1993                     $1,014,156     $1,018,854               $1,011,376
    8/31/1993                     $1,059,286     $1,073,872               $1,078,329
    9/30/1993                     $1,047,422     $1,049,710               $1,074,339
   10/31/1993                     $1,064,914     $1,082,041               $1,127,411
   11/30/1993                       $998,676       $987,471               $1,082,653
   12/31/1993                     $1,064,888     $1,058,766               $1,191,243
    1/31/1994                     $1,125,587     $1,148,232               $1,265,457
    2/28/1994                     $1,090,581     $1,145,017               $1,234,960
    3/31/1994                     $1,053,174     $1,095,667               $1,178,399
    4/30/1994                     $1,060,968     $1,142,123               $1,209,626
    5/31/1994                     $1,053,541     $1,135,613               $1,207,812
    6/30/1994                     $1,047,536     $1,151,625               $1,188,728
    7/31/1994                     $1,067,439     $1,162,680               $1,225,341
    8/31/1994                     $1,089,855     $1,190,236               $1,267,738
    9/30/1994                     $1,041,793     $1,152,744               $1,235,030
   10/31/1994                     $1,047,731     $1,191,130               $1,257,137
   11/30/1994                     $1,012,318     $1,133,837               $1,198,429
   12/31/1994                     $1,020,214     $1,140,980               $1,182,490
    1/31/1995                       $995,014     $1,097,166               $1,123,839
    2/28/1995                       $972,726     $1,093,984               $1,123,501
    3/31/1995                     $1,001,032     $1,162,249               $1,153,049
    4/30/1995                     $1,022,354     $1,205,949               $1,195,482
    5/31/1995                     $1,000,783     $1,191,599               $1,207,197
    6/30/1995                       $980,967     $1,170,746               $1,211,785
    7/31/1995                     $1,032,664     $1,243,683               $1,278,433
    8/31/1995                     $1,056,622     $1,196,299               $1,256,827
    9/30/1995                     $1,076,170     $1,219,627               $1,277,816
   10/31/1995                     $1,063,901     $1,186,819               $1,251,238
   11/30/1995                     $1,081,668     $1,219,812               $1,264,251
   12/31/1995                     $1,121,257     $1,268,971               $1,300,914
    1/31/1996                     $1,159,604     $1,274,173               $1,331,616
    2/29/1996                     $1,151,719     $1,278,506               $1,337,341
    3/31/1996                     $1,176,711     $1,305,610               $1,358,204
    4/30/1996                     $1,224,721     $1,343,603               $1,402,481
    5/31/1996                     $1,209,290     $1,318,881               $1,400,939
    6/30/1996                     $1,226,220     $1,326,267               $1,413,687
    7/31/1996                     $1,173,615     $1,287,540               $1,366,046
    8/31/1996                     $1,166,691     $1,290,372               $1,383,805
    9/30/1996                     $1,210,325     $1,324,696               $1,414,802
   10/31/1996                     $1,183,940     $1,311,184               $1,409,143
   11/30/1996                     $1,237,099     $1,363,369               $1,475,372
   12/31/1996                     $1,238,336     $1,345,782               $1,488,503
    1/31/1997                     $1,230,039     $1,298,680               $1,490,438
    2/28/1997                     $1,261,897     $1,319,978               $1,517,415
    3/31/1997                     $1,261,897     $1,324,730               $1,525,457
    4/30/1997                     $1,265,178     $1,331,751               $1,532,169
    5/31/1997                     $1,315,785     $1,418,448               $1,618,584
    6/30/1997                     $1,372,627     $1,496,604               $1,696,276
    7/31/1997                     $1,428,356     $1,520,849               $1,750,726
    8/31/1997                     $1,303,660     $1,407,242               $1,624,499
    9/30/1997                     $1,379,794     $1,486,047               $1,728,792
   10/31/1997                     $1,289,555     $1,371,770               $1,597,576
   11/30/1997                     $1,278,336     $1,357,778               $1,584,157
   12/31/1997                     $1,301,474     $1,369,591               $1,596,513
    1/31/1998                     $1,346,505     $1,432,181               $1,635,149
    2/28/1998                     $1,433,085     $1,524,127               $1,738,981
    3/31/1998                     $1,513,338     $1,571,070               $1,833,407
    4/30/1998                     $1,549,507     $1,583,482               $1,861,642
    5/31/1998                     $1,568,721     $1,575,723               $1,865,365
    6/30/1998                     $1,542,994     $1,587,698               $1,849,137
    7/31/1998                     $1,591,290     $1,603,734               $1,877,428
    8/31/1998                     $1,338,275     $1,405,031               $1,607,266
    9/30/1998                     $1,277,517     $1,361,897               $1,557,280
   10/31/1998                     $1,351,485     $1,503,807               $1,671,741
   11/30/1998                     $1,412,302     $1,580,802               $1,755,495
   12/31/1998                     $1,477,833     $1,643,085               $1,798,680
    1/31/1999                     $1,521,724     $1,638,156               $1,809,652
    2/28/1999                     $1,452,638     $1,599,168               $1,763,144
    3/31/1999                     $1,493,602     $1,665,853               $1,821,856
    4/30/1999                     $1,553,944     $1,733,320               $1,906,755
    5/31/1999                     $1,479,355     $1,644,054               $1,835,824
    6/30/1999                     $1,529,949     $1,708,172               $1,922,842
    7/31/1999                     $1,569,115     $1,758,905               $1,965,721
    8/31/1999                     $1,596,889     $1,765,413               $1,981,250
    9/30/1999                     $1,617,808     $1,783,244               $1,987,590
   10/31/1999                     $1,660,194     $1,850,115               $2,056,957
   11/30/1999                     $1,817,083     $1,914,314               $2,207,732
   12/31/1999                     $2,056,756     $2,086,220               $2,479,062
    1/31/2000                     $1,982,919     $1,953,745               $2,334,037
    2/29/2000                     $2,129,456     $2,006,300               $2,488,084
    3/31/2000                     $2,140,742     $2,084,145               $2,494,553
    4/30/2000                     $1,994,530     $1,974,519               $2,336,398
    5/31/2000                     $1,905,773     $1,926,341               $2,272,147
    6/30/2000                     $1,958,372     $2,001,661               $2,377,348
    7/31/2000                     $1,858,691     $1,917,791               $2,300,322
    8/31/2000                     $1,875,791     $1,934,476               $2,339,197
    9/30/2000                     $1,755,928     $1,840,267               $2,202,822
   10/31/2000                     $1,705,357     $1,796,836               $2,127,926
   11/30/2000                     $1,661,189     $1,729,455               $2,038,127
   12/31/2000                     $1,715,842     $1,790,851               $2,114,150
    1/31/2001                     $1,713,954     $1,789,955               $2,126,623
    2/28/2001                     $1,578,895     $1,655,709               $1,977,334
    3/31/2001                     $1,489,529     $1,545,273               $1,838,327
    4/30/2001                     $1,588,583     $1,652,669               $1,950,098
    5/31/2001                     $1,540,925     $1,594,330               $1,902,905
    6/30/2001                     $1,476,823     $1,529,122               $1,849,244
    7/31/2001                     $1,442,856     $1,501,292               $1,801,163
    8/31/2001                     $1,408,228     $1,463,309               $1,764,960
    9/30/2001                     $1,291,345     $1,315,076               $1,572,579
   10/31/2001                     $1,336,800     $1,348,742               $1,615,196
   11/30/2001                     $1,392,277     $1,398,511               $1,675,443
   12/31/2001                     $1,424,300     $1,406,762               $1,705,266
    1/31/2002                     $1,360,633     $1,332,063               $1,636,373
    2/28/2002                     $1,376,417     $1,341,387               $1,659,282
    3/31/2002                     $1,452,670     $1,413,956               $1,747,058
    4/30/2002                     $1,480,239     $1,423,288               $1,759,288

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/1/97.

Returns for the Select Shares prior to 1/1/97 (offering date of the Select Shares) are calculated using performance of a predecessor account and the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

Returns for the Class A and B Shares prior to 2/28/02 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Select International Equity Fund, MSCI EAFE Index, and Lipper International Equity Funds Index from May 31, 1993 to April 30, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE Index is a replica (or model) of the world's equity markets, excluding the U.S. and Canada. The Lipper International Equity Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan FLEMING EUROPEAN FUND

PORTFOLIO OF INVESTMENTS

As of April 30, 2002 (unaudited)

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- 100.0%
--------------------------------------------------------------------------------
                COMMON STOCKS-- 100.0%
                SPAIN-- 3.1%
     8,516      Erste Bank Der Oesterreichischen Sparkassen AG        $  636,925
    13,085      Flughafen Wien AG                                        421,880
                                                                      ----------
                                                                       1,058,805

                BELGIUM-- 5.3%
   110,228      Dexia                                                  1,817,682
    23,933      Ontex                                                  1,436,304
                                                                      ----------
                                                                       3,253,986

                DENMARK-- 2.5%
    23,558      Bang & Olufsen AS, B Shares                              670,989
     7,689      Kobenhavns Lufthavne                                     559,153
     8,808      Radiometer AS                                            289,305
                                                                      ----------
                                                                       1,519,447

                FINLAND-- 2.6%
     7,010      Huhtamaki OYJ                                            294,992
    50,252      Instrumentarium OYJ                                    1,304,129
                                                                      ----------
                                                                       1,599,121

                FRANCE-- 15.9%
    54,516      Autoroutes du Sud de la France *                       1,350,926
    17,382      BNP Paribas                                              908,453
    12,442      Bouygues Offshore SA                                     554,971
     5,789      Eiffage SA                                               487,220
    11,097      Essilor International SA                                 451,580
   294,458      Eurotunnel SA *                                          270,644
     9,017      Imerys SA                                              1,069,283
    19,821      Lagardere SCA                                            884,466
    12,146      Neopost SA *                                             459,791
    24,721      Societe Generale, Class A                              1,692,990
     3,906      Total Fina Elf SA                                        592,016
    11,330      Trigano                                                  379,283
    17,877      Wavecom SA *                                             623,420
                                                                      ----------
                                                                       9,725,043

                GERMANY-- 8.1%
    25,647      Bayerische Hypo-und Vereinsbank AG                       900,158
    21,930      Bayerische Motoren Werke AG                              869,691
    12,741      Fresenius AG                                             756,021
    30,124      Hochtief AG                                              652,833
    29,076      Infineon Technologies AG *                               529,250
     9,012      Puma AG Rudolf Dassler Sport                             521,190
    28,944      Stinnes AG                                               732,892
                                                                      ----------
                                                                       4,962,035

                GREECE-- 1.9%
   137,490      Aktor S.A. Technical Co.                                 723,535
    57,950      Hellenic Technodomiki SA                                 318,536
    40,294      Technical Olympic SA                                     132,891
                                                                      ----------
                                                                       1,174,962

                IRELAND-- 1.6%
    62,994      Anglo Irish Bank Corp.                                   339,450
    54,539      Bank of Ireland                                          633,974
                                                                      ----------
                                                                         973,424

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                ITALY-- 13.5%
   469,272      Banca Monte dei Paschi di Siena SPA                  $ 1,534,992
    83,298      Banca Toscana SPA                                        319,756
   126,959      De Longhi SPA                                            583,457
    72,649      ENI-Ente Nazionale Idrocarburi SPA                     1,116,165
   558,746      Impregilo SPA *                                          349,924
    65,342      Interpump SPA                                            266,726
   268,390      IntesaBci SPA                                            868,232
    52,345      Italcementi SPA                                          504,701
    20,656      Merloni Elettrodomestici SPA                             186,132
    14,805      Permasteelisa SPA                                        256,811
   141,731      Saipem SPA                                               923,374
   293,999      Uni Credito Italiano SPA                               1,364,357
                                                                      ----------
                                                                       8,274,627

                NORWAY-- 2.0%
    89,600      Hydralift ASA *                                          810,098
   433,900      Kvaerner ASA *                                           431,015
                                                                      ----------
                                                                       1,241,113

                SPAIN-- 7.8%
    62,232      Cia de Distribucion Integral Logista SA                1,149,028
    41,756      Cia Espanola de Petroleos                                597,885
   683,291      Iberia (Lineas Aer De Espana)                          1,225,275
    30,525      Metrovacesa SA                                           547,373
   420,450      Tavex Algodonera SA                                    1,288,155
                                                                      ----------
                                                                       4,807,716

                SWEDEN-- 3.0%
    36,803      Electrolux AB, Series B                                  612,476
   100,488      Esselte AB                                               684,576
    23,150      SKF AB, B Shares                                         568,882
                                                                      ----------
                                                                       1,865,934

                SWITZERLAND-- 6.1%
    37,600      ABB LTD *                                                338,485
       272      Bon Appetit Group AG                                      20,651
     1,134      Hilti AG                                                 846,948
     4,378      Lonza Group AG                                           315,494
    18,539      Micronas Semiconductor Holding AG *                      532,105
     7,580      SEZ Holding AG                                           378,977
     6,813      Valora Holding AG                                      1,347,797
                                                                      ----------
                                                                       3,780,457

                THE NETHERLANDS-- 13.6%
    40,160      ABN Amro Holding NV                                      796,143
   100,000      Amstelland NV                                            625,366
    25,067      Corio NV                                                 610,327
    15,392      CSM NV                                                   344,803
    77,177      KLM-Koninklijke Luchtvaart Mij NV                      1,186,429
    57,758      Koninklijke Philips Electronics NV                     1,783,615
    11,056      Royal Dutch Petroleum Co.                                585,801
    40,807      Sligro Beheer NV                                       1,423,051
    20,552      Volker Wessels Stevin                                    560,214
     9,363      Wereldhave NV                                            464,881
                                                                      ----------
                                                                       8,380,630

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                UNITED KINGDOM-- 14.4%
   640,000      Aggregate Industries PLC                              $  883,707
    96,520      Anglo American PLC                                     1,521,928
   209,427      Arcadia Group PLC                                      1,214,689
   200,732      Avis Europe PLC                                          612,844
   165,985      Croda International PLC                                  678,163
   315,781      Devro PLC                                                369,301
    53,456      Enterprise Inns PLC                                      653,593
    21,934      ICAP PLC                                                 242,169
   258,734      ITE Group PLC                                            115,378
    80,207      Jarvis PLC                                               605,468
   251,346      Kidde PLC                                                316,838
    74,588      Nord Anglia Education PLC                                311,309
   160,035      Rolls-Royce PLC                                          443,116
     9,266      Speedy Hire PLC                                           46,722
    37,209      The British Land Company PLC                             305,827
   143,285      Tomkins PLC                                              551,257
                                                                      ----------
                                                                       8,872,309
--------------------------------------------------------------------------------
                Total Investments-- 100.0%                           $61,489,609
                (Cost $56,605,120)
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2002

INDUSTRY                                              % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Banking                                                           19.2%
Oil & Gas                                                          8.4
Health Care/Health Care Services                                   6.9
Food/Beverage Products                                             6.8
Engineering Services                                               6.2
Consumer Products                                                  4.5
Retailing                                                          4.2
Airlines                                                           3.9
Metals/Mining                                                      3.9
Construction                                                       3.3
Real Estate                                                        3.1
Apparel                                                            2.9
Electronics/Electrical Equipment                                   2.9
Consumer Services                                                  2.8
Construction Materials                                             2.6
Semi-Conductors                                                    2.3
Automotive                                                         2.3
Other (below 2%)                                                  13.8
--------------------------------------------------------------------------------
Total                                                            100.0%
--------------------------------------------------------------------------------

Forward Foreign Currency Exchange Contracts

                                      SETTLEMENT        VALUE     NET UNREALIZED
                      SETTLEMENT         VALUE       AT 4/30/02    DEPRECIATION
   CONTRACTS TO BUY      DATE            (USD)          (USD)          (USD)
--------------------------------------------------------------------------------
    2,280,164 EUR       05/02/02      $2,060,812     $2,054,664       $(6,148)

                                      SETTLEMENT        VALUE     NET UNREALIZED
                      SETTLEMENT         VALUE       AT 4/30/02    APPRECIATION
   CONTRACTS TO SELL     DATE            (USD)          (USD)          (USD)
--------------------------------------------------------------------------------
      205,588 GBP       05/01/02      $  300,261     $  299,603       $   658

                       See notes to financial statements.

JPMorgan FLEMING JAPAN FUND

PORTFOLIO OF INVESTMENTS

As of April 30, 2002 (unaudited)

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- 100.0%
--------------------------------------------------------------------------------
                COMMON STOCKS-- 100.0%
                ADVERTISING-- 0.8%
       100      Moshimoshi Hotline, Inc.                              $    7,944

                APPAREL-- 0.9%
    14,000      Renown Inc. *                                              8,941

                AUTOMOTIVE-- 11.2%
     1,000      Bridgestone Corp.                                         14,104
       900      Denso Corp.                                               14,579
       300      Honda Motor Co., LTD                                      13,458
     2,000      NGK Spark Plug Co., LTD                                   17,041
     1,000      Tokai Rika Co., LTD                                        8,489
     1,500      Toyota Motor Corp.                                        40,888
                                                                      ----------
                                                                         108,559

                BUSINESS SERVICES-- 3.3%
        30      Bellsystem24, Inc.                                        10,444
         3      Fullcast Co.                                              10,280
         4      Goodwill Group, Inc.                                      11,464
                                                                      ----------
                                                                          32,188

                CHEMICALS-- 6.1%
     5,000      Dainippon Ink & Chemicals, Inc. *                          9,735
       500      Fujimi, Inc.                                              10,864
     2,000      Kaneka Corp.                                              13,863
     3,000      Nippon Sanso Corp.                                         8,879
       400      Shin-Etsu Chemical Co., LTD                               16,480
                                                                      ----------
                                                                          59,821

                COMPUTER NETWORKS-- 1.0%
       500      Fujitsu Support & Service, Inc.                            9,891

                COMPUTER SOFTWARE-- 4.6%
       500      Fuji Soft Abc, Inc.                                       18,069
     1,100      Konami Computer Entertainment Tokyo, Inc.                 14,992
       300      Nippon System Development Co., LTD                        11,729
                                                                      ----------
                                                                          44,790

                COMPUTERS/COMPUTER HARDWARE-- 1.5%
     2,000      Ines Corp.                                                14,611

                DISTRIBUTION-- 3.4%
     2,000      Mitsubishi Corp.                                          15,000
     3,000      Sumitomo Corp.                                            18,318
                                                                      ----------
                                                                          33,318

                DIVERSIFIED-- 1.6%
     2,000      Japan Airport Terminal Co., LTD                           15,997

                ELECTRONICS/ELECTRICAL EQUIPMENT-- 25.1%
       200      Advantest Corp.                                           14,408
     1,000      Alpine Electronics, Inc.                                  10,903
     1,000      Alps Electric Co., LTD                                    13,442
     2,000      Anritsu Corp. *                                           15,919
       100      Citizen Electronics Co., LTD                               7,126
     1,000      Densei-Lambda KK                                          12,157
     4,000      Fujikura LTD                                              17,134
     1,600      Geomatec Co., LTD                                         15,078
     1,000      Hosiden Corp.                                             14,400

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                ELECTRONICS/ELECTRICAL EQUIPMENT-- CONTINUED
       200      Kyocera Corp.                                         $   13,614
       200      Mabuchi Motor Co., LTD                                    19,595
     1,000      Maruwa Co., LTD                                           15,849
     2,000      Matsushita Electric Industrial Co., LTD                   26,791
     1,000      NEC Corp.                                                  7,710
       500      Sony Corp.                                                26,870
     2,000      Sumitomo Electric Industries LTD                          14,252
                                                                      ----------
                                                                         245,248

                ENTERTAINMENT/LEISURE-- 1.8%
     4,000      Mizuno Corp.                                              11,028
       100      Oriental Land Co., LTD                                     6,581
                                                                      ----------
                                                                          17,609

                FINANCIAL SERVICES-- 1.9%
     4,000      Nikko Cordial Corp.                                       18,069

                FOOD/BEVERAGE PRODUCTS-- 1.6%
     2,000      Kirin Brewery Co., LTD                                    15,156

                INSURANCE-- 0.8%
         1      Millea Holdings, Inc. *                                    7,788

                MACHINERY & ENGINEERING EQUIPMENT-- 4.1%
     1,000      Komori Corp.                                              12,819
     5,000      Mitsui Engineering & Shipbuilding Co., LTD *               6,153
     1,000      Mori Seiki Co., LTD                                        8,310
     2,000      Nippon Thompson Co., LTD                                  12,352
                                                                      ----------
                                                                          39,634

                MANUFACTURING-- 0.7%
     2,000      SHIN-ETSU Polymer Co., LTD                                 6,916

                METALS/MINING-- 1.1%
     3,000      Mitsui Mining & Smelting Co., LTD                         11,122

                MULTI-MEDIA-- 1.2%
         2      Fuji Television Network, Inc.                             11,526

                OFFICE/BUSINESS EQUIPMENT-- 5.9%
     1,000      Canon, Inc.                                               38,317
     1,000      Ricoh Co., LTD                                            18,653
                                                                      ----------
                                                                          56,970

                OIL & GAS-- 1.6%
     2,000      TonenGeneral Sekiyu KK                                    15,093

                PHARMACEUTICALS-- 1.4%
     1,000      Banyu Pharmaceutical Co., LTD                             13,380

                PHOTOGRAPHIC EQUIPMENT-- 4.6%
     1,000      Fuji Photo Film Co., LTD                                  31,776
     2,000      Konica Corp.                                              12,819
                                                                      ----------
                                                                          44,595

                PRINTING & PUBLISHING-- 1.3%
     1,000      Dai Nippon Printing Co., LTD                              12,601

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                RETAILING-- 7.6%
     3,000      Daimaru, Inc.                                         $   13,364
     1,000      Isetan Co., LTD                                            9,751
     1,000      Kohnan Shoji Co., LTD                                     13,622
     1,000      Marui Co., LTD                                            12,321
       300      Matsumotokiyoshi Co., LTD                                 11,168
       200      Shimamura Co., LTD                                        13,863
                                                                      ----------
                                                                          74,089

                TELECOMMUNICATIONS-- 3.4%
         6      Nippon Telegraph & Telephone Corp.                        23,599
     2,000      Uniden Corp.                                               9,065
                                                                      ----------
                                                                          32,664

                TIRE & RUBBER-- 0.1%
       200      Yokohama Rubber Co., LTD                                     506

                TOYS & GAMES-- 1.4%
       100      Nintendo Co., LTD                                         14,019
--------------------------------------------------------------------------------
                Total Investments-- 100.0%                            $  973,045
                (Cost $909,026)
--------------------------------------------------------------------------------

                       See notes to financial statements.

JPMorgan FLEMING INTERNATIONAL GROWTH FUND

PORTFOLIO OF INVESTMENTS
As of April 30, 2002 (unaudited)

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- 100.0%
--------------------------------------------------------------------------------
                COMMON STOCKS-- 100.0%
                BELGIUM-- 1.6%
     3,860      Dexia                                                 $   63,539

                BRAZIL-- 1.5%
     2,470      Unibanco - Uniao de Bancos Brasileiros SA, GDR            60,762

                FINLAND-- 2.7%
     6,570      Nokia OYJ                                                106,848

                FRANCE-- 17.6%
     2,530      Aventis SA                                               179,442
     1,610      BNP Paribas                                               83,995
     1,050      Cap Gemini SA                                             61,155
       720      Compagnie de Saint-Gobain                                123,052
     1,640      Dassault Systemes SA                                      73,523
     1,200      Total Fina Elf SA                                        181,555
                                                                      ----------
                                                                         702,722

                GERMANY-- 6.1%
       750      Altana AG                                                 42,346
     2,290      Bayer AG                                                  74,917
       990      Bayerische Motoren Werke AG                               39,191
       730      Deutsche Bank AG                                          48,328
       670      Schering AG                                               40,770
                                                                      ----------
                                                                         245,552

                HONG KONG-- 3.3%
     7,000      Cheung Kong Holdings LTD                                  66,643
    40,000      Li & Fung LTD                                             64,110
                                                                      ----------
                                                                         130,753

                ITALY-- 1.6%
     4,180      ENI-Ente Nazionale Idrocarburi SPA                        64,065

                JAPAN-- 18.0%
     3,000      Canon, Inc.                                              114,855
     4,000      Chugai Pharmaceutical Co., LTD                            47,747
     3,000      Fuji Photo Film Co., LTD                                  95,246
     1,400      Honda Motor Co., LTD                                      62,750
    14,000      Nikko Cordial Corp.                                       63,186
       600      Nintendo Co., LTD                                         83,760
        48      NTT Docomo, Inc.                                         121,391
       400      Rohm Co., LTD                                             59,606
     1,010      Takefuji Corp.                                            72,934
                                                                      ----------
                                                                         721,475

                SOUTH KOREA-- 6.7%
     1,400      Kookmin Bank                                              65,114
     3,200      Korea Telecom Corp., ADR                                  72,480
       890      Samsung Electronics, GDR, #                              130,697
                                                                      ----------
                                                                         268,291

                SPAIN-- 2.2%
     4,250      Altadis SA                                                89,609

                SWEDEN-- 1.9%
    13,670      Nordea AB                                                 77,727

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                SWITZERLAND-- 2.1%
       350      Nestle SA                                             $   82,607

                TAIWAN-- 1.4%
     6,150      Hon Hai Precision Industry Co., GDR, Regulation S         54,612

                THE NETHERLANDS-- 3.0%
     2,700      Koninklijke Philips Electronics NV                        83,230
     1,870      Wolters Kluwer NV                                         37,846
                                                                      ----------
                                                                         121,076

                UNITED KINGDOM-- 30.3%
     2,410      Anglo American PLC                                        37,983
    25,000      BAE Systems PLC                                          127,088
    10,320      Barclays PLC                                              90,342
    18,690      BG Group PLC                                              83,441
    11,200      CGNU PLC                                                 115,176
     8,910      Compass Group PLC                                         55,417
     7,600      GlaxoSmithKline PLC                                      183,765
     6,800      HSBC Holdings PLC                                         80,869
    17,820      Logica PLC                                                82,412
     7,600      Reuters Group PLC                                         53,137
     3,080      Royal Bank of Scotland Group PLC                          88,291
    22,700      Tesco PLC                                                 86,961
    66,900      Vodafone Group PLC                                       107,922
     1,910      Wolseley PLC                                              20,031
                                                                      ----------
                                                                       1,212,835
--------------------------------------------------------------------------------
                Total Investments-- 100.0%                            $4,002,473
                (Cost $4,164,177)
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2002

INDUSTRY                                              % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Banking                                                           16.5%
Pharmaceuticals                                                   12.3
Telecommunications                                                10.2
Oil & Gas                                                          8.2
Food/Beverage Products                                             5.6
Computers/Computer Hardware                                        5.0
Consumer Products                                                  3.8
Electronics/Electrical Equipment                                   3.6
Financial Services                                                 3.4
Semi-Conductors                                                    3.3
Aerospace                                                          3.2
Construction Materials                                             3.1
Office/Business Equipment                                          2.9
Insurance                                                          2.9
Automotive                                                         2.5
Photographic Equipment                                             2.4
Multi-Media                                                        2.3
Toys & Games                                                       2.1
Other (below 2%)                                                   6.7
--------------------------------------------------------------------------------
Total                                                            100.0%
--------------------------------------------------------------------------------

                       See notes to financial statements.

JPMorgan FLEMING INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS

As of April 30, 2002 (unaudited)

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- 99.7%
--------------------------------------------------------------------------------
                COMMON STOCKS-- 99.7%
                AUSTRALIA-- 3.1%
    68,116      Commonwealth Bank of Australia +                     $ 1,201,595
   158,226      WMC LTD +                                                782,548
                                                                     -----------
                                                                       1,984,143

                BELGIUM-- 0.9%
    15,600      UCB SA +                                                 569,317

                BRAZIL-- 1.1%
    25,136      Compania Vale do Rio Doce, ADR +                         674,902

                FINLAND-- 1.1%
    44,341      Nokia OYJ +                                              717,607

                FRANCE-- 13.8%
    45,188      BNP Paribas +                                          2,361,706
     4,657      Lafarge SA +                                             441,885
    11,600      Pechiney SA, A Shares +                                  561,316
     9,650      Pernod-Ricard SA                                         891,304
    26,129      Societe Generale, Class A +                            1,789,416
    15,955      Total Fina Elf SA +                                    2,418,230
    10,607      Vivendi Universal SA +                                   338,258
                                                                     -----------
                                                                       8,802,115

                GERMANY-- 5.2%
    13,300      DaimlerChrysler AG +                                     616,971
    12,955      Degussa AG +                                             397,726
     9,800      Deutsche Bank AG +                                       649,948
    17,900      E.ON AG +                                                932,461
    14,400      Linde AG +                                               703,942
                                                                     -----------
                                                                       3,301,048

                HONG KONG-- 3.9%
   655,000      CNOOC LTD +                                              865,025
   152,000      Henderson Land Development Co., LTD                      740,589
   239,500      Hong Kong Electric Holdings +                            908,965
                                                                     -----------
                                                                       2,514,579

                INDIA-- 0.7%
    41,730      Reliance Industries LTD, GDR, # +                        475,293

                ITALY-- 3.0%
   414,772      Uni Credito Italiano SPA +                             1,924,826

                JAPAN-- 17.2%
    14,400      Aiful Corp. +                                            999,253
    12,200      Fast Retailing Co., LTD +                                324,953
   118,000      Fujitsu LTD +                                            937,383
    32,100      Honda Motor Co., LTD +                                 1,440,001
   707,000      Kawasaki Steel Corp. * +                                 792,897
       300      KDDI Corp. +                                             785,047
   218,000      Kubota Corp. +                                           657,056
    51,000      Matsushita Electric Industrial Co., LTD                  683,178
   108,000      Minebea Co., LTD +                                       706,542
    99,000      Mitsubishi Pharma Corp. +                                948,364
       296      Mizuho Holdings, Inc. +                                  617,819
    36,000      NEC Corp. +                                              277,570
    34,000      Omron Corp. +                                            511,589

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                JAPAN -- CONTINUED
    38,000      Ricoh Co., LTD +                                     $   708,801
    48,000      Suzuki Motor Corp. +                                     576,822
                                                                     -----------
                                                                      10,967,275

                RUSSIA-- 1.9%
    16,719      LUKOIL, ADR +                                          1,188,901

                SOUTH AFRICA-- 1.0%
     9,700      Impala Platinum Holdings LTD +                           629,414

                SOUTH KOREA-- 2.4%
     4,100      Samsung Electronics, GDR, #                              605,154
    32,651      Shinhan Financial Group Co., LTD, GDR, # +               896,992
                                                                     -----------
                                                                       1,502,146

                SPAIN-- 4.9%
    97,994      Banco Bilbao Vizcaya Argentaria SA +                   1,142,638
    91,434      Iberdrola SA +                                         1,253,999
    67,818      Telefonica SA * +                                        725,999
                                                                     -----------
                                                                       3,122,636

                SWITZERLAND-- 8.1%
    90,084      ABB LTD * +                                              806,258
    33,448      Compagnie Financiere Richemont AG,
                Class A +                                                758,728
    19,901      Novartis AG +                                            834,685
    12,638      Roche Holding AG +                                       957,543
    38,209      UBS AG * +                                             1,841,937
                                                                     -----------
                                                                       5,199,151

                THE NETHERLANDS-- 3.9%
    46,255      ING Groep NV +                                         1,221,240
    34,000      TPG NV +                                                 736,833
    25,360      Wolters Kluwer NV +                                      514,170
                                                                     -----------
                                                                       2,472,243

                UNITED KINGDOM-- 26.5%
   110,129      BAE Systems PLC +                                        560,114
   124,695      BBA Group PLC +                                          567,869
   118,777      BG Group PLC +                                           530,533
   299,825      BP PLC +                                               2,558,255
    54,147      British Airways PLC +                                    186,421
    66,190      British American Tobacco PLC +                           677,140
   190,133      BT Group PLC * +                                         714,869
   171,738      CGNU PLC +                                             1,766,935
   288,900      Friends Provident PLC +                                  774,666
   214,611      Hays PLC +                                               538,717
    65,780      Reckitt Benckiser PLC +                                1,164,715
    51,257      Royal Bank of Scotland Group PLC +                     1,470,035
   180,817      Scottish Power PLC +                                   1,040,844
    73,617      Six Continents PLC +                                     814,808
   276,502      Tesco PLC +                                            1,059,750
   103,602      THUS Group PLC * +                                        28,309
   148,200      Unilever PLC +                                         1,356,304
   706,731      Vodafone Group PLC +                                   1,140,636
                                                                     -----------
                                                                      16,950,920

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                VENEZUELA-- 1.0%
    43,848      Compania Anonima Nacional Telefonos de
                 Venezuela (CANTV), ADR +                            $   641,935
--------------------------------------------------------------------------------
                Total Long-Term Investments                           63,638,451
                (Cost $53,011,636)
--------------------------------------------------------------------------------

 SHORT-TERM INVESTMENTS-- 0.3%
--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT
                U.S. TREASURY SECURITY-- 0.3%
  $194,000      U.S. Treasury Bill, DN, 1.78%, 06/27/02 @ +              193,493
                (Cost $193,454)

    SHARES
                MONEY MARKET FUND-- 0.0%
    10,977      JPMorgan Prime Money Market Fund (a)                      10,977
                (Cost $10,977)
--------------------------------------------------------------------------------
                Total Short-Term Investments                             204,470
                (Cost $204,431)
--------------------------------------------------------------------------------
                Total Investments-- 100.0%                           $63,842,921
                (Cost $53,216,067)
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENT BY INDUSTRY, APRIL 30, 2002

INDUSTRY                                              % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Banking                                                           20.4%
Oil & Gas                                                         11.8
Telecommunications                                                 7.4
Utilities                                                          6.5
Insurance                                                          5.9
Pharmaceuticals                                                    5.2
Food/Beverage Products                                             5.2
Metals/Mining                                                      4.1
Automotive                                                         4.1
Electronics/Electricals Equipment                                  3.4
Financial Services                                                 3.0
Consumer Products                                                  2.9
Machinery & Engineering Equipment                                  2.1
Other (below 2%)                                                  18.0
--------------------------------------------------------------------------------
Total                                                            100.0%
--------------------------------------------------------------------------------

Futures Contracts

                                                      NOTIONAL      UNREALIZED
  NUMBER                                              VALUE AT     APPRECIATION/
    OF                                 EXPIRATION      4/30/02    (DEPRECIATION)
 CONTRACTS   DESCRIPTION                  DATE          (USD)          (USD)
--------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
    27       Euro Dollar               June, 2002      $866,384        $1,997
    11       FTSE 100 Index            June, 2002       828,286        (3,893)

                       See notes to financial statements.

Forward Foreign Currency Exchange Contracts

                                                                  NET UNREALIZED
                                      SETTLEMENT        VALUE      APPRECIATION/
                      SETTLEMENT         VALUE       AT 4/30/02   (DEPRECIATION)
   CONTRACTS TO BUY      DATE            (USD)          (USD)          (USD)
--------------------------------------------------------------------------------
      357,143 AUD        5/23/02      $  190,607     $  191,480       $   873
      546,579 CHF        5/23/02         330,259        337,440         7,181
   15,607,806 DKK        5/23/02       1,842,848      1,889,652        46,806
      490,000 GBP for
      799,117 EUR        5/23/02         719,430        713,118        (6,312)
    1,977,849 GBP        5/23/02       2,848,946      2,878,447        29,501
   64,746,292 JPY        5/23/02         491,396        504,823        13,427
    3,247,949 NOK        5/23/02         373,079        385,281        12,202
   17,217,374 SEK        5/23/02       1,664,379      1,673,118         8,739
      999,446 SGD        5/23/02         544,331        552,025         7,694
                                      ----------     ----------      ---------
                                      $9,005,275     $9,125,384       $120,111
                                      ==========     ==========      =========

                                      SETTLEMENT        VALUE     NET UNREALIZED
                      SETTLEMENT         VALUE       AT 4/30/02    DEPRECIATION
   CONTRACTS TO SELL     DATE            (USD)          (USD)          (USD)
--------------------------------------------------------------------------------
    2,258,882 CHF        5/23/02      $1,356,401     $1,394,563       $(38,162)
    1,677,272 EUR        5/23/02       1,480,229      1,510,016        (29,787)
    2,467,863 GBP        5/23/02       3,540,207      3,591,586        (51,379)
    6,551,497 HKD        5/23/02         839,910        839,988           (78)
  141,044,803 JPY        5/23/02       1,086,478      1,099,711        (13,233)
                                      ----------     ----------      ---------
                                      $8,303,225     $8,435,864      ($132,639)
                                      ==========     ==========      =========


                       See notes to financial statements.

JPMorgan FLEMING INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2002 (UNAUDITED)

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- 97.7%
--------------------------------------------------------------------------------
                COMMON STOCKS-- 96.5%
                AUSTRALIA-- 2.6%
    74,362      Commonwealth Bank of Australia                      $  1,311,777
    70,800      National Australia Bank LTD                            1,321,179
    35,116      News Corp., LTD, ADR                                     926,360
   575,520      Santos LTD                                             1,814,146
   747,645      Southern Pacific Petroleum NL *                          240,891
   660,529      WMC LTD                                                3,266,820
                                                                    ------------
                                                                       8,881,173

                BELGIUM-- 1.6%
   187,546      Interbrew                                              5,582,018

                BRAZIL-- 0.7%
    93,200      Compania Vale do Rio Doce, ADR                         2,502,420

                DENMARK-- 0.4%
    48,293      Novo-Nordisk SA, Class B                               1,416,474

                FINLAND-- 1.5%
   171,927      Nokia OYJ                                              2,782,437
   196,659      Stora Enso OYJ, R Shares                               2,497,664
                                                                    ------------
                                                                       5,280,101

                FRANCE-- 11.4%
   175,010      AXA                                                    3,713,886
   124,384      BNP Paribas                                            6,500,808
    27,760      Lafarge SA                                             2,634,042
    55,300      Pechiney SA, A Shares                                  2,675,927
    69,718      Societe Generale, Class A                              4,774,560
    10,900      Technip - Coflexip SA                                  1,538,130
    60,770      Total Fina Elf SA                                      9,210,645
   138,285      Vivendi Environnement                                  4,560,695
   117,900      Vivendi Universal SA                                   3,759,840
                                                                    ------------
                                                                      39,368,533

                GERMANY-- 1.5%
     2,232      Allianz AG                                               525,845
    45,135      Altana AG                                              2,552,939
    31,890      Schering AG                                            1,944,004
                                                                    ------------
                                                                       5,022,788

                HONG KONG-- 3.6%
   552,500      China Mobile LTD *                                     1,809,977
 3,489,000      CNOOC LTD                                              4,607,742
   580,300      Hong Kong Electric Holdings                            2,202,390
     1,000      I-Cable Communications LTD *                                 756
   202,000      Sun Hung Kai Properties LTD                            1,761,206
   722,000      Wharf Holdings LTD                                     1,934,788
                                                                    ------------
                                                                      12,316,859

                INDIA-- 1.3%
    47,324      Ranbaxy Laboratories LTD, GDR                            893,241
   312,602      Reliance Industries LTD, GDR, # (i)                    3,560,443
                                                                    ------------
                                                                       4,453,684

                ITALY-- 2.4%
 1,808,865      Uni Credito Italiano SPA                               8,394,372

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                JAPAN-- 21.1%
    18,900      Advantest Corp.                                     $  1,361,565
    42,400      Aiful Corp.                                            2,942,243
   217,000      Chugai Pharmaceutical Co., LTD                         2,592,508
 1,596,000      Daiwa Bank Holdings, Inc. *                            1,031,682
   701,000      Daiwa Securities Group, Inc.                           4,809,820
   141,600      Fast Retailing Co., LTD                                3,771,589
   672,000      Fujitsu LTD                                            5,338,318
   161,100      Honda Motor Co., LTD                                   7,226,916
 2,360,000      Kawasaki Steel Corp. *                                 2,646,729
     1,929      KDDI Corp.                                             5,047,850
 1,014,000      Minebea Co., LTD                                       6,633,645
   729,000      Mitsubishi Chemical Corp. *                            1,765,724
   470,000      Mitsubishi Pharma Corp.                                4,502,336
     1,537      Mizuho Holdings, Inc.                                  3,208,069
   609,000      NEC Corp.                                              4,695,561
   241,000      Ricoh Co., LTD                                         4,495,288
    36,200      Rohm Co., LTD                                          5,398,988
    33,000      Takeda Chemical Industries LTD                         1,444,393
   306,000      Tostem Inax Holding Corp.                              4,242,056
                                                                    ------------
                                                                      73,155,280

                PHILIPPINES-- 0.1%
   375,000      ABS-CBN Broadcasting Corp., PDR *                        214,815
   505,390      First Philippine Holdings *                              274,533
                                                                    ------------
                                                                         489,348

                RUSSIA-- 1.6%
    76,720      LUKOIL, ADR                                            5,455,621

                SOUTH KOREA-- 1.0%
   255,890      Shinhan Financial Group Co., LTD                       3,460,512

                SPAIN-- 5.2%
    62,011      Acerinox SA                                            2,374,830
   455,688      Banco Bilbao Vizcaya Argentaria SA                     5,313,451
   370,214      Iberdrola SA                                           5,077,411
    34,139      Repsol YPF SA                                            419,297
   429,220      Telefonica SA *                                        4,691,611
                                                                    ------------
                                                                      17,876,600

                SWEDEN-- 0.6%
   278,100      Skandia Forsakrings AB                                 1,320,780
   339,099      Telefonaktiebolaget LM Ericsson, B Shares *              851,444
                                                                    ------------
                                                                       2,172,224

                SWITZERLAND-- 10.9%
   694,608      ABB LTD *                                              6,216,787
   244,670      Compagnie Financiere Richemont AG,                     5,550,041
                Class A
    16,918      Credit Suisse Group *                                    603,058
   262,100      Novartis AG                                           10,992,961
    13,000      Roche Holding AG                                         984,970
   173,588      UBS AG *                                               8,368,140
    22,101      Zurich Financial Services AG                           5,142,940
                                                                    ------------
                                                                      37,858,897

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                TAIWAN-- 0.7%
   357,943      Compal Electronics, Inc., GDR, # *                  $  2,399,890
     1,400      United Microelectronics, ADR *                            14,140
                                                                    ------------
                                                                       2,414,030

                THE NETHERLANDS-- 6.3%
   106,080      Aegon NV                                               2,437,522
   129,046      Heineken Holding NV, Class A                           4,359,481
    40,000      Heineken NV                                            1,802,208
 1,364,700      Koninklijke KPN NV *                                   6,185,574
   138,909      Numico NV                                              3,586,162
    84,193      TPG NV                                                 1,824,593
       268      VNU NV                                                     8,090
    76,100      Wolters Kluwer NV                                      1,542,915
                                                                    ------------
                                                                      21,746,545

                UNITED KINGDOM-- 21.1%
   830,742      BAE Systems PLC                                        4,225,138
   407,252      Barclays PLC                                           3,566,868
   533,943      BBA Group PLC                                          2,431,612
 2,028,313      British Airways PLC                                    6,983,226
    85,543      British American Tobacco PLC                             875,127
   267,180      CGNU PLC                                               2,748,894
 2,217,871      Corus Group PLC *                                      2,545,283
   625,000      Dixons Group PLC                                       2,069,823
   179,200      Exel PLC                                               2,298,105
   460,300      GKN PLC                                                2,153,254
   839,400      Hays PLC                                               2,107,063
   453,000      Hilton Group PLC                                       1,691,653
   150,369      Matalan PLC                                              768,609
   494,509      P & O Princess Cruises PLC                             3,329,396
    81,300      Prudential PLC                                           864,894
   401,444      Reckitt Benckiser PLC                                  7,108,051
   231,807      Reuters Group PLC                                      1,621,500
   369,296      Scottish Power PLC                                     2,125,793
 1,378,870      Tesco PLC                                              5,284,798
         1      THUS Group PLC *                                               0
   915,200      Unilever PLC                                           8,375,773
 6,031,821      Vodafone Group PLC                                     9,735,123
                                                                    ------------
                                                                      72,909,983

                VENEZUELA-- 0.9%
   218,606      Compania Anonima Nacional Telefonos de
                 Venezuela (CANTV), ADR                                3,200,392
                ----------------------------------------------------------------
                Total Common Stocks                                  333,957,854
                (Cost $323,917,568)
--------------------------------------------------------------------------------
                PREFERRED STOCKS-- 1.2%
                AUSTRALIA-- 1.2%
   747,462      News Corp., LTD                                        4,118,226
                (Cost $3,641,486)
--------------------------------------------------------------------------------
                Total Long-Term Investments                          338,076,080
                (Cost $327,559,054)
--------------------------------------------------------------------------------

                       See notes to financial statements.

   PRINCIPAL
    AMOUNT      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      SHORT-TERM INVESTMENTS-- 2.3%
--------------------------------------------------------------------------------
                U.S. TREASURY SECURITY-- 1.3%
$4,406,000      U.S. Treasury Bill, DN, 1.81%, 06/27/02 @           $  4,394,479
                (Cost $4,393,399)

    SHARES
                MONEY MARKET FUND-- 1.0%
 3,541,602      JPMorgan Prime Money Market Fund (a)                   3,541,602
                (Cost $3,541,602)
--------------------------------------------------------------------------------
                Total Short-Term Investments                           7,936,081
                (Cost $7,935,001)
--------------------------------------------------------------------------------
                Total Investments-- 100.0%                          $346,012,161
                (Cost $335,494,055)
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2002

INDUSTRY                                              % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Banking                                                           12.8%
Telecommunications                                                 9.9
Food/Beverage Products                                             8.4
Pharmaceuticals                                                    7.6
Oil & Gas                                                          6.3
Electronics/Electrical Equipment                                   5.2
Insurance                                                          4.6
Multi-Media                                                        3.5
Retailing                                                          3.5
Financial Services                                                 3.5
Utilities                                                          2.8
Automotive                                                         2.7
Metals/Mining                                                      2.4
Consumer Products                                                  2.3
Construction                                                       2.2
Computers/Computer Hardware                                        2.2
Steel                                                              2.2
Airlines                                                           2.0
Construction Materials                                             2.0
Other (below 2%)                                                  13.9
--------------------------------------------------------------------------------
Total                                                            100.0%
--------------------------------------------------------------------------------

                       See notes to financial statements.

Futures Contracts

                                                         NOTIONAL       UNREALIZED
  NUMBER                                                 VALUE AT      APPRECIATION/
    OF                                   EXPIRATION       4/30/02     (DEPRECIATION)
 CONTRACTS    DESCRIPTION                   DATE           (USD)           (USD)
------------------------------------------------------------------------------------
              LONG FUTURES OUTSTANDING
    27        DJ Euro Stoxx             June, 2002      $5,519,189        $72,565

              SHORT FUTURES OUTSTANDING
   (51)       FTSE 100 Index            June, 2002      (3,840,236)       (44,511)
   (24)       Topix Index               June, 2002          (2,016)       (12,195)

Forward Foreign Currency Exchange Contracts

                                      SETTLEMENT        VALUE     NET UNREALIZED
                      SETTLEMENT         VALUE       AT 4/30/02    APPRECIATION
   CONTRACTS TO BUY      DATE            (USD)          (USD)          (USD)
------------------------------------------------------------------------------------
   26,915,117 CAD        5/29/02     $17,035,854    $17,139,980      $104,126
   12,547,420 EUR        5/29/02      11,095,516     11,293,250       197,734
   23,000,000 HKD        5/29/02       2,948,605      2,948,867           262
  933,098,625 JPY        5/29/02       7,110,000      7,277,659       167,659
   47,725,436 SEK        5/29/02       4,622,229      4,635,790        13,561
    5,821,166 SGD        5/29/02       3,187,584      3,215,812        28,228
                                     -----------    -----------      --------
                                     $45,999,789    $46,511,358      $511,570
                                     ===========    ===========      ========

                                      SETTLEMENT        VALUE     NET UNREALIZED
                      SETTLEMENT         VALUE       AT 4/30/02   (DEPRECIATION)
   CONTRACTS TO SELL     DATE            (USD)          (USD)          (USD)
------------------------------------------------------------------------------------
    6,706,303 AUD        5/29/02      $3,585,190     $3,593,917       ($8,727)
   24,362,308 CHF        5/29/02      14,711,805     15,041,377      (329,572)
    7,045,299 EUR        5/29/02       6,190,000      6,341,091      (151,091)
   13,767,659 HKD        5/29/02       1,765,028      1,765,174          (146)
1,735,824,531 JPY        5/29/02      13,279,695     13,538,482      (258,787)
                                     -----------    -----------      --------
                                     $39,531,718    $40,280,041     ($748,323)
                                     ===========    ===========      ========

                       See notes to financial statements.

JPMorgan FLEMING EMERGING MARKETS EQUITY FUND

PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2002 (UNAUDITED)

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- 100.0%
--------------------------------------------------------------------------------
                COMMON STOCKS-- 87.0%
                ARGENTINA-- 0.6%
    48,082      Grupo Financiero Galicia SA, ADR *                  $     66,834
    54,321      Perez Companc SA, ADR *                                  378,617
    67,241      Telecom Argentina SA, ADR *                              133,137
                                                                    ------------
                                                                         578,588

                BRAZIL-- 8.6%
    20,166      Brasil Telecom Participacoes SA, ADR                     784,457
    68,384      Centrais Eletricas Brasileiras SA, ADR                   468,854
    98,510      CIA Paranaense de Energia, ADR                           702,376
    44,329      Compania Vale do Rio Doce, ADR                         1,190,234
    35,298      Embraer - Empresa Bras de Aeronautica, ADR               812,911
   122,309      Embratel Participacoes SA, ADR                           320,450
    18,103      Petroleo Brasileiro SA, ADR                              445,334
    71,011      Petroleo Brasileiro SA, Class A, ADR                   1,661,657
   139,200      Souza Cruz SA                                            955,288
    54,624      Tele Norte Leste Participacoes SA, ADR                   689,901
                                                                    ------------
                                                                       8,031,462

                CHILE-- 2.0%
   122,202      Compania Telecomunicaciones de Chile SA, ADR           1,836,697

                CHINA-- 1.4%
 2,631,986      Aluminium Corporation of China LTD *                     472,456
    37,640      AsiaInfo Holdings, Inc. *                                383,175
 3,010,623      China Petroleum & Chemical Corp.                         482,521
                                                                    ------------
                                                                       1,338,152

                COLOMBIA-- 0.3%
   158,500      Bancolombia SA, ADR                                      324,925
                Czech Republic-- 1.3%
    58,300      Ceska Sporitelna AS *                                    644,576
   243,729      CEZ AS                                                   591,342
                                                                    ------------
                                                                       1,235,918

                EGYPT-- 0.5%
    65,923      Orascom Construction Industries                          432,605

                HONG KONG-- 4.4%
 2,445,014      Chaoda Modern Agriculture                                885,625
 1,031,393      China Earth Holdings LTD                                 274,405
 2,751,610      China Travel International Investment                    553,906
                Hong KongLTD
 4,400,000      Denway Motors LTD                                      1,311,673
   350,000      Euro-Asia Agricultural Holdings Co., LTD *               118,922
   652,143      Kingboard Chemical Holdings LTD                          589,497
   446,000      Techtronic Industries Co.                                365,986
                                                                    ------------
                                                                       4,100,014

                HUNGARY-- 1.6%
   168,794      Matav RT                                                 641,338
    92,070      OTP Bank RT                                              817,391
                                                                    ------------
                                                                       1,458,729

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                INDIA-- 4.1%
   109,758      Apollo Hospitals Enterprise LTD                     $    343,316
    65,438      EIH LTD, GDR                                             296,107
    32,454      Hindalco Industries LTD, GDR, #                          486,810
     6,170      Infosys Technologies LTD *                               469,895
    19,743      ITC LTD                                                  253,899
     5,095      ITC LTD, GDR                                              64,961
    43,850      Larsen & Toubro LTD, GDR                                 302,565
     6,000      Ranbaxy Laboratories                                     109,924
    52,335      Reliance Industries LTD, GDR, #                          596,080
    66,744      Satyam Computer Services LTD *                           357,080
    47,300      State Bank of India LTD, GDR                             574,695
                                                                    ------------
                                                                       3,855,332

                INDONESIA-- 1.9%
   439,759      International Nickel Indonesia TBK PT *                  273,376
    25,000      Telekomunikasi Indonesia-TBK PT, ADR                     223,000
   535,550      Unilever Indonesia TBK PT                              1,320,220
                                                                    ------------
                                                                       1,816,596

                ISRAEL-- 0.5%
     8,200      Teva Pharmaceutical Industries, ADR                      459,282

                MALAYSIA-- 2.2%
    32,732      British American Tobacco BHD                             305,786
   497,000      Golden Hope Plantations BHD                              462,995
   518,000      IOI Corp., BHD                                           872,421
   108,480      Unisem BHD                                               399,663
                                                                    ------------
                                                                       2,040,865

                MEXICO-- 7.9%
    32,120      America Movil SA de CV, ADR                              599,038
    18,708      Cemex SA de CV, ADR                                      593,044
    12,073      Fomento Economico Mexicano SA de CV, ADR                 577,693
    27,617      Grupo Aeroportuario de Sureste SA de CV, ADR *           466,727
   677,258      Grupo Financiero BBVA Bancomer, Class O *                672,541
    83,509      Grupo Iusacell SA de CV, Class V, ADR *                  267,229
   264,512      Grupo Mexico SA de CV, Ser. B                            500,793
    15,756      Grupo Televisa SA, ADR *                                 712,171
   107,762      Organizacion Soriana SA de CV, Ser. B *                  372,414
    41,951      Telefonos de Mexico SA de CV, Class L, ADR             1,587,427
   154,958      Tubos de Acero de Mexico SA                              329,905
   267,807      Wal-Mart de Mexico, Ser. C                               751,263
                                                                    ------------
                                                                       7,430,245

                PERU-- 1.0%
    34,852      Minas Buenaventura SA, ADR                               929,154

                PHILIPPINES-- 1.1%
 1,000,000      Ayala Corp.                                              116,543
   390,000      Bank of the Philippine Islands                           531,556
   176,100      Equitable PCI Bank *                                     130,444
   413,740      First Philippine Holdings *                              224,748
                                                                    ------------
                                                                       1,003,291

                POLAND-- 2.0%
    51,185      Bank Pekao SA, ADR, #                                  1,409,016
   151,520      KGHM Polska Miedz SA                                     491,049
                                                                    ------------
                                                                       1,900,065

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                PUERTO RICO-- 0.4%
    21,000      Check Point Software Technologies LTD *             $    381,150

                RUSSIA-- 1.2%
    31,400      OAO Gazprom, ADR                                         502,400
     4,033      Yukos, ADR                                               592,288
                                                                    ------------
                                                                       1,094,688

                SOUTH AFRICA-- 7.5%
    19,200      Anglo American Platinum Corp., LTD                       915,429
    10,700      Anglogold LTD                                            581,604
   918,700      BOE LTD                                                  296,335
   477,600      FirstRand LTD                                            354,819
   190,200      Gold Fields LTD                                        2,293,054
     9,149      Impala Platinum Holdings LTD                             593,661
   100,800      Sasol LTD                                              1,071,161
   290,908      Standard Bank Investment Corp., LTD                      943,823
                                                                    ------------
                                                                       7,049,886

                SOUTH KOREA-- 16.5%
     9,540      Cheil Communications, Inc.                             1,290,136
    52,600      Hyundai Motor Co., LTD                                 1,951,084
     2,500      Kangwon Land, Inc.                                       290,754
    14,946      Kookmin Bank                                             680,282
    36,865      Korea Electric Power Corp.                               697,958
    38,085      Korea Tobacco & Ginseng Corp., GDR, #                    266,595
    24,396      KT Corp., ADR                                            552,569
    16,299      Pohang Iron & Steel Co.                                1,618,502
     8,820      Samsung Electronics                                    2,603,640
     9,323      Samsung Electronics, GDR                                 699,225
    25,641      Samsung Fire & Marine Insurance *                      1,733,772
    44,820      Shinhan Financial Group Co., LTD, GDR, # (i)           1,212,242
    32,600      SK Corp.                                                 486,210
    61,165      SK Telecom Co., LTD, ADR                               1,308,319
                                                                    ------------
                                                                      15,391,288

                Taiwan-- 12.0%
   630,390      Advanced Semiconductor Engineering, Inc. *               599,230
   106,750      Asustek Computer, Inc.                                   385,906
   965,000      Bank Sinopac *                                           472,549
 2,109,000      China Steel Corp.                                        959,851
 1,583,000      Far Eastern Textile Co., LTD                             734,137
   735,000      Formosa Plastic Corp.                                    859,575
   159,000      Hon Hai Precision Industry Co., Inc.                     696,164
   521,000      Phoenix Precision Technology Corp. *                     402,201
   127,000      Realtek Semiconductor Corp.                              596,296
   434,250      Synnex Technology International Corp.                    604,167
 2,018,658      Taishin Financial Holdings Co., LTD *                  1,040,845
   927,099      Taiwan Semiconductor Manufacturing Co., LTD *          2,336,708
 1,846,400      Yageo Corp. *                                          1,531,753
                                                                    ------------
                                                                      11,219,382

                THAILAND-- 1.4%
    77,969      BEC World PCL                                            468,661
   766,962      Shin Corp., PCL *                                        285,472
   932,100      Siam Commercial Bank PCL *                               536,569
                                                                    ------------
                                                                       1,290,702

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                TURKEY-- 1.3%
 46,000,000     Eregli Demir ve Celik Fabrikalari TAS *             $    583,364
216,242,000     Yapi ve Kredi Bankasi AS *                               621,061
                                                                    ------------
                                                                       1,204,425

                UNITED KINGDOM-- 4.6%
    158,815     Anglo American PLC                                     2,509,092
     24,021     Antofagasta PLC                                          201,284
    543,238     Data Holdings PLC *                                      477,659
    139,626     South African Breweries PLC                            1,122,659
                                                                    ------------
                                                                       4,310,694

                VENEZUELA-- 0.7%
     43,731     Compania Anonima Nacional Telefonos de                   640,222
                 Venezuela (CANTV), ADR
                ----------------------------------------------------------------
                Total Common Stocks                                   81,354,357
                (Cost $91,363,825)
--------------------------------------------------------------------------------
                PREFERRED STOCKS-- 5.6%
                BRAZIL-- 3.7%
    256,000     Aracruz Celulose SA                                      552,401
 12,840,000     Banco Itau SA                                          1,015,900
 39,375,979     CIA Energetica de Minas Gerais                           619,753
  2,729,000     Copene-Petroquimica do Nordeste SA                       595,808
     32,017     Telesp Celular Participacoes SA, ADR *                   205,229
    140,000     Usinas Siderurgicas de Minas Gerais SA, Class A          473,873
                                                                    ------------
                                                                       3,462,964

                SOUTH KOREA-- 1.9%
     12,000     Samsung Electronics                                    1,799,004
                ----------------------------------------------------------------
                Total Preferred Stocks                                 5,261,968
                (Cost $5,288,526)
--------------------------------------------------------------------------------
                WARRANTS-- 1.3%
                INDIA-- 0.9%
     66,252     Housing Development Finance Corp.,
                expires 01/30/03                                         879,826

                SWITZERLAND-- 0.4%
        202     UBS AG, expires 05/13/02                                  15,221
     24,326     UBS AG, expires 10/04/02                                 347,862
                                                                    ------------
                                                                         363,083
                ----------------------------------------------------------------
                Total Warrants                                         1,242,909
                (Cost $1,245,438)
--------------------------------------------------------------------------------
                PARTNERSHIPS-- 4.3%
                RUSSIA-- 4.3%
        800     New Century Holdings LTD (Parnership III;
                 Group B) * (f)                                           56,800
        900     New Century Holdings LTD (Parnership IV) * (f)           100,800
      1,600     New Century Holdings LTD (Parnership V) * (f)            177,600
      2,617     New Century Holdings LTD (Parnership X) * (f)          3,174,421
      2,500     New Century Holdings LTD (Parnership XIV;
                 Group I) * (f)                                          532,500
                                                                    ------------
                                                                       4,042,121
                ----------------------------------------------------------------
                Total Partnerships                                     4,042,121
                (Cost $6,226,242)
--------------------------------------------------------------------------------

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                PARTICIPATORY NOTE-- 1.8%
                INDIA-- 1.8%
    13,527      Apollo Hospitals Enterprises, expires 01/01/03 *     $    42,312
    22,290      Cipla LTD, expires 09/01/03 *                            467,689
   144,801      Hindustan Petroleum Corp., expires 04/08/03 *            845,928
    26,961      ITC LTD, expires 04/21/05 *                              346,718
                                                                     -----------
                                                                       1,702,647
--------------------------------------------------------------------------------
                Total Participatory Note                               1,702,647
                (Cost $1,335,367)
--------------------------------------------------------------------------------
                Total Investments-- 100.0%                           $93,604,002
                (Cost $105,459,398)
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2002

INDUSTRY                                              % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Metals/Mining                                                     12.9%
Banking                                                           11.1
Telecommunications                                                10.8
Semi-Conductors                                                    9.7
Financial Services                                                 8.1
Oil & Gas                                                          6.5
Steel                                                              3.9
Agricultural Production/Services                                   3.8
Utilities                                                          3.5
Automotive                                                         3.5
Electronics/Electrical Equipment                                   2.9
Chemicals                                                          2.8
Consumer Products                                                  2.4
Other (below 2%)                                                  18.1
--------------------------------------------------------------------------------
Total                                                            100.0%
--------------------------------------------------------------------------------

                       See notes to financial statements.

JPMorgan FLEMING PACIFIC REGION FUND

PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2002 (UNAUDITED)

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- 100.0%
--------------------------------------------------------------------------------
                COMMON STOCKS-- 100.0%
                AUSTRALIA-- 11.8%
     8,000      AWB LTD                                              $    16,540
     7,100      Billabong International LTD                               32,408
     2,000      Commonwealth Bank of Australia                            35,281
    10,000      Goldfields LTD                                            17,238
    12,900      Newcrest Mining LTD                                       44,335
     8,500      QBE Insurance Group LTD                                   33,366
       875      Rio Tinto LTD                                             16,962
     4,200      Santos LTD                                                13,239
     5,000      Suncorp-Metway LTD                                        33,750
     6,000      Westpac Banking Corp., LTD                                52,325
    10,700      WMC LTD                                                   52,919
     3,275      Woodside Petroleum LTD                                    23,796
                                                                     -----------
                                                                         372,159

                HONG KONG-- 10.7%
    14,000      CLP Holdings LTD                                          54,929
    20,000      Esprit Holdings LTD                                       38,465
     7,500      Hang Seng Bank LTD                                        85,826
    51,700      Hong Kong & China Gas Co., LTD                            64,631
    15,500      Hong Kong Electric Holdings                               58,827
    16,000      Johnson Electric Holdings LTD                             24,208
     6,000      Li & Fung LTD                                              9,616
                                                                     -----------
                                                                         336,502

                JAPAN-- 23.9%
       600      Aiful Corp.                                               41,636
     2,000      Canon, Inc.                                               76,635
     9,000      Mazda Motor Corp.                                         26,916
       300      Murata Manufacturing Co., LTD                             18,995
       500      Nintendo Co., LTD                                         70,093
    13,000      Nissan Motor Co., LTD                                    100,031
       200      Orix Corp.                                                16,589
       400      Promise Co., LTD                                          21,090
     4,000      Ricoh Co., LTD                                            74,611
     1,400      Sony Corp.                                                75,234
     2,000      Takeda Chemical Industries LTD                            87,539
       500      Takefuji Corp.                                            36,137
     2,000      TonenGeneral Sekiyu KK                                    15,093
     3,400      Toyota Motor Corp.                                        92,679
                                                                     -----------
                                                                         753,278

                MALAYSIA-- 5.7%
     5,600      AMMB Holdings BHD                                          8,842
     5,000      Berjaya Sports Toto BHD                                   12,105
     6,800      Genting BHD                                               27,916
     7,000      IOI Corp., BHD                                            11,789
    22,000      Magnum Corp., BHD                                         17,195
     8,000      Malayan Banking BHD                                       19,368
     7,000      Perusahaan Otomobil Nasional                              20,816
    17,000      Public Bank BHD *                                         17,537
     7,000      Resorts World BHD                                         19,342
     2,000      Tanjong PLC                                                5,632
     7,000      Technology Resources Industries *                          4,918

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                MALAYSIA -- CONTINUED
    22,000      Technology Resources Industries BHD *                $    11,174
     2,000      UMW Holdings BHD                                           4,737
                                                                     -----------
                                                                         181,371

                SINGAPORE-- 3.9%
     5,000      Overseas Chinese Banking Corp.                            35,878
     5,000      United Overseas Bank                                      39,742
     5,000      Venture Manufacturing LTD                                 46,917
                                                                     -----------
                                                                         122,537

                SOUTH KOREA-- 27.9%
       370      Cheil Jedang Corp.                                        15,955
     3,000      Daishin Securities Co. *                                  54,132
       160      Hana Bank, GDR, Regulation S                               2,152
       430      Hite Brewery Co., LTD                                     24,091
     3,500      Hyundai Motor Co. LTD, GDR, # (i)                         65,625
       300      Hyundai Motor Co., LTD                                    11,128
     4,320      Hyundai Securities Co. *                                  31,147
     2,650      Kookmin Bank, Sponsored ADR                              123,226
     1,650      KorAm Bank *                                              15,683
     2,000      KT Corp., ADR                                             45,300
     1,050      KT Freetel *                                              31,320
        30      Kumgang Korea Chemical Co., LTD                            3,385
        85      NCSoft Corp. *                                            14,779
       140      Pacific Corp.                                             16,174
       580      Samsung Display Devices Co.                               50,423
       250      Samsung Electronics                                       73,799
       800      Samsung Electronics, GDR, # (i)                          117,536
     1,250      Samsung Fire & Marine Insurance *                         84,522
       250      Samsung Securities Co., LTD *                              8,404
       130      Shinsegae Co. LTD                                         21,549
        60      SK Telecom Co., LTD                                       11,661
     2,800      SK Telecom Co., LTD, ADR                                  59,892
                                                                     -----------
                                                                         881,883

                TAIWAN-- 15.4%
    15,000      Accton Technology Corp., GDR, Regulation S *              72,750
    15,000      Advanced Semiconductor Engineering, Inc., ADR *           69,900
    13,000      Asustek Computer, Inc., GDR, Regulation S                 44,330
     5,000      Fubon Financial Holding Co., LTD, GDR, Regulation S       52,500
     5,000      Gigabyte Technology Co., LTD, GDR                         52,000
     7,500      Hon Hai Precision Industry Co., GDR, Regulation S         66,375
     3,000      Realtek Semiconductor Corp., GDR, Regulation S *          56,343
    15,000      Siliconware Precision Industries Co., ADR *               71,400
                                                                     -----------
                                                                         485,598

                THAILAND-- 0.7%
    32,000      PTT Public Co., LTD                                       22,009
--------------------------------------------------------------------------------
                Total Investments-- 100.0%                           $ 3,155,337
                (Cost $2,903,455)
--------------------------------------------------------------------------------

                       See notes to financial statements.

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2002

INDUSTRY                                              % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Banking                                                           14.4%
Semi-Conductors                                                   12.3
Automotive                                                        10.2
Financial Services                                                 8.8
Electronics/Electrical Equipment                                   6.8
Utilities                                                          5.6
Computers/Computer Hardware                                        5.2
Office/Business Equipment                                          4.8
Telecommunications                                                 4.2
Metals/Mining                                                      4.2
Insurance                                                          3.7
Pharmaceuticals                                                    2.8
Oil & Gas                                                          2.3
Computer Networks                                                  2.3
Toys & Games                                                       2.2
Other (below 2%)                                                  10.2
--------------------------------------------------------------------------------
Total                                                            100.0 %
--------------------------------------------------------------------------------

                       See notes to financial statements.

JPMorgan SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2002 (UNAUDITED)

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- 97.7%
--------------------------------------------------------------------------------
                COMMON STOCKS-- 100.0%
                AUSTRALIA-- 1.3%
    49,200      National Australia Bank LTD                          $   918,108
   108,849      News Corp., LTD                                          710,774
   104,078      Woodside Petroleum LTD                                   756,189
                                                                     -----------
                                                                       2,385,071

                BELGIUM-- 2.1%
   163,730      Dexia                                                  2,698,465
    50,300      Fortis                                                 1,155,348
                                                                     -----------
                                                                       3,853,813

                BRAZIL-- 0.6%
    40,994      Uniao de Bancos Brasileiros SA, GDR                    1,004,353

                FINLAND-- 2.2%
   245,296      Nokia OYJ                                              3,969,828

                FRANCE-- 12.4%
    44,538      Aventis SA                                             3,164,516
   131,464      AXA                                                    2,789,797
    48,856      BNP Paribas                                            2,553,411
    13,894      Cap Gemini SA                                            810,666
    16,068      Compagnie de Saint-Gobain                              2,750,998
    25,692      Dassault Systemes SA                                   1,153,854
    12,541      Imerys SA                                              1,487,178
    52,367      Total Fina Elf SA                                      7,937,040
                                                                     -----------
                                                                      22,647,460

                GERMANY-- 9.7%
   105,632      Bayer AG                                               3,461,893
    86,732      Bayerische Motoren Werke AG                            3,439,582
    60,363      Deutsche Bank AG                                       4,003,348
    90,434      Deutsche Post AG                                       1,227,246
    66,980      Heidelberger Zement AG                                 3,316,558
    34,701      Siemens AG                                             2,110,984
                                                                     -----------
                                                                      17,559,611

                HONG KONG-- 2.5%
   244,000      Cheung Kong Holdings LTD                               2,322,930
   278,000      Henderson Land Development Co., LTD                    1,354,498
   581,000      MTR Corp.                                                886,488
                                                                     -----------
                                                                       4,563,916

                ITALY-- 4.8%
   461,299      ENI-Ente Nazionale Idrocarburi SPA                     7,087,315
   199,604      Telecom Italia SPA                                     1,588,199
                                                                     -----------
                                                                       8,675,514

                JAPAN-- 18.3%
    20,500      Acom Co., LTD                                          1,564,642
    85,000      Canon, Inc.                                            3,257,009
    87,000      Chugai Pharmaceutical Co., LTD                         1,039,393
    39,000      Fuji Photo Film Co., LTD                               1,239,252
    11,700      Hirose Electric Co., LTD                                 915,771

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                JAPAN -- CONTINUED
    41,500      Honda Motor Co., LTD                                 $ 1,861,682
    26,100      Hoya Corp.                                             1,943,271
   123,000      Kaneka Corp.                                             852,570
    58,000      KAO Corp.                                              1,133,801
    32,100      Murata Manufacturing Co., LTD                          2,032,500
   391,000      Nikko Cordial Corp.                                    1,766,199
     9,900      Nintendo Co., LTD                                      1,387,850
       582      Nippon Telegraph & Telephone Corp.                     2,289,019
       167      Nippon Unipac Holding                                    954,657
        67      NTT Docomo, Inc.                                         169,587
       268      NTT Docomo, Inc. *                                       682,523
        60      Orix Corp.                                                 4,977
    12,500      Rohm Co., LTD                                          1,864,291
    51,100      Sony Corp.                                             2,746,028
   176,000      Sumitomo Corp.                                         1,074,642
    38,000      Takeda Chemical Industries LTD                         1,663,240
    17,300      Takefuji Corp.                                         1,250,343
    38,500      Terumo Corp.                                             569,404
    40,000      Yamanouchi Pharmaceutical Co., LTD                     1,102,804
                                                                     -----------
                                                                      33,365,455

                PORTUGAL-- 0.8%
   281,704      Brisa-Auto Estradas de Portugal SA                     1,396,145

                SOUTH KOREA-- 2.5%
    22,300      Kookmin Bank, Sponsored ADR                            1,036,950
    46,700      Korea Telecom Corp., ADR                               1,057,755
    30,300      Pohang Iron & Steel Co., LTD, ADR                        740,835
    12,100      Samsung Electronics, GDR, #                            1,776,885
                                                                     -----------
                                                                       4,612,425

                SPAIN-- 3.1%
   165,216      Altadis SA                                             3,489,671
    54,213      Banco Popular Espanol                                  2,223,234
                                                                     -----------
                                                                       5,712,905

                SWEDEN-- 1.3%
   417,696      Nordea AB                                              2,378,077

                SWITZERLAND-- 6.0%
    13,740      Nestle SA                                              3,248,207
    88,580      Novartis AG                                            3,715,210
    39,600      Roche Holding AG                                       3,000,370
     4,176      Zurich Financial Services AG                             971,762
                                                                     -----------
                                                                      10,935,549

                THE NETHERLANDS-- 6.0%
   110,425      ABN Amro Holding NV                                    2,189,097
   136,690      Elsevier NV                                            1,896,847
   120,058      ING Groep NV                                           3,169,813
    91,863      Koninklijke Philips Electronics NV                     2,836,806
    44,600      Wolters Kluwer NV                                        904,258
                                                                     -----------
                                                                      10,996,821

                UNITED KINGDOM-- 26.4%
    64,000      Abbey National PLC                                     1,017,546
   177,220      Allied Domecq PLC                                      1,135,065

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                UNITED KINGDOM-- CONTINUED
    77,660      Anglo American PLC                                  $  1,224,543
    18,207      Autonomy Corp., PLC *                                     96,249
   609,401      BAE Systems PLC                                        3,099,402
   400,032      Barclays PLC                                           3,503,632
   564,720      BG Group PLC                                           2,522,394
   105,500      Brambles Industries PLC *                                522,734
   255,776      CGNU PLC                                               2,631,563
   217,195      Compass Group PLC                                      1,351,534
   156,885      GKN PLC                                                  733,898
   194,276      GlaxoSmithKline PLC                                    4,699,768
   601,820      Lattice Group PLC                                      1,626,896
    93,600      Reckitt Benckiser PLC                                  1,657,301
   204,669      Reuters Group PLC                                      1,431,669
   209,220      Schroders PLC                                          2,372,094
   175,360      Six Continents PLC                                     1,940,920
   959,003      Tesco PLC                                              3,675,573
   236,446      The British Land Company PLC                           1,943,392
   298,489      Unilever PLC                                           2,731,727
 3,387,255      Vodafone Group PLC                                     5,466,897
   237,710      Wolseley PLC                                           2,494,188
                                                                    ------------
                                                                      47,878,985
--------------------------------------------------------------------------------
                Total Investments-- 100.0%                          $181,935,928
                (Cost $196,803,058)
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2002

INDUSTRY                                              % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Banking                                                           12.9%
Oil & Gas                                                         11.0
Pharmaceuticals                                                   10.1
Telecommunications                                                 8.4
Food/Beverage Products                                             6.7
Electronics/Electrical Equipment                                   5.7
Insurance                                                          5.3
Financial Services                                                 4.5
Construction Materials                                             4.2
Consumer Products                                                  3.5
Automotive                                                         3.3
Real Estate                                                        3.1
Chemicals                                                          2.4
Other (below 2%)                                                  18.9
--------------------------------------------------------------------------------
Total                                                            100.0%
--------------------------------------------------------------------------------

                       See notes to financial statements.

INDEX:

        @       -- All or a portion of this security is segregated for futures contracts.

        *       -- Non-income producing security.

        #       -- All or a portion of this security is a 144A or private
                   placement security and can only be sold to qualified institutional buyers.

        +       -- All or a portion of this security is segregated.

        (a)     -- Affiliated. Money market fund registered under the Investment
                   Company Act of 1940, as amended and advised by J.P. Morgan Investment Management, Inc.

        (f)     -- Fair valued investment. The following are approximately the market value and percentage of the investments that are fair valued.

                   FUND                           MARKET VALUE        PERCENTAGE
                   ----                           ------------        ----------
                   JPMorgan Emerging Markets
                     Equity Fund                  $4,042,121          4.32%

        (i)     -- Security is considered illiquid and may be difficult to sell.

        DN      -- Discount Note. The rate shown is the effective yield at the date of purchase.

        ADR     -- American Depositary Receipt.

        GDR     -- Global Depositary Receipt.

        PDR     -- Philippine Depositary Receipt.

        AUD     -- Australian Dollar

        CAD     -- Canadian Dollar

        CHF     -- Swiss Franc

        DKK     -- Danish Krone

        EUR     -- Euro Dollar

        GBP     -- Great Britain Pound

        HKD     -- Hong Kong Dollar

        JPY     -- Japanese Yen

        NOK     -- Norwegian Krone

        SEK     -- Swedish Krona

        SGD     -- Singapore Dollar

        USD     -- United States Dollar

                       See notes to financial statements.

JPMorgan FUNDS STATEMENT OF ASSETS & LIABILITIES

As of April 30, 2002 (unaudited)

                                                                   EUROPEAN             JAPAN
                                                                     FUND                FUND
-------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value                               $ 61,489,609         $   973,045
  Cash                                                               603,275              22,130
  Foreign currency, at value                                         301,975                  --
  Receivables:
    Investment securities sold                                     3,239,927                  --
    Fund shares sold                                                  18,226                  --
    Interest and dividends                                           165,980               2,527
    Foreign tax reclaim                                              355,065                  --
    Expense reimbursements                                             2,842               7,993
-------------------------------------------------------------------------------------------------
Total Assets                                                      66,176,899           1,005,695
-------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables:
    Foreign currency due to custodian, at value                           --               2,375
    Investment securities purchased                                6,088,839              18,812
    Fund shares redeemed                                              44,440                  --
    Unrealized loss on forward foreign currency contracts              6,148                  --
  Accrued liabilities:
    Shareholder servicing fees                                         4,324                  --
    Distribution fees                                                 15,562                  84
    Custodian fees                                                    70,138                  --
    Trustee fees                                                      10,838               1,164
    Other                                                             79,952                 386
-------------------------------------------------------------------------------------------------
Total Liabilities                                                  6,320,241              22,821
-------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                                 65,110,758           2,196,968
  Accumulated undistributed/(overdistributed)
  net investment income                                                3,997              (7,656)
  Accumulated net realized loss on investments and foreign
  exchange transactions                                          (10,132,719)         (1,270,522)
  Net unrealized appreciation on investments and
  foreign exchange translations                                    4,874,622              64,084
-------------------------------------------------------------------------------------------------
Total Net Assets                                                $ 59,856,658         $   982,874
-------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding ($0.001 par value;
unlimited number of shares authorized):
  Class A Shares                                                   2,048,778             149,470
  Class B Shares                                                     811,078              25,268
  Class C Shares                                                     218,205                  --
  Institutional Shares                                               423,300                  --
  Select Shares                                                      476,914                  --
Net Asset Value:
  Class A Shares (and redemption price)                         $      15.20         $      5.65
  Class B Shares*                                               $      14.57         $      5.46
  Class C Shares*                                               $      14.56         $        --
  Institutional Shares (and redemption price)                   $      15.27         $        --
  Select Shares (and redemption price)                          $      15.22         $        --
Class A Maximum Public Offering Price Per Share
(net asset value per share/94.25%)                              $      16.13         $      5.99
-------------------------------------------------------------------------------------------------
Cost of investments                                             $ 56,605,120         $   909,026
=================================================================================================
Cost of foreign currency                                        $    301,903         $        --
=================================================================================================

*Redemption price may be reduced by contigent deferred sales charge.

                       See notes to financial statements.

                                                                 INTERNATIONAL       INTERNATIONAL
                                                                  GROWTH FUND          VALUE FUND
--------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value                                  $4,002,473        $ 63,842,921
  Cash                                                                 63,296             100,557
  Foreign currency, at value                                               --             121,082
  Receivables:
    Investment securities sold                                             --             285,218
    Interest and dividends                                             15,961             186,470
    Foreign tax reclaim                                                 1,689           1,116,678
    Unrealized gain on forward foreign currency contracts                  --             126,423
    Expense reimbursements                                             13,623              10,255
--------------------------------------------------------------------------------------------------
Total Assets                                                        4,097,042          65,789,604
--------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables:
    Unrealized loss on forward foreign currency contracts                  --             138,951
    Margin account for futures contracts                                   --               5,764
  Accrued liabilities:
    Investment advisory fees                                               --              20,802
    Shareholder servicing fees                                             --               3,887
    Distribution fees                                                   1,199                  65
    Custodian fees                                                         --             118,822
    Trustee fees                                                          104               1,301
    Other                                                              40,258              66,113
--------------------------------------------------------------------------------------------------
Total Liabilities                                                      41,561             355,705
--------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                                   5,003,284          91,960,573
  Accumulated undistributed/(overdistributed) net
  investment income                                                    (8,379)            746,289
  Accumulated net realized loss on investments, futures and
  foreign exchange transactions                                      (777,940)        (37,866,793)
  Net unrealized appreciation (depreciation) on investments,
  futures and foreign exchange translations                          (161,484)         10,593,830
--------------------------------------------------------------------------------------------------
Total Net Assets                                                   $4,055,481        $ 65,433,899
--------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding ($0.001 par value;
unlimited number of shares authorized):
  Class A Shares                                                      407,012              20,765
  Class B Shares                                                      102,357               6,133
  Institutional Shares                                                     --           5,093,324
  Select Shares                                                            --           2,411,993
Net Asset Value:
  Class A Shares (and redemption price)                            $     7.97        $       8.66
  Class B Shares*                                                  $     7.93        $       8.65
  Institutional Shares (and redemption price)                      $       --        $       8.69
  Select Shares (and redemption price)                             $       --        $       8.69
Class A Maximum Public Offering Price Per Share
(net asset value per share/94.25%)                                 $     8.46        $       9.19
--------------------------------------------------------------------------------------------------
Cost of investments                                                $4,164,177        $ 53,216,067
==================================================================================================
Cost of foreign currency                                           $       --        $    120,992
==================================================================================================

*Redemption price may be reduced by contigent deferred sales charge.

                       See notes to financial statements.

                                                                INTERNATIONAL
                                                                OPPORTUNITIES     EMERGING MARKETS
                                                                     FUND            EQUITY FUND
--------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value                               $ 346,012,161       $  93,604,002
  Cash                                                              3,648,151             737,586
  Foreign currency, at value                                        2,268,506             399,355
  Other assets                                                             --              35,209
  Receivables:
    Investment securities sold                                      1,270,111             572,760
    Fund shares sold                                                      496               7,750
    Interest and dividends                                            946,909             285,425
    Foreign tax reclaim                                             1,454,896                 758
    Unrealized gain on forward foreign currency contracts             511,570                  --
    Expense reimbursements                                                 --              12,550
--------------------------------------------------------------------------------------------------
Total Assets                                                      356,112,800          95,655,395
--------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables:
    Investment securities purchased                                        --             523,494
    Fund shares redeemed                                                   42                  --
    Unrealized loss on forward foreign currency contracts             748,323                  --
    Margin account for futures contracts                                3,290                  --
  Accrued liabilities:
    Investment advisory fees                                          173,897              74,835
    Administration fees                                                43,474                  --
    Shareholder servicing fees                                         26,963               3,919
    Distribution fees                                                   5,419                  27
    Custodian fees                                                    202,521              92,145
    Trustee fees                                                       12,765                 387
    Other                                                             168,420              54,316
--------------------------------------------------------------------------------------------------
Total Liabilities                                                   1,385,114             749,123
--------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                                 447,634,451         249,280,465
  Accumulated undistributed/(overdistributed) net
  investment income                                                 1,952,825          (2,938,291)
  Accumulated net realized loss on investments, futures
  and foreign exchange transactions                              (104,982,265)       (139,594,545)
  Net unrealized appreciation (depreciation) of investments,
  futures and foreign exchange translations                        10,122,675         (11,841,357)
--------------------------------------------------------------------------------------------------
Total Net Assets                                                $ 354,727,686       $  94,906,272
--------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding ($0.001 par value;
unlimited number of shares authorized):
  Class A Shares                                                    2,003,704               5,855
  Class B Shares                                                      267,536               5,585
  Institutional Shares                                             31,720,849          10,071,284
  Select Shares                                                     4,284,129           4,147,698
Net Asset Value:
  Class A Shares (and redemption price)                         $        9.23       $        6.66
  Class B Shares*                                               $        9.23       $        6.64
  Institutional Shares (and redemption price)                   $        9.27       $        6.68
  Select Shares (and redemption price)                          $        9.26       $        6.66
Class A Maximum Public Offering Price Per Share
(net asset value per share/94.25%)                              $        9.79       $        7.07
--------------------------------------------------------------------------------------------------
Cost of investments                                             $ 335,494,055       $ 105,459,398
==================================================================================================
Cost of foreign currency                                        $   2,256,808       $     397,372
==================================================================================================

*Redemption price may be reduced by contigent deferred sales charge.

                       See notes to financial statements.

                                                                                        SELECT
                                                                   PACIFIC          INTERNATIONAL
                                                                 REGION FUND         EQUITY FUND
--------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value                                  $3,155,337        $181,935,928
  Cash                                                                201,815          10,437,726
  Foreign currency, at value                                            3,783             417,125
  Receivables:
    Interest and dividends                                             10,389             627,512
    Foreign tax reclaim                                                    --             342,815
    Expense reimbursements                                              9,188                   4
--------------------------------------------------------------------------------------------------
Total Assets                                                        3,380,512         193,761,110
--------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables:
  Accrued liabilities:
    Investment advisory fees                                               --             115,605
    Administration fees                                                    --              16,955
    Distribution fees                                                     911                   9
    Custodian fees                                                     29,281              39,951
    Trustee fees                                                            4              47,144
    Other                                                              41,704              73,859
--------------------------------------------------------------------------------------------------
Total Liabilities                                                      71,900             293,523
--------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                                   3,000,000         219,425,397
  Accumulated undistributed/(overdistributed) net
  investment income                                                    (4,769)            357,198
  Accumulated net realized gain (loss) on investments and
  foreign exchange transactions                                        61,392         (11,459,232)
  Net unrealized appreciation (depreciation) on investments
  and foreign exchange transalations                                  251,989         (14,855,776)
--------------------------------------------------------------------------------------------------
Total Net Assets                                                   $3,308,612        $193,467,587
--------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding ($0.001 par value;
unlimited number of shares authorized):
  Class A Shares                                                      166,667                 459
  Class B Shares                                                       33,333                 459
  Select Shares                                                            --           8,252,989
Net Asset Value:
  Class A Shares (and redemption price)                            $    16.55        $      23.43
  Class B Shares*                                                  $    16.51        $      23.41
  Select Shares (and redemption price)                             $       --        $      23.44
Class A Maximum Public Offering Price Per Share
(net asset value per share/94.25%)                                 $    17.56        $      24.86
--------------------------------------------------------------------------------------------------
Cost of investments                                                $2,903,455        $196,803,058
==================================================================================================
Cost of foreign currency                                           $    3,758        $    415,961
==================================================================================================

*Redemption price may be reduced by contigent deferred sales charge.

                       See notes to financial statements.

JPMorgan FUNDS STATEMENT OF OPERATIONS

For the six months ended April 30, 2002 (unaudited)

                                                                  EUROPEAN            JAPAN
                                                                    FUND               FUND
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                      $        --         $     39
  Dividend                                                          621,144            2,541
  Foreign tax withholding                                           (71,152)            (435)
---------------------------------------------------------------------------------------------
Total investment income                                             549,992            2,145
---------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                                          196,394            4,552
  Administration fees                                                45,322              683
  Shareholder servicing fees                                         30,540              162
  Distribution fees                                                  95,361            1,462
  Custodian and accounting fees                                     195,055           25,037
  Printing and postage                                                1,240               46
  Professional fees                                                   6,455            6,837
  Registration fees                                                  18,463            6,828
  Transfer agent fees                                               124,228           13,654
  Trustees' fees                                                        302                5
  Other                                                               1,770              452
---------------------------------------------------------------------------------------------
Total expenses                                                      715,130           59,718
---------------------------------------------------------------------------------------------
  Less amounts waived                                               169,002            6,373
  Less expense reimbursements                                         2,842           44,897
---------------------------------------------------------------------------------------------
    Net expenses                                                    543,286            8,448
---------------------------------------------------------------------------------------------
Net investment income (loss)                                          6,706           (6,303)
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
  Net realized gain (loss) on transactions from:
    Investments                                                   7,721,474          (71,020)
    Foreign exchange contracts                                      (54,769)          (1,521)
  Change in net unrealized appreciation/(depreciation) of:
    Investments                                                   2,406,801          165,370
    Foreign exchange translations                                    13,066              410
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign exchange transactions                                  10,086,572           93,239
---------------------------------------------------------------------------------------------
  Net increase in net assets from operations                    $10,093,278         $ 86,936
=============================================================================================

                       See notes to financial statements.

                                                                  INTERNATIONAL    INTERNATIONAL
                                                                   GROWTH FUND       VALUE FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                          $      221       $   25,662
  Dividend                                                              36,588          927,283
  Dividend income from affiliated investments *                             --           12,238
  Foreign tax withholding                                               (3,996)         (59,315)
------------------------------------------------------------------------------------------------
Total investment income                                                 32,813          905,868
------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                                              19,577          285,719
  Administration fees                                                    2,937           71,430
  Shareholder servicing fees                                             4,894           63,750
  Distribution fees                                                      6,827              254
  Custodian and accounting fees                                         48,941           99,570
  Printing and postage                                                     979            2,341
  Professional fees                                                     25,088           18,164
  Registration fees                                                      9,788            9,683
  Transfer agent fees                                                   29,365           37,465
  Trustees' fees                                                            20              476
  Other                                                                    978            4,665
------------------------------------------------------------------------------------------------
Total expenses                                                         149,394          593,517
------------------------------------------------------------------------------------------------
  Less amounts waived                                                   31,472           94,235
  Less expense reimbursements                                           76,836           14,409
------------------------------------------------------------------------------------------------
    Net expenses                                                        41,086          484,873
------------------------------------------------------------------------------------------------
Net investment income (loss)                                            (8,273)         420,995
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain (loss) on transactions from:
    Investments                                                       (538,032)       7,726,455
    Futures                                                                 --          508,902
    Foreign exchange contracts                                          (5,687)        (475,598)
  Change in net unrealized appreciation (depreciation) of:
    Investments                                                        930,636          891,492
    Futures                                                                (64)         121,503
    Foreign exchange translations                                          220          374,162
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments, futures and
  foreign exchange transactions                                        387,073        9,146,916
------------------------------------------------------------------------------------------------
  Net increase in net assets from operations                        $  378,800       $9,567,911
================================================================================================
*Includes reimbursements of investment advisory,
 administration and shareholder servicing fees of:                  $       --       $    1,100
================================================================================================

See notes to financial statements.

JPMorgan FUNDS STATEMENT OF OPERATIONS

For the six months ended April 30, 2002 (unaudited)

                                                                 INTERNATIONAL        EMERGING
                                                                 OPPORTUNITIES         MARKETS
                                                                      FUND          EQUITY FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                        $    283,289      $    15,684
  Dividend                                                           3,693,293        1,225,112
  Dividend income from affiliated investments *                         56,157               --
  Foreign tax withholding                                             (297,635)         (49,990)
------------------------------------------------------------------------------------------------
Total investment income                                              3,735,104        1,190,806
------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                                           1,093,420          472,313
  Administration fees                                                  273,355           70,847
  Shareholder servicing fees                                           229,006           66,515
  Distribution fees                                                     34,548               96
  Custodian and accounting fees                                        192,049          146,362
  Printing and postage                                                   3,723            5,680
  Professional fees                                                      7,042           24,729
  Registration fees                                                     22,912           17,364
  Transfer agent fees                                                   88,960           37,092
  Trustees' fees                                                         1,823              472
  Other                                                                  1,698           12,625
------------------------------------------------------------------------------------------------
Total expenses                                                       1,948,536          854,095
------------------------------------------------------------------------------------------------
  Less amounts waived                                                   99,896          116,636
  Less expense reimbursements                                               --           13,942
------------------------------------------------------------------------------------------------
    Net expenses                                                     1,848,640          723,517
------------------------------------------------------------------------------------------------
Net investment income                                                1,886,464          467,289
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
  Net realized gain (loss) on transactions from:
    Investments                                                    (18,948,045)       1,833,399
    Futures                                                          2,415,053               --
    Foreign exchange contracts                                         149,352          (47,720)
  Change in net unrealized appreciation/(depreciation) of:
    Investments                                                     40,849,132       23,471,466
    Futures                                                            425,712               --
    Foreign exchange translations                                      (39,891)          20,794
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments, futures and
  foreign exchange transactions                                     24,851,313       25,277,939
------------------------------------------------------------------------------------------------
  Net increase in net assets from operations                      $ 26,737,777      $25,745,228
================================================================================================
*Includes reimbursements of investment advisory,
 administration and shareholder servicing fees of:                $      2,407      $        --
================================================================================================

                       See notes to financial statements.

                                                                   PACIFIC         SELECT
                                                                   REGION      INTERNATIONAL
                                                                    FUND        EQUITY FUND
INVESTMENT INCOME:
  Interest                                                        $    790      $        --
  Dividend                                                          24,638        1,738,865
  Foreign tax withholding                                           (1,376)        (194,042)
--------------------------------------------------------------------------------------------
Total investment income                                             24,052        1,544,823
--------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                                          15,721          899,283
  Administration fees                                                2,358          134,893
  Shareholder servicing fees                                           654          224,820
  Distribution fees                                                  5,239               17
  Custodian and accounting fees                                     44,429           85,339
  Printing and postage                                               1,572               --
  Professional fees                                                 17,394           16,189
  Registration fees                                                 14,080            8,994
  Transfer agent fees                                                7,381            9,099
  Trustees' fees                                                        16              900
  Organization fees                                                     --              843
  Other                                                              1,574            4,548
--------------------------------------------------------------------------------------------
Total expenses                                                     110,418        1,384,925
--------------------------------------------------------------------------------------------
  Less amounts waived                                               21,981          485,616
  Less expense reimbursements                                       59,616               --
--------------------------------------------------------------------------------------------
    Net expenses                                                    28,821          899,309
--------------------------------------------------------------------------------------------
Net investment income (loss)                                        (4,769)         645,514
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
  Net realized gain (loss) on transactions from:
    Investments                                                     71,643       (5,071,149)
    Foreign exchange contracts                                     (10,251)          31,917
  Change in net unrealized appreciation/(depreciation) of:
    Investments                                                    251,882       23,168,870
    Foreign exchange translations                                      107           19,354
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign exchange transactions                                    313,381       18,148,992
--------------------------------------------------------------------------------------------
  Net increase in net assets from operations                      $308,612      $18,794,506
============================================================================================

                       See notes to financial statements.

JPMorgan FUNDS

STATEMENTS OF CHANGES IN NET ASSETS For the periods indicated (unaudited)

                                                                                      EUROPEAN FUND                JAPAN FUND
                                                                              ---------------------------  -------------------------
                                                                                 11/01/01        YEAR        11/01/01        YEAR
                                                                                  THROUGH        ENDED        THROUGH        ENDED
                                                                                 04/30/02      10/31/01      04/30/02      10/31/01
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                                                $     6,706  $    (42,284)    $  (6,303)   $  (25,488)
  Net realized gain (loss) on investments and foreign exchange transactions     7,666,705   (17,546,196)      (72,541)     (828,226)
  Change in net unrealized appreciation of investments
  and foreign exchange translations                                             2,419,867     2,615,867       165,780       129,860
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                           10,093,278   (14,972,613)       86,936      (723,854)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investment transactions                                         --    (8,592,276)           --            --
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions                          (7,183,583)  (18,063,838)       10,258    (1,160,045)
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                      2,909,695   (41,628,727)       97,194    (1,883,899)

NET ASSETS:
  Beginning of period                                                          56,946,963    98,575,690       885,680     2,769,579
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                               $59,856,658  $ 56,946,963     $ 982,874    $  885,680
------------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (overdistributed) net investment income           $     3,997  $     (2,709)    $  (7,656)   $   (1,353)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                                                    INTERNATIONAL               INTERNATIONAL
                                                                                     GROWTH FUND                 VALUE FUND
                                                                              -------------------------  ---------------------------
                                                                                 11/01/01  12/29/00 (a)    11/01/01        YEAR
                                                                                  THROUGH     THROUGH       THROUGH        ENDED
                                                                                 04/30/02    10/31/01      04/30/02      10/31/01
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                                                 $   (8,273)  $    (6,664) $    420,995  $  2,023,488
  Net realized gain (loss) from investments,
  futures and foreign exchange transactions                                      (543,719)     (259,902)    7,759,759   (40,456,183)
  Change in net unrealized appreciation (depreciation) of investments,
  futures and foreign exchange translations                                       930,792    (1,092,276)    1,387,157   (43,987,472)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                              378,800    (1,358,842)    9,567,911   (82,420,167)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                --        (5,660)   (1,669,756)           --
  Net realized gain on investment transactions                                         --            --            --   (35,561,283)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                                 --        (5,660)   (1,669,756)  (35,561,283)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions                              35,523     5,005,660  (106,381,545) (150,886,673)
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                        414,323     3,641,158   (98,483,390) (268,868,123)

NET ASSETS:
  Beginning of period                                                           3,641,158            --   163,917,289   432,785,412
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                                $4,055,481   $ 3,641,158  $ 65,433,899  $163,917,289
------------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (overdistributed) net investment income            $   (8,379)  $      (106) $    746,289  $  1,995,050
------------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.

                       See notes to financial statements.

                                                                             INTERNATIONAL                    EMERGING MARKETS
                                                                          OPPORTUNITIES FUND                     EQUITY FUND
                                                               -----------------------------------------  --------------------------
                                                                 11/01/01      12/01/00        YEAR        11/01/01        YEAR
                                                                  THROUGH       THROUGH        ENDED        THROUGH        ENDED
                                                                 04/30/02    10/31/01 (a)    11/30/00      04/30/02      10/31/01
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                        $  1,886,464  $  3,897,624  $  3,861,140   $   467,289  $    922,026
  Net realized gain (loss) on investments,
  futures and and foreign exchange transactions                 (16,383,640)  (68,176,765)   11,838,741     1,785,679   (15,878,254)
  Change in net unrealized appreciation (depreciation) of
  investments, futures and foreign exchange translations         41,234,953   (12,834,860)  (75,486,528)   23,492,260   (17,579,550)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations             26,737,777   (77,114,001)  (59,786,647)   25,745,228   (32,535,778)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                          (3,881,303)   (3,712,015)   (5,681,844)     (866,869)      (73,565)
  Net realized gain on investment transactions                           --    (5,762,266)           --            --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                           (3,881,303)   (9,474,281)   (5,681,844)     (866,869)      (73,565)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions            39,365,675   (81,922,201)  156,216,705   (19,581,784)   11,508,185
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                       62,222,149  (168,510,483)   90,748,214     5,296,575   (21,101,158)

NET ASSETS:
  Beginning of period                                           292,505,537   461,016,020   370,267,806    89,609,697   110,710,855
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                $354,727,686  $292,505,537  $461,016,020   $94,906,272  $ 89,609,697
------------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (overdistributed)
  net investment income                                        $  1,952,825  $  3,947,664  $  1,276,511   $(2,938,291) $ (2,538,711)
------------------------------------------------------------------------------------------------------------------------------------

(a) The Fund changed its fiscal year end from November 30 to October 31.

                       See notes to financial statements.

                                                                                         PACIFIC         SELECT INTERNATIONAL
                                                                                       REGION FUND            EQUITY FUND
                                                                                      ------------   ------------------------------
                                                                                       11/1/01 (a)     11/01/01          YEAR
                                                                                         THROUGH        THROUGH          ENDED
                                                                                        04/30/02       04/30/02        10/31/01
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                                                        $   (4,769)    $    645,514    $  1,778,000
  Net realized gain (loss) on investments and foreign exchange transactions               61,392       (5,039,232)     (6,019,000)
  Change in net unrealized appreciation (depreciation) of investments
  and foreign exchange translations                                                      251,989       23,188,224     (46,595,000)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                                     308,612       18,794,506     (50,836,000)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                       --         (374,316)     (1,596,000)
  Net realized gain on investment transactions                                                --               --     (32,873,000)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                                        --         (374,316)    (34,469,000)
-----------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions                                  3,000,000       (6,248,603)     40,353,000
-----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                             3,308,612       12,171,587     (44,952,000)

NET ASSETS:
  Beginning of period                                                                         --      181,296,000     226,248,000
-----------------------------------------------------------------------------------------------------------------------------------

  End of period                                                                       $3,308,612     $193,467,587    $181,296,000
-----------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (overdistributed) net investment income                   $   (4,769)    $    357,198    $     86,000
-----------------------------------------------------------------------------------------------------------------------------------

(a)         Commencement of operations.

                       See notes to financial statements.

JPMorgan FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

Mutual Fund Group ("MFG"), J.P. Morgan Institutional Funds ("JPMIF") and Mutual Fund Select Group ("MFSG") (the "Trusts") were organized on May 11, 1987, November 4, 1992 and October 1, 1996, respectively, as Massachusetts business trusts, and are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies. The following are eight separate portfolios of the Trusts (collectively, the "Funds"):

----------------------------------------------------------------------------------------------
FUND                                                  CLASSES OFFERED
----------------------------------------------------------------------------------------------
JPMorgan Fleming European
Fund (EF)                                  Class A, Class B, Class C, Institutional and Select

JPMorgan Fleming Japan Fund (JF)           Class A and Class B

JPMorgan Fleming International
Growth Fund (IGF)                          Class A and Class B

JPMorgan Fleming International Value
Fund (IVF)                                 Class A, Class B, Institutional and Select

JPMorgan Fleming International
Opportunities Fund (IOF)                   Class A, Class B, Institutional and Select

JPMorgan Fleming Emerging Markets
Equity Fund (EMF)                          Class A, Class B, Institutional and Select

JPMorgan Fleming Pacific Region
Fund (PRF)                                 Class A and Class B

Select International Equity Fund (SIEF)    Class A, Class B and Select

The former name of IVF was JPMorgan Fleming International Equity Fund. PRF commenced operations on 11/1/01.

EF, JF, IGF and PRF are separate series of MFG. IVF, IOF and EMF are separate series of JPMIF. SIEF is a separate series of MFSG.

Class A Shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional and Select Classes. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

At April 30, 2002, substantially all of the Funds' net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Fund is invested.

2. REORGANIZATIONS

Prior to the open of business on September 10, 2001, the JPMorgan European Fund, J.P. Morgan Institutional International Equity Fund, J.P.Morgan Institutional International Opportunities Fund and J.P. Morgan Institutional Emerging Markets Equity Fund (collectively, the "Acquiring Funds") acquired all the net assets of J.P. Morgan European Equity Fund, J.P. Morgan Institutional European Equity Fund, J.P. Morgan International Equity Fund, J.P. Morgan International Opportunities Fund, JPMorgan International Equity Fund and J.P. Morgan Emerging Markets Equity Fund (collectively, the "Target Funds"), as shown in the tables below, pursuant to Reorganization Plans approved by the Target Funds' shareholders on July 3, 2001 and July 25, 2001. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code. Under each Reorganization Plan, shareholders of the Target Funds received shares in the Acquiring Funds with a value equal to their holdings in the Target Funds. Holders of Class A Shares in the Target Funds received Class A Shares in the Acquiring Funds, holders of Class B Shares in the Target Funds received Class B Shares in the Acquiring Funds, holders of Select Shares in the Target Funds received Select Shares in the Acquiring Funds and holders of Institutional Class Shares in the Target Funds received Institutional Class Shares in the Acquiring Funds.

The following is a summary of Beneficial Interest Outstanding, Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the Reorganizations:

                                                                    JPMORGAN
                                                       FLEMING EUROPEAN FUND REORGANIZATION
-----------------------------------------------------------------------------------------------------------------
                                       BENEFICIAL
                                        INTEREST       SHARES                       NET ASSET     NET UNREALIZED
                                       OUTSTANDING   OUTSTANDING   NET ASSETS    VALUE PER SHARE   DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
Target Funds
J.P. Morgan European Equity Fund        570,760                      $ 6,622,776         $11.60       $ (92,549)
J.P. Morgan Institutional European
   Equity Fund                          460,428                      $ 5,071,319         $11.01       $(109,977)

Acquiring Fund
JPMorgan Fleming European Fund                                                                        $(371,161)
   Class A                                           2,546,451       $33,455,007         $13.14
   Class B                                             932,669       $11,808,759         $12.66
   Class C                                             251,431       $ 3,180,863         $12.65

Post Reorganization
JPMorgan Fleming European Fund                                                                        $(573,687)
   Class A                                           2,546,451       $33,455,007         $13.14
   Class B                                             932,669       $11,808,759         $12.66
   Class C                                             251,431       $ 3,180,863         $12.65
   Select Class                                        503,867       $ 6,622,776         $13.14
   Institutional Class                                 385,794       $ 5,071,319         $13.14

                                                                    JPMORGAN
                                                  FLEMING INTERNATIONAL EQUITY FUND REORGANIZATION
-----------------------------------------------------------------------------------------------------------------
                                    BENEFICIAL
                                     INTEREST        SHARES                         NET ASSET     NET UNREALIZED
                                    OUTSTANDING    OUTSTANDING     NET ASSETS    VALUE PER SHARE   APPRECIATION
-----------------------------------------------------------------------------------------------------------------
Target Funds
J.P. Morgan International Equity
   Fund                               4,009,996                     $ 22,787,277          $5.68      $2,003,755

Acquiring Fund
J.P. Morgan Institutional
   International Equity Fund         19,002,339                     $162,636,038          $8.56      $7,220,646

Post Reorganization
JPMorgan Fleming International
   Equity Fund*                                                                                      $9,224,401
   Select Class                                      2,660,818      $ 22,787,277          $8.56
   Institutional Class                              19,002,339      $162,636,038          $8.56

* Renamed JPMorgan Fleming International Value Fund.

                                                                    JPMORGAN
                                             FLEMING INTERNATIONAL OPPORTUNITIES FUND REORGANIZATION
-----------------------------------------------------------------------------------------------------------------
                                       BENEFICIAL
                                        INTEREST       SHARES                       NET ASSET     NET UNREALIZED
                                       OUTSTANDING   OUTSTANDING   NET ASSETS    VALUE PER SHARE   DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
Target Funds
J.P. Morgan International
   Opportunities Fund                 4,184,586                     $ 36,908,385          $8.82    $ (2,947,751)

JPMorgan Fleming
   International Equity Fund                                                                       $ (2,650,966)
   Class A                                           2,445,826      $ 22,734,537          $9.30
   Class B                                             373,724      $  3,366,479          $9.01

Acquiring Fund
J.P. Morgan Institutional
   International Opportunities Fund  25,736,573                     $236,280,023          $9.18    $(18,438,049)

Post Reorganization
JPMorgan Fleming International
   Opportunities Fund                                                                              $(24,036,766)
   Class A                                           2,477,798      $ 22,734,537          $9.18
   Class B                                             366,803      $  3,366,479          $9.18
   Select Class                                      4,020,485      $ 36,908,385          $9.18
   Institutional Class                              25,736,573      $236,280,023          $9.18

                                                                    JPMORGAN
                                                FLEMING EMERGING MARKETS EQUITY FUND REORGANIZATION
-----------------------------------------------------------------------------------------------------------------
                                       BENEFICIAL
                                        INTEREST       SHARES                       NET ASSET     NET UNREALIZED
                                       OUTSTANDING   OUTSTANDING   NET ASSETS    VALUE PER SHARE   DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
Target Funds
J.P. Morgan Emerging Markets
   Equity Fund                        4,483,148                      $26,543,491          $5.92    $ (9,651,339)

Acquiring Fund
J.P. Morgan Institutional Emerging
   Markets Equity Fund               13,971,694                      $77,889,883          $5.57    $(51,507,778)

Post Reorganization
JPMorgan Fleming Emerging
   Markets Equity Fund                                                                             $(61,159,117)
   Select Class                                      4,764,854       $26,543,491          $5.57
   Institutional Class                              13,971,694       $77,889,883          $5.57

3. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, (other than convertible bonds), with a maturity of 61 days or more held by Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. REPURCHASE AGREEMENTS -- It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

C. FUTURES CONTRACTS -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/(depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner, allowing the Funds to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subject the Funds to unlimited risk.

The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2002, the Funds had outstanding futures contracts as listed on the Funds' Portfolio of Investments.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2002, the Funds had outstanding forward foreign currency contracts as listed on the Fund's Portfolio of Investments.

F. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

G. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

H. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular share class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

J. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K. ORGANIZATION EXPENSES -- Organization and initial registration costs incurred (prior to June 30, 1998) in connection with establishing Funds have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, J. P. Morgan Fleming Asset Management (USA), Inc. ("JPMFAM") and J.P. Morgan Investment Management, Inc. ("JPMIM") (collectively, the "Advisers") act as the investment advisers to the Funds. JPMFAM, a direct wholly owned subsidiary of JPMorgan Chase Bank ("JPMCB") and an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan"), is the Adviser for EF, JF, IGF, PRF and SIEF. JPMIM, a wholly owned subsidiary of JPMorgan, is the adviser for IVF, IOF and EMF. The Advisers supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                                           INVESTMENT
                     FUND                  ADVISORY FEE (%)
                     --------------------------------------
                     EF                         0.65
                     JF                         1.00
                     IGF                        1.00
                     IVF                        0.60
                     IOF                        0.60
                     EMF                        1.00
                     PRF                        1.00
                     SIEF                       1.00

The Advisers (and any predecessor) waived fees as outlined in Note 4.F. below.

J.P. Morgan Fleming Asset Management (London) Ltd. ("JPMFAM London"), a registered investment adviser, is the investment sub-adviser to EF, JF and SIEF pursuant to an Investment Sub-Advisory Agreement between JPMFAM London and JPMFAM. JPMFAM London is a wholly owned subsidiary of JPMorgan and is entitled to receive a fee, payable by JPMFAM from its advisory fee, at an annual rate equal to 0.50% of the average daily net assets of EF, JF and SIEF. JF International Management Inc. ("JFIMI"), a registered investment adviser, is the investment sub-adviser to PRF pursuant to an Investment Sub-Advisory Agreement between JFIMI and JPMFAM. JFIMI is entitled to receive a fee, payable by JPMFAM from its advisory fee, at an annual rate equal to 0.50% of the average daily net assets of PRF.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Funds in an amount to offset any investment advisory and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, L.P. ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                   INSTITUTIONAL      SELECT
    FUND      CLASS A     CLASS B      CLASS C         CLASS           CLASS
--------------------------------------------------------------------------------
    EF          1.75        2.50        2.50           1.00           1.50
    JF          1.75^       2.50^        n/a            n/a            n/a
    IGF         2.00^       2.50^        n/a            n/a            n/a
    IVF         1.45        1.95         n/a           0.95           1.41
    IOF         1.90        2.40         n/a           0.92           1.20
    EMF         2.00        2.50         n/a           1.45           1.75
    PRF         1.75        2.25         n/a            n/a            n/a
    SIEF        1.50        2.00         n/a            n/a            n/a

The expense limitation percentages in the table above are due to expire as follows:

                                                   INSTITUTIONAL      SELECT
    FUND      CLASS A     CLASS B      CLASS C         CLASS           CLASS
--------------------------------------------------------------------------------
    EF        2/28/2003   2/28/2003   2/28/2003      2/28/2005      2/28/2005
    JF        2/28/2003^  2/28/2003^        n/a            n/a            n/a
    IGF       2/28/2003^  2/28/2003^        n/a            n/a            n/a
    IVF       2/28/2003   2/28/2003         n/a      2/28/2005      2/28/2005
    IOF       2/28/2003   2/28/2003         n/a      2/28/2005      2/28/2005
    EMF       2/28/2003   2/28/2003         n/a      2/28/2005      2/28/2005
    PRF       2/28/2003   2/28/2003         n/a            n/a            n/a
    SIEF      2/28/2003   2/28/2003         n/a            n/a            n/a

^ The expense limitations of these classes have been increased by one percent for the period March 1, 2005 through February 28, 2012.

The Administrator waived fees and reimbursed expenses as outlined in Note 4.F. below.

C. DISTRIBUTION FEES -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributor, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

    FUND                              CLASS A           CLASS B        CLASS C
--------------------------------------------------------------------------------
    EF                                   0.25              0.75           0.75
    JF                                   0.25              0.75            n/a
    IGF                                  0.25              0.75            n/a
    IVF                                  0.25              0.75            n/a
    IOF                                  0.25              0.75            n/a
    EMF                                  0.25              0.75            n/a
    PRF                                  0.25              0.75            n/a
    SIEF                                 0.25              0.75            n/a

D. SHAREHOLDER SERVICING FEES-- The Trusts have entered into a Shareholder Servicing Agreement with JPMCB under which JPMCB provides account administration and personal account maintenance service to shareholders.

JPMCB may obtain the services of one or more Shareholder Servicing Agents. For these services JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as follows (%):

                                                   INSTITUTIONAL      SELECT
    FUND      CLASS A     CLASS B      CLASS C         CLASS           CLASS
--------------------------------------------------------------------------------
    EF           --        0.25         0.25           0.10             0.25
    JF           --        0.25          n/a            n/a              n/a
    IGF        0.25        0.25          n/a            n/a              n/a
    IVF        0.25        0.25          n/a           0.10             0.25
    IOF        0.25        0.25          n/a           0.10             0.25
    EMF        0.25        0.25          n/a           0.10             0.25
    PRF          --        0.25          n/a            n/a              n/a
    SIEF       0.25        0.25          n/a            n/a             0.25

In addition, JPMCB, Charles Schwab & Co. ("Schwab"), and JPMIF are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of IVF, IOF and EMF available to customers and investment advisors and other financial intermediaries who are Schwab's clients. IVF, IOF and EMF are not responsible for payments to Schwab under Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPMIF and JPMCB is terminated, IVF, IOF and EMF would be responsible for ongoing payments to Schwab with respect to pre-termination shares.

The Shareholder Servicing Agents waived fees as outlined in Note 4.F. below.

E. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for all of the Funds except IGF. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

F. WAIVERS AND REIMBURSEMENTS -- For the six months ended April 30, 2002, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows :

    CONTRACTUAL WAIVERS:
                 INVESTMENT                           SHAREHOLDER                        CONTRACTUAL
                 ADVISORY        ADMINISTRATION       SERVICING         DISTRIBUTION     REIMBURSEMENT
---------------------------------------------------------------------------------------------------------
    EF               $133,195           $32,682             $  3,125           $  --             $ 2,842
    JF                  4,552               683                  162             976              44,897
    IGF                19,577             2,937                4,894           4,064              76,836
    IVF                34,940            32,691               26,604              --              14,409
    IOF                    --                --               99,896              --                  --
    EMF                 7,987            66,447               42,202              --              13,942
    PRF                15,721             2,358                  654           3,248              59,616
    SIEF              224,820            35,976              224,820              --                  --

G. OTHER -- Certain officers of the Trust(s) are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

5. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the six months ended April 30, 2002 are as follows:

                             SHAREHOLDER
                             SERVICING                 DISTRIBUTION             TRANSFER AGENT
---------------------------------------------------------------------------------------------------
    EF
    Class A Shares                  $    --                  $40,783                    $ 76,165
    Class B Shares                   14,274                   42,820                      26,880
    Class C Shares                    3,919                   11,758                       7,365
    Institutional Shares              2,809                       --                       5,012
    Select Shares                     9,538                       --                       8,806
---------------------------------------------------------------------------------------------------
                                    $30,540                  $95,361                    $124,228
---------------------------------------------------------------------------------------------------
    JF
    Class A Shares                  $    --                  $   976                    $ 11,715
    Class B Shares                      162                      486                       1,939
---------------------------------------------------------------------------------------------------
                                    $   162                  $ 1,462                    $ 13,654
---------------------------------------------------------------------------------------------------
    IGF
    Class A Shares                  $ 3,927                  $ 3,928                    $ 23,566
    Class B Shares                      967                    2,899                       5,799
---------------------------------------------------------------------------------------------------
                                    $ 4,894                  $ 6,827                    $ 29,365
---------------------------------------------------------------------------------------------------

                               SHAREHOLDER
                               SERVICING                 DISTRIBUTION             TRANSFER AGENT
---------------------------------------------------------------------------------------------------
    IVF
    Class A Shares                 $     99                  $    99                     $ 7,506
    Class B Shares                       52                      155                       7,067
    Institutional Shares             36,865                       --                       6,056
    Select Shares                    26,734                       --                      16,836
---------------------------------------------------------------------------------------------------
                                   $ 63,750                  $   254                     $37,465
---------------------------------------------------------------------------------------------------
    IOF
    Class A Shares                 $ 24,569                  $24,569                     $51,563
    Class B Shares                    3,326                    9,979                       6,976
    Institutional Shares            151,054                       --                      13,402
    Select Shares                    50,057                       --                      17,019
---------------------------------------------------------------------------------------------------
                                   $229,006                  $34,548                     $88,960
---------------------------------------------------------------------------------------------------
    EMF
    Class A Shares                 $     26                  $    26                     $ 7,063
    Class B Shares                       23                       70                       6,934
    Institutional Shares             34,376                       --                       5,587
    Select Shares                    32,090                       --                      17,508
---------------------------------------------------------------------------------------------------
                                   $ 66,515                  $    96                     $37,092
---------------------------------------------------------------------------------------------------
    PRF
    Class A Shares                 $     --                  $ 3,276                     $ 6,153
    Class B Shares                      654                    1,963                       1,228
---------------------------------------------------------------------------------------------------
                                   $    654                  $ 5,239                     $ 7,381
---------------------------------------------------------------------------------------------------
    SIEF
    Class A Shares                 $      4                  $     4                     $    19
    Class B Shares                        4                       13                          19
    Select Shares                   224,812                       --                       9,061
---------------------------------------------------------------------------------------------------
                                   $224,820                  $    17                     $ 9,099
---------------------------------------------------------------------------------------------------

6. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income for the six months ended April 30, 2002 are as follows:

                                                             NET INVESTMENT
                                                                 INCOME
-----------------------------------------------------------------------------
    IVF
    Class A Shares                                              $      484
    Class B Shares                                                     403
    Institutional Shares                                         1,369,814
    Select Shares                                                  299,055
-----------------------------------------------------------------------------
                                                                $1,669,756
-----------------------------------------------------------------------------
    IOF
    Class A Shares                                              $  160,758
    Class B Shares                                                  16,272
    Institutional Shares                                         3,350,183
    Select Shares                                                  354,090
-----------------------------------------------------------------------------
                                                                $3,881,303
-----------------------------------------------------------------------------
    EMF
    Class A Shares                                              $      116
    Class B Shares                                                     100
    Institutional Shares                                           672,780
    Select Shares                                                  193,873
-----------------------------------------------------------------------------
                                                                $  866,869
-----------------------------------------------------------------------------
    SIEF
    Class A Shares                                              $        9
    Class B Shares                                                       9
    Select Shares                                                  374,298
-----------------------------------------------------------------------------
                                                                $  374,316
-----------------------------------------------------------------------------

7. INVESTMENT TRANSACTIONS

For the six months ended April 30, 2002, purchases and sales of investments (excluding short-term investments) were as follows:

                             PURCHASES                         SALES
    FUND            (EXCLUDING U.S. GOVERNMENT)     (EXCLUDING U.S. GOVERNMENT)
--------------------------------------------------------------------------------
    EF                      $288,380,006                    $293,525,413
    JF                         1,295,631                       1,249,844
    IGF                        2,084,192                       2,080,499
    IVF                       58,074,575                     162,367,707
    IOF                      243,916,203                     198,759,682
    EMF                       28,184,590                      53,719,967
    PRF                        5,056,102                       2,224,289
    SIEF                       9,321,530                      21,058,966

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of the investment securities at April 30, 2002, are as follows:

                                           GROSS               GROSS           NET UNREALIZED
                       AGGREGATE        UNREALIZED          UNREALIZED          APPRECIATION/
    FUND                 COST          APPRECIATION        DEPRECIATION        (DEPRECIATION)
----------------------------------------------------------------------------------------------
    EF                $ 56,605,120       $ 5,706,996       $   (822,507)         $  4,884,489
    JF                     909,026            89,766            (25,747)               64,019
    IGF                  4,164,177           286,943           (448,647)             (161,704)
    IVF                 53,216,067        12,657,113         (2,030,259)           10,626,854
    IOF                335,494,055        34,657,801        (24,139,695)           10,518,106
    EMF                105,459,398        23,166,370        (35,021,766)          (11,855,396)
    PRF                  2,903,455           331,642            (79,760)              251,882
    SIEF               196,803,058        15,952,080        (30,819,210)          (14,867,130)

9. BANK BORROWINGS

Pursuant to a Line of Credit Agreement dated April 12, 2002, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $400 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 11, 2003.

Prior to April 12, 2002, EF, JF, IGF, PRF and SIEF could borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets would be repaid before the Fund could make additional investments. The Funds had entered into an agreement, which enabled them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $350 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds would also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This Agreement expired on April 12, 2002.

Also, prior to April 12, 2002, IVF, IOF and EMF could borrow money for temporary or emergency purposes, such as funding shareholder redemptions. The Funds, along with certain other funds managed by JPMIM, entered into a $150 million bank line of credit agreement with JPMCB, as administrative agent and Commerzbank AG as co-administrative agent. Borrowings under the agreement would bear interest at approximate market rates. A commitment fee was charged at an annual rate of 0.085% on the unused portion of the committed amount. This Agreement was terminated on April 12, 2002.

The Funds had no borrowings outstanding at April 30, 2002, nor at anytime during the year then ended.

10. CONCENTRATIONS

As of April 30, 2002, IVF invested approximately 20.4% of its net assets in securities issued by banking companies.

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

11. SUBSEQUENT EVENT

The Funds' Board of Trustees have approved a change of name and investment strategy for the JPMorgan Fleming Pacific Region Fund. The Fund will be renamed JPMorgan Fleming Asia Equity Fund. Additionally, its strategy is shifting from investing in companies based in the Pacific region to Pacific companies excluding Japan. As of 4/30/02, PRF invested approximately 23.9% of its net assets in Japanese securities.

JPMORGAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12. CAPITAL SHARE TRANSACTIONS
Capital share tranactions were as follows for the periods presented:


EUROPEAN FUND

                                                                        CLASS A SHARES                    CLASS B SHARES
                                                               --------------------------------  --------------------------------
                                                                   AMOUNT            SHARES         AMOUNT              SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED APRIL 30, 2002
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    $  21,787,071        1,553,160    $   1,135,107           83,107
Shares redeemed                                                  (28,487,992)      (1,996,782)      (1,978,470)        (145,742)

Net increase (decrease) in Fund shares outstanding             $  (6,700,921)        (443,622)   $    (843,363)         (62,635)
---------------------------------------------------------------------------------------------------------------------------------


                                                                                  YEAR ENDED OCTOBER 31, 2001*
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    $ 198,407,068       13,648,723    $   1,620,095          108,500
Shares issued in connection with Fund
reorganization (Note 2)                                                   --               --               --               --
Shares issued in reinvestment of distributions                     2,972,714          194,295        1,372,364           92,602
Shares redeemed                                                 (227,735,909)     (15,593,277)      (5,502,103)        (394,766)

Net increase (decrease) in Fund shares outstanding             $ (26,356,127)      (1,750,259)   $  (2,509,644)        (193,664)
---------------------------------------------------------------------------------------------------------------------------------


                                                                        CLASS C SHARES                 INSTITUTIONAL SHARES
                                                               --------------------------------  --------------------------------
                                                                   AMOUNT            SHARES         AMOUNT              SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED APRIL 30, 2002
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    $     196,042           14,331    $   1,505,731          107,363
Shares redeemed                                                     (422,595)         (30,404)        (696,159)         (49,076)

Net increase (decrease) in Fund shares outstanding             $    (226,553)         (16,073)   $     809,572           58,287
---------------------------------------------------------------------------------------------------------------------------------


                                                                                  YEAR ENDED OCTOBER 31, 2001*
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    $   1,279,321           86,250    $          --    $   7,475,346
Shares issued in connection with Fund
reorganization (Note 2)                                                   --               --        5,071,319          385,794
Shares issued in reinvestment of distributions                       140,186            9,466               --               --
Shares redeemed                                                   (1,473,548)        (104,936)        (250,392)         (20,781)

Net increase (decrease) in Fund shares outstanding             $     (54,041)          (9,220)   $   4,820,927          365,013
---------------------------------------------------------------------------------------------------------------------------------


                                                                         SELECT SHARES
                                                               --------------------------------
                                                                   AMOUNT            SHARES
                                                               --------------------------------
Shares sold                                                    $  47,922,702        3,386,745
Shares redeemed                                                  (48,145,020)      (3,377,250)

Net increase (decrease) in Fund shares outstanding             $    (222,318)           9,495
-----------------------------------------------------------------------------------------------


                                                                 YEAR ENDED OCTOBER 31, 2001*
                                                               --------------------------------
Shares sold                                                    $   7,475,346          592,764
Shares issued in connection with Fund
reorganization (Note 2)                                            6,622,776          503,867
Shares issued in reinvestment of distributions                            --               --
Shares redeemed                                                   (8,063,075)        (629,212)

Net increase (decrease) in Fund shares outstanding             $   6,035,047          467,419
-----------------------------------------------------------------------------------------------


* For Institutional Shares and Select Shares, from commencement of offering on September 10, 2001.

JAPAN FUND

                                                                        CLASS A SHARES                    CLASS B SHARES
                                                               --------------------------------  --------------------------------
                                                                   AMOUNT            SHARES         AMOUNT              SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED APRIL 30, 2002
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    $ 1,191,093          229,336       $    86,027           16,640
Shares redeemed                                                 (1,175,247)        (221,839)          (91,615)         (17,573)

Net increase (decrease) in Fund shares outstanding             $    15,846            7,497       $    (5,588)            (933)
---------------------------------------------------------------------------------------------------------------------------------


                                                                                  YEAR ENDED OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    $ 4,809,307          735,120       $   362,205           55,523
Shares redeemed                                                 (5,873,434)        (894,645)         (458,123)         (69,902)

Net decrease in Fund shares outstanding                        $(1,064,127)        (159,525)      $   (95,918)         (14,379)
---------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND

                                                                        CLASS A SHARES                    CLASS B SHARES
                                                               --------------------------------  --------------------------------
                                                                   AMOUNT            SHARES         AMOUNT              SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED APRIL 30, 2002
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    $   827,888           102,239      $   825,000           102,357
Shares redeemed                                                   (811,365)         (100,168)        (806,000)         (100,000)

Net increase in Fund shares outstanding                        $    16,523             2,071      $    19,000             2,357
---------------------------------------------------------------------------------------------------------------------------------


                                                                                YEAR ENDED OCTOBER 31, 2001*
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    $ 4,000,000           404,260      $ 1,000,000           100,000
Shares issued in reinvestment of distributions                       5,660               681               --                --

Net increase in Fund shares outstanding                        $ 4,005,660           404,941      $ 1,000,000           100,000
---------------------------------------------------------------------------------------------------------------------------------

* From commencement of operations on December 29, 2000.

INTERNATIONAL VALUE FUND

                                                                        CLASS A SHARES                    CLASS B SHARES
                                                               --------------------------------  --------------------------------
                                                                   AMOUNT            SHARES         AMOUNT              SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED APRIL 30, 2002
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $     417,834           52,322    $     222,057           26,177
Shares issued in reinvestment of distributions                            484               58              403               49
Shares redeemed                                                      (273,066)         (32,860)        (181,365)         (21,325)

Net increase (decrease) in Fund shares outstanding              $     145,252           19,520    $      41,095            4,901
---------------------------------------------------------------------------------------------------------------------------------


                                                                                    YEAR ENDED OCTOBER 31, 2001*
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $     113,400           13,795    $      10,000            1,232
Shares issued in connection with Fund reorganization (Note 2)              --               --               --               --
Shares issued in reinvestment of distributions                             --               --               --               --
Shares redeemed                                                      (105,671)         (12,550)              --               --

Net increase (decrease) in Fund shares outstanding              $       7,729            1,245    $      10,000            1,232
---------------------------------------------------------------------------------------------------------------------------------


                                                                     INSTITUTIONAL SHARES                  SELECT SHARES
                                                               --------------------------------  --------------------------------
                                                                   AMOUNT            SHARES         AMOUNT              SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED APRIL 30, 2002
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $ 150,876,794       18,118,226    $  48,583,770        5,829,000
Shares issued in reinvestment of distributions                        987,326          118,669          257,893           30,997
Shares redeemed                                                  (256,558,054)     (30,355,612)     (50,715,621)      (6,019,880)

Net increase (decrease) in Fund shares outstanding              $(104,693,934)     (12,118,717)   $  (1,873,958)        (159,883)
---------------------------------------------------------------------------------------------------------------------------------


                                                                                    YEAR ENDED OCTOBER 31, 2001*
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $ 316,013,796       32,342,192    $  21,215,837        2,596,299
Shares issued in connection with Fund reorganization (Note 2)              --               --       22,787,277        2,660,818
Shares issued in reinvestment of distributions                     24,879,252        2,282,500               --               --
Shares redeemed                                                  (513,446,590)     (52,655,807)     (22,353,974)      (2,685,241)

Net increase (decrease) in Fund shares outstanding              $(172,553,542)     (18,031,115)   $  21,649,140        2,571,876
---------------------------------------------------------------------------------------------------------------------------------

* For Class A Shares and Class B Shares, from commencement of offering on September 28, 2001.

INTERNATIONAL OPPORTUNITIES FUND

                                                                        CLASS A SHARES                    CLASS B SHARES
                                                               --------------------------------  --------------------------------
                                                                   AMOUNT            SHARES         AMOUNT              SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED APRIL 30, 2002
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $  10,462,041        1,180,011    $      83,241            9,180
Shares issued in reinvestment of distributions                        122,502           13,670           13,502            1,481
Shares redeemed                                                   (14,828,012)      (1,651,555)        (772,936)         (85,120)

Net increase (decrease) in Fund shares outstanding              $  (4,243,469)        (457,874)   $    (676,193)         (74,459)
---------------------------------------------------------------------------------------------------------------------------------


                                                                                    YEAR ENDED OCTOBER 31, 2001*
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $   3,231,038          383,365    $      38,698            4,675
Shares issued in connection with Fund reorganization (note 2)      22,734,537        2,477,798        3,366,479          366,803
Shares issued in reinvestment of distributions                             --               --               --               --
Shares redeemed                                                    (3,460,231)        (399,585)        (251,451)         (29,483)

Net increase (decrease) in Fund shares outstanding              $  22,505,344        2,461,578    $   3,153,726          341,995
---------------------------------------------------------------------------------------------------------------------------------


                                                                     INSTITUTIONAL SHARES                  SELECT SHARES
                                                               --------------------------------  --------------------------------
                                                                   AMOUNT            SHARES         AMOUNT              SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED APRIL 30, 2002
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $ 221,114,299       24,481,845    $  81,228,475        9,079,853
Shares issued in reinvestment of distributions                      1,719,932          191,957          257,698           28,761
Shares redeemed                                                  (177,832,747)     (19,682,887)     (82,202,420)      (9,136,758)

Net increase (decrease) in Fund shares outstanding              $  45,001,484        4,990,915    $    (716,247)         (28,144)
---------------------------------------------------------------------------------------------------------------------------------


                                                                                   YEAR ENDED OCTOBER 31, 2001*
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $ 534,074,207       52,535,263    $  35,402,253        4,146,526
Shares issued in connection with Fund reorganization (note 2)              --               --       36,908,385        4,020,485
Shares issued in reinvestment of distributions                      2,297,971          210,774               --               --
Shares redeemed                                                  (682,977,561)     (66,500,130)     (33,286,526)      (3,854,738)

Net increase (decrease) in Fund shares outstanding              $(146,605,383)     (13,754,093)   $  39,024,112        4,312,273
---------------------------------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from November 30 to October 31. For Class A Shares and Class B Shares, from commencement of offering on September 10, 2001.

EMERGING MARKETS EQUITY FUND

                                                                        CLASS A SHARES                    CLASS B SHARES
                                                               --------------------------------  --------------------------------
                                                                   AMOUNT            SHARES         AMOUNT              SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED APRIL 30, 2002
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $     23,905          3,786        $     24,613           3,811
Shares issued in reinvestment of distributions                           116             20                  96              16
Shares redeemed                                                           --             --              (1,864)           (291)

Net increase (decrease) in Fund shares outstanding              $     24,021          3,806        $     22,845           3,536
---------------------------------------------------------------------------------------------------------------------------------


                                                                                    YEAR ENDED OCTOBER 31, 2001*
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $     10,000          2,049        $     10,000           2,049
Shares issued in connection with Fund reorganization (note 2)             --             --                  --              --
Shares issued in reinvestment of distributions                            --             --                  --              --
Shares redeemed                                                           --             --                  --              --

Net increase (decrease) in Fund shares outstanding              $     10,000          2,049        $     10,000           2,049
---------------------------------------------------------------------------------------------------------------------------------


                                                                     INSTITUTIONAL SHARES                  SELECT SHARES
                                                               --------------------------------  --------------------------------
                                                                   AMOUNT            SHARES         AMOUNT              SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED APRIL 30, 2002
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $ 23,490,506       3,758,954     $ 16,795,266          2,829,683
Shares issued in reinvestment of distributions                       687,716         107,676          188,618             32,353
Shares redeemed                                                  (42,575,592)     (6,889,416)     (18,215,164)        (3,047,621)

Net increase (decrease) in Fund shares outstanding              $(18,397,370)     (3,022,786)    $ (1,231,280)          (185,585)
---------------------------------------------------------------------------------------------------------------------------------


                                                                                 YEAR ENDED OCTOBER 31, 2001*
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $ 54,049,243       7,486,602    $  9,365,752       1,887,408
Shares issued in connection with Fund reorganization (note 2)             --              --      26,543,491       4,764,854
Shares issued in reinvestment of distributions                        65,504          10,348              --              --
Shares redeemed                                                  (66,939,375)    (10,986,815)    (11,596,430)     (2,318,979)

Net increase (decrease) in Fund shares outstanding              $(12,824,628)     (3,489,865)   $ 24,312,813       4,333,283
---------------------------------------------------------------------------------------------------------------------------------

* For Select Shares, from commencement of offering on September 10, 2001. For Class A Shares and Class B Shares, from commencement of offering on September 28, 2001.

PACIFIC REGION FUND

                                                                        CLASS A SHARES                    CLASS B SHARES
                                                               --------------------------------  --------------------------------
                                                                   AMOUNT            SHARES         AMOUNT              SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                               SIX MONTHS ENDED APRIL 30, 2002 *
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                      $2,500,000         166,667       $  500,000            33,333

Net increase in Fund shares outstanding                          $2,500,000         166,667       $  500,000            33,333
---------------------------------------------------------------------------------------------------------------------------------

* The Fund commenced its operations on November 1, 2001.

SELECT INTERNATIONAL EQUITY FUND

                                                                        CLASS A SHARES                    CLASS B SHARES
                                                               --------------------------------  --------------------------------
                                                                   AMOUNT            SHARES         AMOUNT              SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                               SIX MONTHS ENDED APRIL 30, 2002*
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $     10,000            459       $     10,000             459
Shares issued in reinvestment of distributions                            --             --                 --              --
Shares redeemed                                                           --             --                 --              --

Net increase (decrease) in Fund shares outstanding              $     10,000            459       $     10,000             459
---------------------------------------------------------------------------------------------------------------------------------


                                                                         SELECT SHARES
                                                               --------------------------------
                                                                   AMOUNT            SHARES
                                                               --------------------------------
                                                               SIX MONTHS ENDED APRIL 30, 2002*
                                                               --------------------------------
Shares sold                                                      $ 19,076,995         841,082
Shares issued in reinvestment of distributions                         17,884             792
Shares redeemed                                                   (25,363,482)     (1,139,373)

Net increase (decrease) in Fund shares outstanding               $ (6,268,603)       (297,499)
                                                               --------------------------------


                                                                  YEAR ENDED OCTOBER 31, 2001
                                                               --------------------------------
Shares sold                                                      $ 51,315,000       2,189,000
Shares issued in reinvestment of distributions                     32,436,000       1,210,000
Shares redeemed                                                   (43,398,000)     (1,919,000)

Net increase in Fund shares outstanding                          $ 40,353,000       1,480,000
                                                               --------------------------------

* For Class A Shares and Class B Shares, from commencement of offering on February 28, 2002.

JPMORGAN FUNDS

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                              EUROPEAN FUND ^^
                                            --------------------------------------------------------------------------------
                                                                                 CLASS A
                                            --------------------------------------------------------------------------------
                                             11/01/01                                  YEAR ENDED
                                             THROUGH      ------------------------------------------------------------------
                                             04/30/02      10/31/01      10/31/00      10/31/99       10/31/98     10/31/97
                                            ----------    ----------    ----------    ----------     ----------   ----------
Per share operating performance:
Net asset value, beginning of period          $12.96        $17.87        $16.52        $14.47         $14.10        $11.99
                                              ------        ------        ------        ------         ------        ------
Income from investment operations:
  Net investment income (loss)                  0.01^         0.02^        (0.12)^       (0.06)^         0.15          0.05
  Net gains or losses in securities
  (both realized and unrealized)                2.23         (3.24)         1.83          2.31           2.16          3.01
                                              ------        ------        ------        ------         ------        ------
    Total from investment operations            2.24         (3.22)         1.71          2.25           2.31          3.06
                                              ------        ------        ------        ------         ------        ------
Less distributions:
  Dividends from net investment income            --            --            --          0.09           0.22          0.10
  Distributions from capital gains                --          1.69          0.36          0.11           1.72          0.85
                                              ------        ------        ------        ------         ------        ------
    Total distributions                           --          1.69          0.36          0.20           1.94          0.95
                                              ------        ------        ------        ------         ------        ------
Net asset value, end of period                $15.20        $12.96        $17.87        $16.52         $14.47        $14.10
                                              ======        ======        ======        ======         ======        ======
Total Return (1)                               17.28%(a)    (19.49%)       10.13%        15.60%         18.71%        28.19%
Ratios/supplemental data:
  Net assets, end of period (000 omitted)    $31,137       $32,317       $75,801       $47,759        $33,743       $12,965
Ratios to average net assets: #
  Net expenses                                  1.71%         1.75%         1.74%         1.74%          1.74%         1.75%
  Net investment income (loss)                  0.07%         0.17%        (0.60%)       (0.40%)        (0.07%)        0.32%
  Expenses without waivers
  and reimbursements                            2.17%         2.07%         1.95%         2.06%          2.38%         2.84%
  Net investment loss without waivers
  and reimbursements                           (0.39%)       (0.15%)       (0.81%)       (0.72%)        (0.71%)       (0.77%)
Portfolio turnover rate                          469%          564%          161%          149%           183%          170%
----------------------------------------------------------------------------------------------------------------------------


                                                                               EUROPEAN FUND ^^
                                            ----------------------------------------------------------------------------------
                                                                                   CLASS B
                                            ----------------------------------------------------------------------------------
                                             11/01/01                                  YEAR ENDED
                                              THROUGH     --------------------------------------------------------------------
                                             04/30/02      10/31/01       10/31/00      10/31/99       10/31/98      10/31/97
                                            ----------    ----------    ----------    ----------     ----------   ----------
Per share operating performance:
Net asset value, beginning of period          $12.48        $17.38         $16.18        $14.24         $13.93        $11.93
                                              ------        ------         ------        ------         ------        ------
Income from investment operations:
  Net investment income (loss)                 (0.04)^       (0.09)^        (0.27)^       (0.18)^         0.08          0.04
  Net gains or losses in securities
  (both realized and unrealized)                2.13         (3.12)          1.83          2.26           2.10          2.89
                                              ------        ------         ------        ------         ------        ------
    Total from investment operations            2.09         (3.21)          1.56          2.08           2.18          2.93
                                              ------        ------         ------        ------         ------        ------
Less distributions:
  Dividends from net investment income            --            --             --          0.03           0.15          0.08
  Distributions from capital gains                --          1.69           0.36          0.11           1.72          0.85
                                              ------        ------         ------        ------         ------        ------
    Total distributions                           --          1.69           0.36          0.14           1.87          0.93
                                              ------        ------         ------        ------         ------        ------
Net asset value, end of period                $14.57        $12.48         $17.38        $16.18         $14.24        $13.93
                                              ======        ======         ======        ======         ======        ======
Total Return (1)                               16.75%(a)    (20.03%)         9.40%        14.66%         17.89%        27.25%
Ratios/supplemental data:
  Net assets, end of period (000 omitted)    $11,819       $10,905        $18,546       $10,038         $9,457        $2,218
Ratios to average net assets: #
  Net expenses                                  2.46%         2.50%          2.49%         2.51%          2.50%         2.51%
  Net investment income (loss)                 (0.60%)       (0.62%)        (1.35%)       (1.12%)        (0.75%)       (0.30%)
  Expenses without waivers
  and reimbursements                            3.13%         2.82%          2.69%         2.83%          2.91%         3.58%
  Net investment loss without waivers
  and reimbursements                           (1.27%)       (0.94%)        (1.55%)       (1.44%)        (1.16%)       (1.37%)
Portfolio turnover rate                          469%          564%           161%          149%           183%          170%
----------------------------------------------------------------------------------------------------------------------------

^^   Formerly Chase Vista European Fund.
^    Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#    Short periods have been annualized.
(a)  Not annualized.

                         SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                           EUROPEAN FUND ^^
                                                                      ----------------------------------------------------------
                                                                                               CLASS C
                                                                      ----------------------------------------------------------
                                                                       11/01/01               YEAR ENDED            11/1/98**
                                                                        THROUGH        ------------------------     THROUGH
                                                                       04/30/02         10/31/01      10/31/00      10/31/99
                                                                      ----------       ----------    ----------    -------------
Per share operating performance:
Net asset value, beginning of period                                    $12.47           $17.37        $16.19        $14.24
                                                                        ------           ------        ------        ------
Income from investment operations:
  Net investment income (loss)                                           (0.04)^          (0.08)^       (0.26)^       (0.08)^
  Net gains or losses in securities (both realized and unrealized)        2.13            (3.13)         1.80          2.17
                                                                        ------           ------        ------        ------
    Total from investment operations                                      2.09            (3.21)         1.54          2.09
                                                                        ------           ------        ------        ------
Less distributions:
  Dividends from net investment income                                      --               --            --          0.03
  Distributions from capital gains                                          --             1.69          0.36          0.11
                                                                        ------           ------        ------        ------
    Total distributions                                                     --             1.69          0.36          0.14
                                                                        ------           ------        ------        ------
Net asset value, end of period                                          $14.56           $12.47        $17.37        $16.19
                                                                        ======           ======        ======        ======
Total Return (1)                                                         16.76%(a)       (20.04%)        9.27%        14.73%(a)
Ratios/supplemental data:
  Net assets, end of period (000 omitted)                               $3,177           $2,922        $4,229        $1,460
Ratios to average net assets: #
  Net expenses                                                            2.46%            2.50%         2.49%         2.51%
  Net investment income (loss)                                           (0.60%)          (0.55%)       (1.33%)       (0.61%)
  Expenses without waivers and reimbursements                             3.13%            2.82%         2.67%         2.83%
  Net investment loss without waivers and reimbursements                 (1.27%)          (0.87%)       (1.51%)       (0.93%)
Portfolio turnover rate                                                    469%             564%          161%          149%
--------------------------------------------------------------------------------------------------------------------------------


                                                                           INSTITUTIONAL CLASS                  SELECT CLASS
                                                                     -----------------------------    -----------------------------
                                                                       11/01/01        9/10/01**        11/01/01        9/10/01**
                                                                       THROUGH         THROUGH          THROUGH         THROUGH
                                                                       04/30/02        10/31/01         04/30/02        10/31/01
                                                                     -----------      ------------    -----------      ------------
Per share operating performance:
Net asset value, beginning of period                                    $12.99          $13.14           $12.97          $13.14
                                                                        ------          ------           ------          ------
Income from investment operations:
  Net investment income (loss)                                            0.08^          (0.05)^           0.02^             --^
  Net gains or losses in securities (both realized and unrealized)        2.20           (0.10)            2.23           (0.17)
                                                                        ------          ------           ------          ------
    Total from investment operations                                      2.28           (0.15)            2.25           (0.17)
                                                                        ------          ------           ------          ------
Less distributions:
  Dividends from net investment income                                      --              --               --              --
  Distributions from capital gains                                          --              --               --              --
                                                                        ------          ------           ------          ------
    Total distributions                                                     --              --               --              --
                                                                        ------          ------           ------          ------
Net asset value, end of period                                          $15.27          $12.99           $15.22          $12.97
                                                                        ======          ======           ======          ======
Total Return (1)                                                         17.55%(a)       (1.14%)(a)       17.35%(a)       (1.29%)(a)
Ratios/supplemental data:
  Net assets, end of period (000 omitted)                               $6,464          $4,740           $7,260          $6,063
Ratios to average net assets: #
  Net expenses                                                            1.00%           1.00%            1.50%           1.50%
  Net investment income (loss)                                            1.06%          (2.60%)           0.24%          (0.06%)
  Expenses without waivers and reimbursements                             1.83%           3.34%!           2.14%           3.74%!
  Net investment loss without waivers and reimbursements                  0.23%          (4.94%)!         (0.40%)         (2.30%)!
Portfolio turnover rate                                                    469%            564%             469%            564%
------------------------------------------------------------------------------------------------------------------------------------

^^   Formerly Chase Vista European Fund.
**   Commencement of offering of class of shares.
^    Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.
#    Short periods have been annualized.
! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(a)  Not annualized


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                JAPAN FUND ^^
                                              -----------------------------------------------------------------------------------
                                                                                   CLASS A
                                              -----------------------------------------------------------------------------------
                                               11/01/01                                   YEAR ENDED
                                               THROUGH        -------------------------------------------------------------------
                                               04/30/02        10/31/01      10/31/00      10/31/99      10/31/98       10/31/97
                                              ----------      ----------    ----------    ----------    ----------     ----------
Per share operating performance:
Net asset value, beginning of period            $5.29            $8.12         $9.84         $6.41         $9.52         $9.42
                                                -----            -----         -----         -----         -----         -----
Income from investment operations:
  Net investment income (loss)                  (0.03)^          (0.08)^       (0.15)^       (0.07)^        0.27          0.08
  Net gains or losses in securities
  (both realized and unrealized)                 0.39            (2.75)        (1.57)         3.50         (2.91)         0.24
                                                -----            -----         -----         -----         -----         -----
    Total from investment operations             0.36            (2.83)        (1.72)         3.43         (2.64)         0.32
                                                -----            -----         -----         -----         -----         -----
Less distributions:
  Dividends from net investment income             --               --            --            --          0.26          0.22
  Tax return of capital                            --               --            --            --          0.21            --
                                                -----            -----         -----         -----         -----         -----
    Total distributions                            --               --            --            --          0.47          0.22
                                                -----            -----         -----         -----         -----         -----
  Net asset value, end of period                $5.65            $5.29         $8.12         $9.84         $6.41         $9.52
                                                =====            =====         =====         =====         =====         =====
Total Return (1)                                 6.81%(a)       (34.85%)      (17.48%)       53.51%       (28.98%)        3.49%
Ratios/supplemental data:
  Net assets, end of period (000 omitted)        $845             $751        $2,448        $4,260        $1,770        $5,008
Ratios to average net assets: #
  Net expenses                                   1.75%            1.75%         1.77%         1.74%         1.76%         1.75%
  Net investment loss                           (1.28%)          (1.22%)       (1.54%)       (0.88%)       (0.56%)       (0.30%)
  Expenses without waivers
  and reimbursements                            13.00%            9.28%         5.49%         5.44%         3.79%         2.89%
  Net investment loss without waivers
  and reimbursements                           (12.53%)          (8.75%)       (5.26%)       (4.58%)       (2.59%)       (1.44%)
Portfolio turnover rate                           147%             196%          123%          133%          212%          217%
---------------------------------------------------------------------------------------------------------------------------------


                                                                                 JAPAN FUND ^^
                                              -----------------------------------------------------------------------------------
                                                                                    CLASS B
                                              -----------------------------------------------------------------------------------
                                               11/01/01                                  YEAR ENDED
                                               THROUGH        -------------------------------------------------------------------
                                               04/30/02        10/31/01      10/31/00      10/31/99      10/31/98      10/31/97
                                              ----------      ----------    ----------    ----------    ----------    ----------
Per share operating performance:
Net asset value, beginning of period            $5.13            $7.93         $9.65         $6.32         $9.42         $9.35
                                                -----            -----         -----         -----         -----         -----
Income from investment operations:
  Net investment income (loss)                  (0.05)^          (0.13)^       (0.22)^       (0.13)^        0.23         (0.05)
  Net gains or losses in securities
  (both realized and unrealized)                 0.38            (2.67)        (1.50)         3.46         (2.90)         0.30
                                                -----            -----         -----         -----         -----         -----
    Total from investment operations             0.33            (2.80)        (1.72)         3.33         (2.67)         0.25
                                                -----            -----         -----         -----         -----         -----
Less distributions:
  Dividends from net investment income             --               --            --            --          0.22          0.18
  Tax return of capital                            --               --            --            --          0.21            --
                                                -----            -----         -----         -----         -----         -----
    Total distributions                            --               --            --            --          0.43          0.18
                                                -----            -----         -----         -----         -----         -----
  Net asset value, end of period                $5.46            $5.13         $7.93         $9.65         $6.32         $9.42
                                                =====            =====         =====         =====         =====         =====
Total Return (1)                                 6.43%(a)       (35.31%)      (17.82%)       52.69%       (29.53%)        2.72%
Ratios/supplemental data:
  Net assets, end of period (000 omitted)        $138             $135          $322        $1,089          $391        $1,893
Ratios to average net assets: #
  Net expenses                                   2.50%            2.47%         2.52%         2.49%         2.51%         2.51%
  Net investment loss                           (2.03%)          (1.92%)       (2.29%)       (1.67%)       (0.97%)       (5.73%)
  Expenses without waivers
  and reimbursements                            13.76%           11.24%         6.14%         6.19%         4.52%         3.66%
  Net investment loss without waivers
  and reimbursements                           (13.29%)         (10.69%)       (5.91%)       (5.37%)       (2.98%)       (6.88%)
Portfolio turnover rate                           147%             196%          123%          133%          212%          217%
---------------------------------------------------------------------------------------------------------------------------------

^^   Formerly Chase Vista Japan Fund.
^    Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#    Short periods have been annualized.
(a)  Not annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                       INTERNATIONAL GROWTH FUND ^^
                                                                      ------------------------------------------------------------
                                                                                 CLASS A                         CLASS B
                                                                      ---------------------------     ----------------------------
                                                                       11/01/01        12/29/00*       11/01/01         12/29/00*
                                                                       THROUGH         THROUGH         THROUGH          THROUGH
                                                                       04/30/02        10/31/01        04/30/02         10/31/01
                                                                      ----------      -----------     ----------       -----------
Per share operating performance:
Net asset value, beginning of period                                   $ 7.22           $10.00          $ 7.19           $10.00
                                                                       ------           ------          ------           ------
Income from investment operations:
  Net investment loss                                                   (0.01)           (0.01)          (0.02)           (0.04)
  Net gains or losses in securities (both realized and unrealized)       0.76            (2.76)           0.76            (2.77)
                                                                       ------           ------          ------           ------
    Total from investment operations                                     0.75            (2.77)           0.74            (2.81)
                                                                       ------           ------          ------           ------
Less distributions:
  Dividends from net investment income                                     --             0.01              --               --
  Net asset value, end of period                                       $ 7.97           $ 7.22          $ 7.93           $ 7.19
                                                                       ======           ======          ======           ======
Total Return (1)                                                        10.39%(a)       (27.68%)(a)      10.29%(a)       (28.10%)(a)
Ratios/supplemental data:
  Net assets, end of period (000 omitted)                              $3,244           $2,922            $811             $719
Ratios to average net assets: #
  Net expenses                                                           2.00%            2.00%           2.50%            2.50%
  Net investment loss                                                   (0.32%)          (0.11%)         (0.82%)          (0.51%)
  Expenses without waivers and reimbursements                            7.52%            5.19%           8.03%            5.66%
  Net investment loss without waivers and reimbursements                (5.84%)          (3.30%)         (6.35%)          (3.67%)
Portfolio turnover rate                                                    56%              35%             56%              35%
------------------------------------------------------------------------------------------------------------------------------------

^^   Formerly Chase Vista International Growth Fund.
*    Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#    Short periods have been annualized.
(a)  Not annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                      INTERNATIONAL VALUE FUND^^
                                                                    ---------------------------------------------------------------
                                                                              CLASS A                            CLASS B
                                                                    ----------------------------       ----------------------------
                                                                     11/01/01         9/28/01**         11/01/01         9/28/01**
                                                                     THROUGH          THROUGH           THROUGH          THROUGH
                                                                     04/30/02         10/31/01          04/30/02         10/31/01
                                                                    ----------       -----------       ----------       -----------
Per share operating performance:
Net asset value, beginning of period                                  $ 8.27           $ 8.12            $ 8.28           $ 8.12
                                                                      ------           ------            ------           ------
Income from investment operations:
  Net investment income (loss)                                          0.10^           (0.01)^            0.02^           (0.01)^
  Net gains or loss in securities (both realized and unrealized)        0.41             0.16              0.47             0.17
                                                                      ------           ------            ------           ------
    Total from investment operations                                    0.51             0.15              0.49             0.16
                                                                      ------           ------            ------           ------
Less distributions:
  Dividends from net investment income                                  0.12               --              0.12               --
  Distributions from capital gains                                        --               --                --               --
                                                                      ------           ------            ------           ------
    Total distributions                                                 0.12               --              0.12               --
                                                                      ------           ------            ------           ------
Net asset value, end of period                                        $ 8.66           $ 8.27            $ 8.65           $ 8.28
                                                                      ======           ======            ======           ======
Total Return (1)                                                        6.28%(a)         1.85%(a)          5.99%(a)         1.97%(a)
Ratios/supplemental data:
  Net assets, end of period (000 omitted)                               $171              $10               $53              $10
Ratios to average net assets: #
  Net expenses                                                          1.45%            1.45%             1.95%            1.95%
  Net investment income (loss)                                          2.30%           (0.89%)            0.57%           (1.15%)
  Expenses without waivers and reimbursements                          11.75%!          11.06%!           12.24%!          11.58%!
  Net investment income (loss) without waivers
  and reimbursements                                                   (8.00%)!        (10.50%)!          (9.72%)!        (10.78%)!
Portfolio turnover rate ~                                                 62%              85%               62%              85%
------------------------------------------------------------------------------------------------------------------------------------


                                                                                INTERNATIONAL VALUE FUND^^
                                                     -----------------------------------------------------------------------------
                                                                                   INSTITUTIONAL CLASS
                                                     -----------------------------------------------------------------------------
                                                      11/01/01                                YEAR ENDED
                                                      THROUGH       --------------------------------------------------------------
                                                      04/30/02       10/31/01     10/31/00     10/31/99     10/31/98     10/31/97
                                                     ----------     ----------   ----------   ----------   ----------   ----------
Per share operating performance:
Net asset value, beginning of period                   $ 8.28         $12.28       $13.56       $11.21       $11.39       $11.43
                                                       ------         ------       ------       ------       ------       ------
Income from investment operations:
  Net investment income (loss)                           0.03^          0.07^        0.05         0.19         0.32         0.17
  Net gains or loss in securities (both realized\
    and unrealized)                                      0.51          (3.02)       (0.66)        2.51         0.20         0.24
                                                       ------         ------       ------       ------       ------       ------
    Total from investment operations                     0.54          (2.95)       (0.61)        2.70         0.52         0.41
                                                       ------         ------       ------       ------       ------       ------
Less distributions:
  Dividends from net investment income                   0.13             --         0.16         0.35         0.35         0.25
  Distributions from capital gains                         --           1.05         0.51           --         0.35         0.20
                                                       ------         ------       ------       ------       ------       ------
    Total distributions                                  0.13           1.05         0.67         0.35         0.70         0.45
                                                       ------         ------       ------       ------       ------       ------
Net asset value, end of period                         $ 8.69         $ 8.28       $12.28       $13.56       $11.21       $11.39
                                                       ======         ======       ======       ======       ======       ======
Total Return (1)                                         6.59%(a)     (26.06%)      (5.16%)      24.70%        4.95%        3.71%
Ratios/supplemental data:
  Net assets, end of period (000 omitted)             $44,254       $142,590     $432,785     $471,195     $366,991     $614,659
Ratios to average net assets: #
  Net expenses                                           0.95%          0.92%        0.95%        0.95%        0.97%        0.93%
  Net investment income (loss)                           0.82%          0.70%        0.50%        0.81%        0.92%        1.32%
  Expenses without waivers and reimbursements            1.16%          0.93%        0.95%        0.95%        0.97%        0.93%
  Net investment income (loss) without waivers
  and reimbursements                                     0.61%          0.69%        0.50%        0.81%        0.92%        1.32%
Portfolio turnover rate ~                                  62%            85%          80%          70%          74%          67%
-----------------------------------------------------------------------------------------------------------------------------------

^^   Formerly JPMorgan International Equity Fund.
**   Commencement of offering of class of shares.
^    Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#    Short periods have been annualized.
! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
~ Prior to September 10, 2001, IVF invested all of its investable assets in The International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.
(a)  Not annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                INTERNATIONAL VALUE FUND^^ @
                                                     -----------------------------------------------------------------------------
                                                                                       SELECT CLASS
                                                     -----------------------------------------------------------------------------
                                                      11/01/01                                YEAR ENDED
                                                      THROUGH       --------------------------------------------------------------
                                                      04/30/02       10/31/01     10/31/00     10/31/99     10/31/98     10/31/97
                                                     ----------     ----------   ----------   ----------   ----------   ----------
Per share operating performance:
Net asset value, beginning of period                  $ 8.28          $16.08       $18.70        $15.91       $16.53      $17.15
                                                      ------          ------       ------        ------       ------      ------
Income from investment operations:
  Net investment income                                 0.05^           0.02^        0.27          0.24         0.51        0.23
  Net gains or losses in securities (both
    realized and unrealized)                            0.48           (3.39)       (1.07)         3.47         0.21        0.34
                                                      ------          ------       ------        ------       ------      ------
    Total from investment operations                    0.53           (3.37)       (0.80)         3.71         0.72        0.57
                                                      ------          ------       ------        ------       ------      ------
Less distributions:
  Dividends from net investment income                  0.12            1.14         0.24          0.47         0.63        0.38
  Distributions from capital gains                        --            3.29         1.58          0.45         0.71        0.81
                                                      ------          ------       ------        ------       ------      ------
    Total distributions                                 0.12            4.43         1.82          0.92         1.34        1.19
                                                      ------          ------       ------        ------       ------      ------
Net asset value, end of period                        $ 8.69          $ 8.28       $16.08        $18.70       $15.91      $16.53
                                                      ======          ======       ======        ======       ======      ======
Total Return                                            6.49%(a)      (26.66%)      (5.49%)       24.41%        4.87%       3.46%
Ratios/supplemental data:
  Net assets, end of period (000 omitted)            $20,956         $21,307      $55,445       $64,860      $76,472    $146,659
Ratios to average net assets: #
  Net expenses                                          1.25%           1.40%        1.30%         1.21%        1.17%       1.12%
  Net investment income                                 1.13%           0.20%        0.15%         0.55%        0.73%       1.11%
  Expenses without waivers and reimbursements           1.51%           1.40%        1.30%         1.21%        1.17%       1.12%
  Net investment income without waivers and
    reimbursements                                      0.87%           0.20%        0.15%         0.55%        0.73%       1.11%
  Portfolio turnover rate ~                               62%             85%          80%           70%          74%         67%

^^   Formerly JPMorgan International Equity Fund.
@ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.
^    Calculated based upon average shares outstanding.
#    Short periods have been annualized.
~ Prior to September 10, 2001, IVF invested all of its investable assets in The International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.
(a)  Not annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                  INTERNATIONAL OPPORTUNITIES FUND ^^
                                                                    ---------------------------------------------------------------
                                                                              CLASS A                            CLASS B
                                                                    ----------------------------       ----------------------------
                                                                     11/01/01         9/10/01*          11/01/01         9/10/01*
                                                                     THROUGH          THROUGH           THROUGH          THROUGH
                                                                     04/30/02         10/31/01          04/30/02         10/31/01
                                                                    ----------       -----------       ----------       -----------
Per share operating performance:
Net asset value, beginning of period                                   $ 8.63          $ 9.18           $ 8.63           $ 9.18
                                                                       ------          ------           ------           ------
Income from investment operations:
  Net investment income (loss)                                             --^+         (0.01)^          (0.02)^          (0.01)^
  Net gains or losses in securities (both realized and unrealized)       0.67           (0.54)            0.67            (0.54)

    Total from investment operations                                     0.67           (0.55)            0.65            (0.55)
                                                                       ------          ------           ------           ------
Less distributions:
  Dividends from net investment income                                   0.07              --             0.05               --
  Distributions from capital gains                                         --              --               --               --
                                                                       ------          ------           ------           ------
    Total distributions                                                  0.07              --             0.05               --
                                                                       ------          ------           ------           ------
Net asset value, end of period                                         $ 9.23          $ 8.63           $ 9.23           $ 8.63
                                                                       ======          ======           ======           ======
Total Return (1)                                                         7.77%(a)       (5.99%)(a)        7.58%(a)        (5.99%)(a)
Ratios/supplemental data:
  Net assets, end of period (000 omitted)                             $18,503         $21,237           $2,468           $2,950
Ratios to average net assets: #
  Net expenses                                                           1.90%           1.90%            2.40%            2.40%
  Net investment income (loss)                                           0.10%          (0.48%)          (0.41%)          (0.95%)
  Expenses without waivers and reimbursements                            1.90%           1.90%            2.40%            2.40%
  Net investment income (loss) without waivers
  and reimbursements                                                     0.10%          (0.48%)          (0.41%)          (0.95%)
Portfolio turnover rate ~                                               61%            110%              61%             110%


                                                                         INTERNATIONAL OPPORTUNITIES FUND ^^
                                                    ----------------------------------------------------------------------------
                                                                                 INSTITUTIONAL CLASS
                                                    ----------------------------------------------------------------------------
                                                     11/01/01        12/01/00                 YEAR ENDED               2/26/97*
                                                     THROUGH         THROUGH      ----------------------------------   THROUGH
                                                     04/30/02       10/31/01**     11/30/00    11/30/99    11/30/98    11/30/97
                                                    ----------     ------------   ----------  ----------  ----------  ----------
Per share operating performance:
Net asset value, beginning of period                  $ 8.64         $11.39         $12.92      $10.11      $ 9.94      $10.00
                                                      ------         ------         ------      ------      ------      ------
Income from investment operations:
  Net investment income (loss)                          0.05^          0.12^          0.08        0.25        0.22        0.07
  Net gains or losses in securities (both
    realized and unrealized)                            0.68          (2.60)         (1.42)       2.88        0.05       (0.13)
                                                      ------         ------         ------      ------      ------      ------
    Total from investment operations                    0.73          (2.48)         (1.34)       3.13        0.27       (0.06)
                                                      ------         ------         ------      ------      ------      ------
Less distributions:
  Dividends from net investment income                  0.10           0.11           0.19        0.32        0.10          --
  Distributions from capital gains                        --           0.16             --          --          --          --
                                                      ------         ------         ------      ------      ------      ------
    Total distributions                                 0.10           0.27           0.19        0.32        0.10          --
                                                      ------         ------         ------      ------      ------      ------
Net asset value, end of period                        $ 9.27         $ 8.64         $11.39      $12.92      $10.11      $ 9.94
                                                      ======         ======         ======      ======      ======      ======
Total Return (1)                                        8.45%(a)     (22.24%)(a)    (10.55%)     31.87%       2.69%      (0.60%)(a)
Ratios/supplemental data:
  Net assets, end of period (000 omitted)           $294,075       $231,048       $461,016    $370,268    $323,918    $211,229
Ratios to average net assets: #
  Net expenses                                          0.92%          0.94%          0.91%       0.94%       0.99%       0.99%
  Net investment income (loss)                          1.14%          1.25%          0.84%       0.76%       1.13%       1.35%
  Expenses without waivers and reimbursements           0.98%          0.95%          0.91%       0.95%       1.02%       1.17%
  Net investment income (loss) without waivers
  and reimbursements                                    1.08%          1.24%          0.84%       0.75%       1.10%       1.17%
Portfolio turnover rate ~                                 61%           110%            86%         80%        143%         72%

^^   Formerly J.P.Morgan Institutional International Opportunities Fund.
*    Commencement of offering of class of shares.
**   The Fund changed its fiscal year end from November 30 to October 31.
^    Calculated based upon average shares outstanding.
+    Amount rounds to less than $0.005.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)  Not annualized.
#    Short periods have been annualized.
~ Prior to September 10, 2001, IOF invested all of its investable assets in the International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                            INTERNATIONAL OPPORTUNITIES FUND^^
                                                    ----------------------------------------------------------------------------
                                                                                      SELECT CLASS @
                                                    ----------------------------------------------------------------------------
                                                     11/01/01        12/01/00                 YEAR ENDED               2/26/97*
                                                     THROUGH         THROUGH      ----------------------------------   THROUGH
                                                     04/30/02       10/31/01**     11/30/00    11/30/99    11/30/98    11/30/97
                                                    ----------     ------------   ----------  ----------  ----------  ----------
Per share operating performance:
Net asset value, beginning of period                  $ 8.64         $11.81          $13.41     $10.45      $10.32       $10.41

Income from investment operations:
  Net investment income                                 0.04^          0.08^           0.14       0.22        0.24         0.06
  Net gains or losses in securities (both
    realized and unrealized)                            0.67          (2.65)          (1.58)      3.05       (0.01)       (0.15)
                                                      ------         ------          ------     ------      ------       ------
    Total from investment operations                    0.71          (2.57)          (1.44)      3.27        0.23        (0.09)
                                                      ------         ------          ------     ------      ------       ------
Less distributions:
  Dividends from net investment income                  0.09           0.32            0.16       0.31        0.10           --
  Distributions from capital gains                        --           0.28              --         --          --           --
                                                      ------         ------          ------     ------      ------       ------
    Total distributions                                 0.09           0.60            0.16       0.31        0.10           --
                                                      ------         ------          ------     ------      ------       ------
Net asset value, end of period                        $ 9.26         $ 8.64          $11.81     $13.41      $10.45       $10.32
                                                      ======         ======          ======     ======      ======       ======
Total Return                                            8.24%(a)     (22.66%)(a)     (10.87%)    32.13%       2.30%       (0.80%)(a)
Ratios/supplemental data:
  Net assets, end of period (000 omitted)            $39,682        $37,271         $79,408    $67,543     $55,050      $62,939
Ratios to average net assets: #
  Net expenses                                          1.20%          1.27%           1.21%      1.18%       1.20%        1.20%
  Net investment income                                 0.83%          0.85%           0.55%      0.47%       0.96%        1.08%
  Expenses without waivers and reimbursements           1.21%          1.27%           1.21%      1.24%       1.24%        1.51%
  Net investment income without waivers and
    reimbursements                                      0.82%          0.85%           0.55%      0.41%       0.92%        0.77%
Portfolio turnover rate ~                                 61%           110%             86%        80%        143%          72%

^^   Formerly J.P. Morgan International Opportunities Fund.
@ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.
*    Commencement of operations.
**   The Fund changed its fiscal year end from November 30 to October 31.
^    Calculated based upon average shares outstanding.
(a)  Not annualized.
#    Short periods have been annualized.
~ Prior to September 10, 2001, IOF invested all of its investable assets in the International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                    EMERGING MARKETS EQUITY FUND ^^
                                                                      ------------------------------------------------------------
                                                                               CLASS A                           CLASS B
                                                                      --------------------------        --------------------------
                                                                       11/01/01        9/28/01*          11/01/01        9/28/01*
                                                                       THROUGH         THROUGH           THROUGH         THROUGH
                                                                       04/30/02        10/31/01          04/30/02        10/31/01
                                                                      ----------      ----------        ----------      ----------
Per share operating performance:
Net asset value, beginning of period                                    $ 5.14          $ 4.88            $ 5.13          $ 4.88
                                                                        ------          ------            ------          ------
Income from investment operations:
  Net investment income (loss)                                            0.03^          (0.01)^            0.01^          (0.01)^
  Net gains or losses in securities (both realized and unrealized)        1.53            0.27              1.54            0.26
                                                                        ------          ------            ------          ------
    Total from investment operations                                      1.56            0.26              1.55            0.25
                                                                        ------          ------            ------          ------
Less: Distributions
  Dividends from net investment income                                    0.04              --              0.04              --
  Distributions from capital gains                                          --              --                --              --
                                                                        ------          ------            ------          ------
    Total distributions                                                   0.04              --              0.04              --
                                                                        ------          ------            ------          ------
Net asset value, end of period                                          $ 6.66          $ 5.14            $ 6.64          $ 5.13
                                                                        ======          ======            ======          ======
Total Return (1)                                                         30.57%(a)        5.33%(a)         30.30%(a)        5.12%(a)
Ratios/supplemental data:
  Net assets, end of period (000 omitted)                                  $39             $11               $37             $11
Ratios to average net assets: #
  Net expenses                                                            2.00%           2.00%             2.50%           2.50%
  Net investment income (loss)                                            0.88%          (1.53%)            0.32%          (2.00%)
  Expenses without waivers and reimbursements                            12.31%!         12.12%!           12.82%!         12.62%!
  Net investment income (loss) without waivers
  and reimbursements                                                     (9.43%)!       (11.65%)!         (10.00%)!       (12.12%)!
Portfolio turnover rate ~                                                   31%             76%               31%             76%


                                                                             EMERGING MARKETS EQUITY FUND ^^
                                                  --------------------------------------------------------------------------------
                                                                                  INSTITUTIONAL CLASS
                                                  --------------------------------------------------------------------------------
                                                   11/01/01                                   YEAR ENDED
                                                   THROUGH        ----------------------------------------------------------------
                                                   04/30/02        10/31/01       10/31/00     10/31/99     10/31/98    10/31/97
                                                  ----------      ----------     ----------   ----------   ----------  -----------
Per share operating performance:
Net asset value, beginning of period                $ 5.14          $ 6.68          $ 7.22       $ 5.91      $ 9.86       $10.27
                                                    ------          ------          ------       ------      ------       ------
Income from investment operations:
  Net investment income (loss)                        0.03^           0.07^           0.02         0.14        0.14!!       0.11
  Net gains or losses in securities
    (both realized and unrealized)                    1.56           (1.60)          (0.50)        1.68       (3.44)!!     (0.43)
                                                    ------          ------          ------       ------      ------       ------
    Total from investment operations                  1.59           (1.53)          (0.48)        1.82       (3.30)       (0.32)
                                                    ------          ------          ------       ------      ------       ------
Less: Distributions
  Dividends from net investment income                0.05            0.01            0.06         0.51        0.13         0.09
  Distributions from capital gains                      --              --              --           --        0.52           --
                                                    ------          ------          ------       ------      ------       ------
    Total distributions                               0.05            0.01            0.06         0.51        0.65         0.09
                                                    ------          ------          ------       ------      ------       ------
Net asset value, end of period                      $ 6.68          $ 5.14          $ 6.68       $ 7.22      $ 5.91       $ 9.86
                                                    ======          ======          ======       ======      ======       ======
Total Return (1)                                     31.10%(a)      (22.98%)         (6.88%)      33.76%     (35.50%)      (3.15%)
Ratios/supplemental data:
  Net assets, end of period (000 omitted)          $67,227         $67,335        $110,711     $131,046    $120,402     $306,381
Ratios to average net assets: #
  Net expenses                                        1.45%           1.45%           1.45%        1.42%       1.46%        1.37%
  Net investment income (loss)                        1.04%           1.07%           0.46%        0.99%       1.43%        0.95%
  Expenses without waivers and reimbursements         1.74%           1.64%           1.55%        1.52%       1.54%        1.37%
  Net investment income (loss) without waivers
  and reimbursements                                  0.75%           0.88%           0.36%        0.89%       1.35%        0.95%
Portfolio turnover rate ~                               31%             76%             65%          87%         44%          55%

^^  Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
*   Commencement of offering of class of shares.
^   Calculated based upon average shares outstanding.
!!  Based on amounts prior to Statement of Position 93-2 adjustments.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#   Short periods have been annualized.
! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
~ Prior to September 10, 2001, EMF invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.
(a) Not annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                             EMERGING MARKETS EQUITY FUND^^
                                                  -------------------------------------------------------------------------------
                                                                                    SELECT CLASS @
                                                  -------------------------------------------------------------------------------
                                                  11/01/01                                    YEAR ENDED
                                                   THROUGH        ----------------------------------------------------------------
                                                   04/30/02        10/31/01       10/31/00     10/31/99     10/31/98    10/31/97
                                                  ----------      ----------     ----------   ----------   ----------  ----------
Per share operating performance:
Net asset value, beginning of period               $ 5.13           $ 6.73         $ 7.28        $ 5.88      $ 9.20      $ 9.58
                                                   ------           ------         ------        ------      ------      ------
Income from investment operations:
  Net investment income                              0.03^            0.05^          0.02          0.08        0.11!!      0.08
  Net gains or losses in securities (both
    realized and unrealized)                         1.55            (1.61)         (0.53)         1.72       (3.35)!!    (0.40)
                                                   ------           ------         ------        ------      ------      ------
    Total from investment operations                 1.58            (1.56)         (0.51)         1.80       (3.24)      (0.32)
                                                   ------           ------         ------        ------      ------      ------
Less: Distributions
  Dividends from net investment income               0.05             0.04           0.04          0.40        0.08        0.06
                                                   ------           ------         ------        ------      ------      ------
Net asset value, end of period                     $ 6.66           $ 5.13         $ 6.73        $ 7.28      $ 5.88      $ 9.20
                                                   ======           ======         ======        ======      ======      ======
Total Return                                        30.85%(a)       (23.23%)        (7.12%)       33.00%     (35.54%)     (3.34%)
Ratios/supplemental data:
  Net assets, end of period (000 omitted)         $27,603          $22,253        $34,204       $35,786     $23,387     $45,444
Ratios to average net assets: #
  Net expenses                                       1.75%            1.75%          1.75%         1.75%       1.76%       1.65%
  Net investment income                              0.85%            0.78%          0.15%         0.73%       1.24%       0.62%
  Expenses without waivers and reimbursements        2.00%            2.11%          1.96%         1.87%       1.82%       1.65%
  Net investment income (loss) without waivers
    and reimbursements                               0.60%            0.42%         (0.06%)        0.61%       1.18%       0.62%
Portfolio turnover rate ~                              31%              76%            65%           87%         44%         55%

^^   Formerly J.P. Morgan Emerging Markets Equity Fund.
@ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization described in
     Note 2. Prior periods have been restated to reflect the split.
^    Calculated based upon average shares outstanding.
!!   Based on amounts prior to Statement of Position 93-2 adjustments.
#    Short periods have been annualized.
~ Prior to September 10, 2001, EMF invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.
(a)  Not annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                   PACIFIC REGION FUND
                                                                               ---------------------------

                                                                                CLASS A          CLASS B
                                                                               ----------       ----------
                                                                                11/1/01*         11/1/01*
                                                                                THROUGH          THROUGH
                                                                                04/30/02         04/30/02
                                                                               ----------       ----------
Per share operating performance:
Net asset value, beginning of period                                             $15.00           $15.00
                                                                                 ------           ------
Income from investment operations:
  Net investment loss                                                             (0.02)           (0.06)
  Net gains in securities (both realized and unrealized)                           1.57             1.57
                                                                                 ------           ------
    Total from investment operations                                               1.55             1.51
                                                                                 ------           ------
Less: Distributions
  Dividends from net investment income                                               --               --
                                                                                 ------           ------
Net asset value, end of period                                                   $16.55           $16.51
                                                                                 ======           ======
Total Return (1)                                                                  10.33%(a)        10.07%(a)
Ratios/supplemental data:
  Net assets, end of period (000 omitted)                                        $2,759             $550
Ratios to average net assets: #
  Net expenses                                                                     1.75%            2.25%
  Net investment loss                                                             (0.22%)          (0.72%)
  Expenses without waivers and reimbursements                                      6.90%            7.65%
  Net investment loss without waivers and reimbursements                          (5.37%)          (6.12%)
Portfolio turnover rate                                                              74%              74%

*    Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#    Short periods have been annualized.
(a)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                  SELECT INTERNATIONAL EQUITY FUND^^ &
                                                                                  ------------------------------------
                                                                                     CLASS A               CLASS B
                                                                                  --------------        --------------
                                                                                     2/28/02**             2/28/02**
                                                                                     THROUGH               THROUGH
                                                                                     04/30/02              04/30/02
                                                                                  --------------        --------------
Per share operating performance:
Net asset value, beginning of period                                                  $21.81               $21.81
                                                                                      ------               ------
Income from investment operations:
  Net investment income                                                                 0.07^                0.05^
  Net gains or losses in securities (both realized and unrealized)                      1.57                 1.57
                                                                                      ------               ------
    Total from investment operations                                                    1.64                 1.62
                                                                                      ------               ------
Less Distributions:
  Dividends from net investment income                                                  0.02                 0.02
  Distributions from capital gains                                                        --                   --
                                                                                      ------               ------
    Total distributions                                                                 0.02                 0.02
                                                                                      ------               ------
Net asset value, end of period                                                        $23.43               $23.41
                                                                                      ======               ======
Total Return (1)                                                                        7.52%                7.43%
Ratios/supplemental data:
  Net assets, end of period (000 omitted)                                                $11                  $11
Ratios to average net assets: #
  Net expenses                                                                          1.50%                2.00%
  Net investment income                                                                 1.89%                1.39%
  Expenses without waivers and reimbursements                                           2.22%                2.70%
  Net investment income (loss) without waivers and reimbursements                       1.13%                0.62%
Portfolio turnover rate                                                                    5%                   5%


                                                                          SELECT INTERNATIONAL EQUITY FUND^^ &
                                                      ------------------------------------------------------------------------
                                                                                       SELECT CLASS
                                                      ------------------------------------------------------------------------
                                                       11/01/01                     YEAR ENDED                       1/1/97*
                                                       THROUGH   -----------------------------------------------     THROUGH
                                                       04/30/02   10/31/01    10/31/00     10/31/99    10/31/98      10/31/97
                                                      ---------- ----------  ----------   ----------  ----------    ----------
Per share operating performance:
Net asset value, beginning of period                    $21.20     $32.00      $33.33       $27.79        $29.45       $28.64
                                                        ------     ------      ------       ------        ------       ------
Income from investment operations:
  Net investment income                                   0.08^      0.39        0.15         0.33          0.41         0.44
  Net gains or losses in securities (both
    realized and unrealized)                              2.21      (6.35)       1.05         5.94          0.90         0.77
                                                        ------     ------      ------       ------        ------       ------
    Total from investment operations                      2.29      (5.96)       1.20         6.27          1.31         1.21
                                                        ------     ------      ------       ------        ------       ------
Less Distributions:
  Dividends from net investment income                    0.05       0.18        0.13         0.73          1.24         0.40
  Distributions from capital gains                          --       4.66        2.40           --          1.73           --
                                                        ------     ------      ------       ------        ------       ------
    Total distributions                                   0.05       4.84        2.53         0.73          2.97         0.40
                                                        ------     ------      ------       ------        ------       ------
Net asset value, end of period                          $23.44     $21.20      $32.00       $33.33        $27.79       $29.45
                                                        ======     ======      ======       ======        ======       ======
Total Return (1)                                         10.79%    (21.62%)      2.71%       22.83%         4.80%        4.15%
Ratios/supplemental data:
  Net assets, end of period (000 omitted)             $193,446   $181,000    $226,000     $223,000      $221,000     $254,000
Ratios to average net assets: #
  Net expenses                                            1.00%      1.00%       0.66%        0.06%         0.05%        0.07%
  Net investment income                                   0.72%      0.87%       0.38%        1.14%         1.71%        1.66%
  Expenses without waivers and reimbursements             1.54%      1.54%       1.50%        1.31%         1.34%        1.27%
  Net investment income (loss) without waivers
    and reimbursements                                    0.18%      0.33%      (0.46%)      (0.11%)        0.42%        0.46%
Portfolio turnover rate                                      5%        33%        149%         141%          150%         141%

^^   Formerly Chase Vista Select International Equity Fund.
& On November 20, 1998, the Fund underwent a "6 shares for 1" split of shares. Prior periods have been restated to reflect the split.
**   Commencement of offering of class of shares.
*    Commencement of operations.
^    Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#    Short periods have been annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS


U.S. EQUITY FUNDS

Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndexTM Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund


SELECT FUNDS
Select Balanced Fund
Select Equity Income Fund
Select International Equity Fund
Select Large Cap Equity Fund
Select Large Cap Growth Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund


TAX AWARE FUNDS
Fleming Tax Aware International
  Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Small Company
  Opportunities Fund
Tax Aware U.S. Equity Fund


SPECIALTY FUNDS
Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund


INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Growth Fund
Fleming International Opportunities Fund
Fleming International Value Fund
Fleming Japan Fund
Fleming Pacific Region Fund


INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short-Term Bond Fund II
Strategic Income Fund
U.S. High Yield Bond Fund
U.S. Treasury Income Fund


TAXFREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free
  Income Fund
Tax Free Income Fund


MONEY MARKET FUNDS
100% U.S. Treasury Securities
  Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

SEMI-ANNUAL REPORT (UNAUDITED)


JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank (Chase). Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.




                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039



         (C)J.P. Morgan Chase & Co., 2002 All Rights Reserved. June 2002


                                                                   SAN-INTEQ-602